UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934  (Amendment No. __)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

FRONTEGRA FUNDS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

FRONTEGRA FUNDS, INC.

Frontegra Columbus Core Plus Fund

Frontegra Columbus Core Fund

Frontegra IronBridge Small Cap Fund

Frontegra IronBridge SMID Fund

Frontegra New Star International Equity Fund

Frontegra Netols Small Cap Value Fund

 (collectively, the “Funds”)

September ___, 2008

Dear Shareholder:

We are writing to inform you of the upcoming special meeting of shareholders of Frontegra Funds, Inc. (the “Corporation”) to vote on important proposals affecting the Funds.  We are asking shareholders of each Fund to approve a new investment advisory agreement between the Corporation and Frontegra Asset Management, Inc. (the “Adviser”), the investment adviser to the Funds.  We are also asking shareholders of each Fund to approve a new subadvisory agreement between the Adviser and the applicable subadviser.  Additionally, we are asking shareholders of the Funds to elect three Directors to the Board of Directors of the Corporation (the “Board”).

As discussed in more detail in the enclosed Proxy Statement, the investment advisory agreement between the Corporation and the Adviser terminated on August 1, 2008 due to a change in control of the Adviser.  Effective August 1, 2008, William D. Forsyth III acquired 100% of the ownership interest in the Adviser.  The change in control constituted an “assignment” of the investment advisory agreement between the Corporation and the Adviser within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).  An investment advisory agreement automatically terminates upon its “assignment” under the applicable provisions of the 1940 Act.  Additionally, the change in control resulted in the termination of the subadvisory agreements between the Adviser and each subadviser.

To avoid disruption of the Funds’ investment management programs, the Board approved interim advisory and subadvisory agreements (the “Interim Agreements”) for each Fund on July 24, 2008.  The Interim Agreements became effective upon the change in control and provide that the Adviser and subadvisers will continue to provide advisory and subadvisory services to the Funds on substantially the same terms and with the identical fee structures as the prior advisory and subadvisory agreements (the “Prior Agreements”) until shareholders of each Fund approve a new advisory agreement and new subadvisory agreements, as applicable to their Fund (the “New Agreements”).

The question and answer section that follows discusses the Proposals that require shareholder approval.  The Proxy Statement itself provides greater detail about the Proposals.  The Board recommends that you read the enclosed materials carefully and vote in favor of the Proposals.

You may choose one of the following options to authorize a proxy to vote your shares, which is commonly known as proxy voting, or to vote in person at the meeting:

•

Mail: Complete and return the enclosed proxy card(s).

•

Internet: Access the website shown on your proxy card(s) and follow the online instructions.

•

Telephone (automated service): Call the toll-free number shown on your proxy card(s) and follow the recorded instructions.

•

In person: Attend the special shareholder meeting on October ___, 2008.

Your vote is very important to us.  Whichever method you choose, please be sure to cast your vote as soon as possible.  Even if you plan to attend the special meeting of shareholders, you can vote in advance using one of the other methods.

Thank you for your response and for your continued investment in the Funds.

Sincerely,

William D. Forsyth III

President of Frontegra Funds, Inc.

[Frontegra Funds logo]

Questions and Answers

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the matters affecting the Funds that require shareholder vote.

Q.

Why am I receiving this proxy statement?

A.

The advisory agreement between the Corporation and the Adviser terminated on August 1, 2008 due to a change in control of the Adviser.  Effective August 1, 2008, William D. Forsyth III acquired 100% of the ownership interest in the Adviser.  This change in control constituted an “assignment” within the meaning of the 1940 Act, which regulates investment companies such as the Corporation, automatically terminating the Prior Agreements.  Accordingly, we are asking shareholders of each Fund to approve a new advisory agreement and a new subadvisory agreement for their Fund.

Q.

How does the assignment affect the Funds?

A.

The Funds and their respective investment objectives and policies have not changed.  You will still own the same number of shares in the same Funds and the value of your investment will not change.  With the exception of the new subadvisory agreement between the Adviser and IronBridge Capital Management, LP, the New Agreements contain similar terms and conditions and the identical fee structures as the Prior Agreements, and each is discussed in more detail in the enclosed Proxy Statement.

Q.

Will the investment advisory and subadvisory fee rates be the same upon approval of the New Agreements?

A.

The investment advisory rate applicable to each Fund under the new investment advisory agreement will be the same as the rate in effect prior to the assignment.  The subadvisory fee rates applicable to the Frontegra IronBridge Small Cap Fund and Frontegra IronBridge SMID Fund will change upon the approval of the new subadvisory agreement between the Adviser and IronBridge Capital Management, LP., and such subadvisory fee rates are discussed in more detail in the enclosed Proxy Statement.  The subadvisory fee rates applicable to the other Frontegra Funds will be the same as the rates in effect prior to the assignment.

Q.

Why am I being asked to elect Directors?

A.

The Board has recommended that shareholders elect the current Directors to the Board because they have served in these capacities for many years and therefore are familiar with the Adviser, each Subadviser and with the management and operation of the Frontegra family of Funds.  In addition, shareholder election of the entire Board will ensure that the Corporation continues to satisfy the 1940 Act in this regard.

Q.

How does the Board recommend that I vote?

A.

After careful consideration, the members of the Board, the majority of whom are not “interested persons” of the Corporation as defined in the 1940 Act, recommend that you vote FOR the New Agreements and FOR the nominee Directors.  The reasons for their recommendations are discussed in more detail in the enclosed Proxy Statement.

Q.

Will the Fund pay for the proxy solicitation and related legal costs?

A.

No.  The Adviser has agreed to bear these costs.

Q.

How can I authorize a proxy or vote my shares?

A.

You may choose from one of the following options, as described in more detail on the proxy card(s):

•

By mail, using the enclosed proxy card(s) and return envelope;

•

By telephone, using the toll-free number on your proxy card(s);

•

Through the Internet, using the website address on your proxy card(s); or

•

Vote in person at the shareholder meeting.

IMPORTANT INFORMATION FOR SHAREHOLDERS

FRONTEGRA FUNDS, INC.

Frontegra Columbus Core Plus Fund

Frontegra Columbus Core Fund

Frontegra IronBridge Small Cap Fund

Frontegra IronBridge SMID Fund

Frontegra New Star International Equity Fund

Frontegra Netols Small Cap Value Fund

 (collectively, the “Funds”)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of Frontegra Funds, Inc. (the “Corporation”) will be held at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois  60062 on October ___, 2008, at 10:00 a.m., local time, for the following purposes (each, a “Proposal”):

1.

To elect three current Directors, David L. Heald, James M. Snyder and William D. Forsyth III, to the Board of Directors to serve until their successors are duly elected and qualify;

2.

To approve a new investment advisory agreement between the Corporation on behalf of each Fund and Frontegra Asset Management, Inc. (the “Adviser”), the investment adviser to the Funds;

3.

For shareholders of the Frontegra Columbus Core Plus Fund and Frontegra Columbus Core Fund, to approve a new subadvisory agreement between Reams Asset Management Company, LLC and the Adviser;

4.

For shareholders of the Frontegra IronBridge Small Cap Fund and Frontegra IronBridge SMID Fund, to approve a new subadvisory agreement between IronBridge Capital Management, LP and the Adviser;

5.

For shareholders of the Frontegra New Star International Equity Fund, to approve a new subadvisory agreement between New Star Institutional Managers Limited and the Adviser; and

6.

For shareholders of the Frontegra Netols Small Cap Value Fund, to approve a new subadvisory agreement between Netols Asset Management, Inc. and the Adviser.

The Board of Directors of the Corporation recommends that shareholders vote FOR each Proposal.

Holders of record of shares of each Fund at the close of business on August 26, 2008 are entitled to notice of and to vote at the Meeting and at any adjournments or postponements thereof.  Shareholders are entitled to one vote for each share held and each fractional share is entitled to a proportionate fractional vote.  The persons named as proxies will vote in their discretion on any procedural matter that may properly come before the Meeting or any adjournments or postponements thereof.

By Order of the Board of Directors,

William D. Forsyth III
Secretary of Frontegra Funds, Inc.

Northbrook, Illinois
September ___, 2008

IMPORTANT— WE NEED YOUR PROXY VOTE IMMEDIATELY

A shareholder may think that his or her vote is not important, but it is vital for the Corporation’s continued operation.  We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage if mailed in the United States (or to take advantage of the telephonic or internet voting procedures described on the proxy card).  Your prompt return of the enclosed proxy card (or your authorization of a proxy by other available means) may save the necessity of further solicitations.  If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so.

September ___, 2008

FRONTEGRA FUNDS, INC.

Frontegra Columbus Core Plus Fund

Frontegra Columbus Core Fund

Frontegra IronBridge Small Cap Fund

Frontegra IronBridge SMID Fund

Frontegra New Star International Equity Fund

Frontegra Netols Small Cap Value Fund

(collectively, the “Funds”)

400 Skokie Boulevard, Suite 500
Northbrook, Illinois  60062

PROXY STATEMENT

This Proxy Statement is solicited by the Board of Directors (the “Board”) of Frontegra Funds, Inc. (the “Corporation”) for voting at a Special Meeting of Shareholders (the “Meeting”) to be held on October ___, 2008, at 10:00 a.m., local time, at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062.  The Corporation is an open-end management investment company, organized as a Maryland corporation.  As used in this Proxy Statement, each Fund’s shares are referred to as “Shares.”

A list of the proposals described in this Proxy Statement and the Fund(s) to which each applies is described below:

	Proposal	Fund(s) to which Proposal Applies
1.	To elect three current Directors, David L. Heald, James M. Snyder and William D. Forsyth III, to the Board to serve until their successors are duly elected and qualify.	All Funds, voting together.
2.	To approve a new investment advisory agreement between the Corporation, on behalf of each Fund, and Frontegra Asset Management, Inc. (the “Adviser”), the investment adviser to the Funds.	All Funds, voting separately
3.	To approve a new subadvisory agreement between Reams Asset Management Company, LLC and the Adviser.	Frontegra Columbus Core Plus Fund and Frontegra Columbus Core Fund, voting separately
4.	To approve a new subadvisory agreement between IronBridge Capital Management, LP and the Adviser.	Frontegra IronBridge Small Cap Fund and Frontegra IronBridge SMID Fund, voting separately
5.	To approve a new subadvisory agreement between New Star Institutional Managers Limited and the Adviser.	Frontegra New Star International Equity Fund
6.	To approve a new subadvisory agreement between Netols Asset Management, Inc. and the Adviser.	Frontegra Netols Small Cap Value Fund

This Proxy Statement and the enclosed proxy card are expected to be distributed to shareholders on or about September ___, 2008, or as soon as practicable thereafter.

The solicitation of proxies will occur principally by mail, but proxies may also be solicited by telephone, e-mail or other electronic means, facsimile or personal interview.  If instructions are recorded by telephone, the person soliciting the proxies will use procedures designed to authenticate shareholders’ identities to allow shareholders to authorize the voting of their Shares in accordance with their instructions, and to confirm that a shareholder’s instructions have been properly recorded.

The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, facsimile or telegraph, will be paid by the Adviser.  In addition to the solicitation by mail, certain officers and representatives of the Corporation, officers and employees of the Adviser and Subadvisers and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, the Internet, facsimile, letter or other electronic means.  Broadridge Financial Solutions, Inc. (“Broadridge”) has been retained as proxy tabulator.

A proxy is enclosed with respect to the Shares you own in each Fund.  If you return a properly executed proxy, the Shares represented by it will be voted at the Meeting in accordance with the instructions thereon.  Each full Share is entitled to one vote and each fractional Share to a proportionate fractional vote.  If you do not expect to be present at the Meeting and wish your Shares to be voted, please complete the enclosed proxy card and mail it in the enclosed reply envelope, or vote by telephone or the Internet as described on the proxy card.

Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Corporation a written notice of revocation, by the execution of a later-dated proxy, or by attending the Meeting and voting in person.

If you need additional copies of this Proxy Statement, please contact the Corporation at 1-888-825-2100.  Additional copies of this Proxy Statement will be delivered to you promptly upon request.  If you do not want the mailing of this Proxy Statement to be combined with those for other members of your household, contact the Corporation in writing at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois, 60062 or call 1-888-825-2100.

For a free copy of the Corporation’s annual report for the fiscal year ended June 30, 2008, write to the Corporation at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois, 60062 or call 1-888-825-2100.

BACKGROUND TO PROPOSALS

The Transaction

On August 1, 2008, William D. Forsyth III acquired 100% of the ownership interest in the Adviser and in Frontegra Strategies, LLC (the “Distributor”), the principal distributor for the Funds (the “Transaction”).  Prior to the consummation of the Transaction, Mr. Forsyth and Thomas J. Holmberg, Jr. each owned 50% of the Adviser and the Distributor and were co-Presidents of the Corporation, the Adviser and the Distributor.  Effective August 1, 2008, Mr. Holmberg no longer holds an ownership interest in the Adviser or the Distributor and resigned from his positions at the Adviser, the Distributor and the Corporation.

Termination of Prior Investment Advisory and Subadvisory Agreements

The Transaction resulted in a change in control of the Adviser and, therefore, constituted an “assignment” of the prior investment advisory agreement between the Corporation and the Adviser (the “Prior Advisory Agreement”) within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).  An investment advisory agreement automatically terminates upon its “assignment” under the applicable provisions of the 1940 Act.  Additionally, the Transaction resulted in the termination of the existing subadvisory agreements between the Adviser and each of the following subadvisers (each, a “Subadviser”): (i) Reams Asset Management Company, LLC for subadvisory services to Frontegra Columbus Core Plus Fund and Frontegra Columbus Core Fund, (ii) IronBridge Capital Management, LP for subadvisory services to Frontegra IronBridge Small Cap Fund and Frontegra IronBridge SMID Fund, (iii) New Star Institutional Managers Limited for subadvisory services to Frontegra New Star International Equity Fund and (iv) Netols Asset Management, Inc. for subadvisory services to Frontegra Netols Small Cap Value Fund  (the “Prior Subadvisory Agreements,” and together with the Prior Advisory Agreement, the “Prior Agreements”).

To avoid disruption of the Funds’ investment management program, the Board of Directors of the Corporation, the majority of whom are not “interested persons” of the Corporation as defined in the 1940 Act (the “Independent Directors”), approved an interim advisory agreement and interim subadvisory agreements (“Interim Agreements”) on July 24, 2008.  The Interim Agreements provide that the Adviser and Subadvisers will continue to provide advisory and subadvisory services to the Funds on substantially the same terms and with the identical fee structures as the Prior Agreements.  The Interim Agreements became effective on August 1, 2008 upon consummation of the Transaction and will remain in effect (unless sooner terminated) until shareholders of each Fund either approve or disapprove of a new advisory agreement (the “New Advisory Agreements”) and new subadvisory agreements applicable to their Fund (collectively, the “New Agreements”), or December 29, 2008, whichever is sooner.  If shareholders of the Funds approve the New Agreements at the Meeting, the New Agreements are expected to become effective on or about November 1, 2008.

The forms of the New Agreements are attached to this Proxy Statement as Exhibits.  With the exception of the new subadvisory agreement between the Adviser and IronBridge Capital Management, LP, the terms of the New Agreements are substantially similar to the terms of the Prior Agreements with respect to services provided by the Adviser and Subadvisers and have the identical fee structures.  The material terms of the New Agreements and Prior Agreements are compared below under the various Proposals.

The Board recommends that shareholders of each Fund vote FOR the approval of the new advisory agreement between the Corporation and the Adviser, FOR the new subadvisory agreements between the Adviser and the applicable Subadviser and FOR each of the nominees for election as a Director.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board recommends that shareholders of the Funds vote FOR the election of each of the nominees to the Board.

At the Meeting, shareholders of all of the Funds will be asked to elect three Directors to the Board.  The nominees are David L. Heald, James M. Snyder and William D. Forsyth III, all of whom are currently Directors of the Corporation and were nominated by the Independent Directors at a special meeting of the Board on July 24, 2008.  The persons named as proxies intend to vote for the election of these nominees as Directors of the Corporation unless such authority has been withheld in the proxy.  The Board currently consists of three Directors, consisting of Mr. Heald, Mr. Snyder and Mr. Forsyth.

Each person has agreed to be named in this proxy statement and to serve if elected.  The Board has no reason to believe that any person will become unavailable for the election as a director. However, if that should occur before the Meeting, your proxy will be voted for the individuals recommended by the Board to fill the vacancies.

The following table presents certain information regarding the current Directors, including their principal occupations.  Information is listed separately for Mr. Forsyth, who is an Interested Director, from Mr. Heald and Mr. Snyder, who are Independent Directors.  Mr. Forsyth is an Interested Director due to his 100% ownership interest in the Adviser.

Independent Director Nominees

Name, Address and Age	Position(s) Held with Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen By Director (if elected)	Other Directorships Held by Director
David L. Heald 400 Skokie Blvd., Suite 260, Northbrook, IL 60062 Age: 64	Independent Director	Indefinite; since June 1996

Mr. Heald received his B.A. in English from Denison University in 1966 and his J.D. from Vanderbilt University School of Law in 1969.  Mr. Heald has been a principal and a Director of Consulting Fiduciaries, Inc. (“CFI”), a registered investment adviser, since August of 1994.  CFI provides professional, independent, fiduciary decision making, consultation and alternative dispute resolution services to ERISA plans, plan sponsors and investment managers.  Between April 1994 and August 1994, Mr. Heald engaged in the private practice of law.  From August 1992 until April 1994, Mr. Heald was a managing director and the chief administrative officer of Calamos Asset Management, Inc., a registered investment adviser specializing in convertible securities, and he served as an officer and director of CFS Investment Trust, a registered investment company comprised of four series.  From January 1990 until August 1992, Mr. Heald was a partner in the Chicago based law firm of Gardner, Carton & Douglas.

				8*	None

James M. Snyder 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Age: 61	Independent Director	Indefinite; since May 2002.

Mr. Snyder received his B.S. in Finance from Indiana University in 1969 and his M.B.A. from DePaul University in 1973.  Mr. Snyder served as an investment professional with Northern Trust from June 1969 until his retirement in June 2001.  He served in a variety of capacities at Northern Trust, most recently as Executive Vice President of Northern Trust and Vice Chairman of Northern Trust Global Investments.  Mr. Snyder has earned the right to use the Chartered Financial Analyst (CFA) designation.

				8*	None
Interested Director Nominee
Name, Address and Age	Position(s) Held with Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Director (if elected)	Other Directorships Held by Director
William D. Forsyth III Frontegra Funds, Inc. Management, Inc. 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Age: 44	President and Secretary Director Co-President, Treasurer and Assistant Secretary	Elected annually by the Board of Directors; since August 2008. Indefinite; since May 1996. Elected Annually by the Board of Directors; from May 1996 to August 2008.

Mr. Forsyth received his B.S. in Finance from the University of Illinois in 1986 and his M.B.A. from the University of Chicago in 1988.  Mr. Forsyth has served as President of the Adviser since August 2008 and as Treasurer and a Director of the Adviser since May 1996.  Mr. Forsyth served as Co-President and Assistant Secretary of the Adviser from May 1996 to August 2008.  Mr. Forsyth has served as President of Timpani Capital Management LLC since August 2008 and served as Co-President from April 2008 to August 2008.  Mr. Forsyth has served as President of the Distributor since August 2008 and as Co-President from August 2007 to August 2008.  From July 1993 until the present, Mr. Forsyth also served as a Partner of Frontier Partners, Inc., a consulting/marketing firm.  From April 1987 until June 1993, Mr. Forsyth served as a Partner of Brinson Partners, Inc., an investment adviser, and from June 1986 until April 1987, he served as a product marketing representative of Harris Trust & Savings Bank.  Mr. Forsyth has earned the right to use the CFA designation.

				8*	None

*

*The Frontegra Funds consist of eight separate series, six of which are discussed in this Proxy Statement.  The Frontegra Sky International Value Fund and Frontegra Timpani Small Cap Growth Fund are additional series of the Corporation that are not included in this Proxy Statement.  As of the date of this Proxy Statement, such Funds had not commenced operations.

Officers of the Corporation

In addition to Mr. Forsyth, the Corporation has one other officer, Elyce D. Dilworth.  The following table presents certain information regarding Ms. Dilworth.

Officer of the Corporation
Name, Address and Age	Position(s) Held with Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Elyce D. Dilworth Frontegra Funds, Inc. 400 Skokie Blvd., Suite 500 Northbrook, Illinois 60062 Age: 41	Treasurer, Assistant Secretary, Chief Compliance Officer and Anti-Money Laundering Compliance Officer

Elected annually
by the Board of
Directors;
Treasurer and
Assistant
Secretary since
August 2008;
Chief
Compliance
Officer since
January 2008;
Anti-Money
Laundering
Compliance
Officer since
February 2008.

Ms. Dilworth received her B.B.A. in Finance from the University of Wisconsin – Milwaukee in 1989 and her M.S. in Accounting from the University of Wisconsin – Milwaukee in 1991.  Ms. Dilworth has served as Chief Compliance Officer of the Adviser since January 2008.  Ms. Dilworth has served as Chief Financial Officer and Chief Compliance Officer of Timpani Capital Management LLC since April 2008. Ms. Dilworth has served as Chief Compliance Officer of the Distributor since August 2008. From June 2004 until May 2007, Ms. Dilworth was the Chief Compliance Officer for the Van Wagoner Funds, Inc., and the President, Secretary and Treasurer from January 2005 until May 2007.  From April 1994 until December 2003, Ms. Dilworth was employed by UMB Fund Services, Inc., a service provider to mutual funds and alternative investment products.  From January 1992 until April 1994, Ms. Dilworth was a Staff Accountant for PriceWaterhouseCoopers LLP, a public accounting firm.

Responsibilities of the Board

The business and affairs of the Corporation are managed under the direction of the Board, including general oversight and review of investment policies and activities of each Fund.  The Board also elects the officers of the Corporation, who are responsible for supervising and administering each Fund’s day-to-day operations.  The Board held six meetings during the fiscal year ended June 30, 2008.  Each incumbent director attended at least 75% of the Board meetings and the meetings of the Board committees on which the director served during such period.

Shareholders wishing to communicate with the Board or individual Directors should send such correspondence to the offices of Frontegra Funds, Inc., 400 Skokie Boulevard, Suite 500, Northbrook Illinois  60062.  Shareholder communications will be sent directly to the applicable Board member(s).  The Corporation currently does not have a policy with respect to Board members’ attendance at shareholder meetings.

Standing Committee

The Board has one standing committee – an Audit Committee.  Pursuant to its charter, the Audit Committee oversees:  the accounting and financial reporting policies and procedures of the Corporation and each of its series; oversees the Corporation’s internal control over financial reporting and disclosure controls and procedures; oversees the quality, objectivity and integrity of the Corporation’s financial statements and the independent audit thereof; monitors the independent auditor’s qualifications, independence and performance; and is responsible for the appointment, compensation and oversight of the Corporation’s independent auditor.  During the fiscal year ended June 30, 2008, the Audit Committee met two times.  The two Independent Directors – Mr. Heald and Mr. Snyder – form the Audit Committee.

The Board does not have a nominating committee and does not have a charter or other written policy with regard to the nomination process.  The board believes it is appropriate not to have a nominating committee because of the small size of the Board and the Board as a whole can adequately serve the function of considering potential director nominees from time to time as needed.  The Independent Directors are responsible for identifying, evaluating and recommending nominees to the Board as needed.  While the Independent Directors do not have a formal process for identifying and evaluating director candidates, the Independent Directors will seek to ensure that the Board, as a whole, possesses the strategic and financial skills and experience necessary to fulfill its duties and to achieve its objectives, and is comprised of Directors who have the knowledge in areas that are of importance to the Funds.

The Board will consider each nominee on a case-by-case basis.  The Board will also consider properly qualified candidates submitted by shareholders in the same manner.  At a minimum, the candidate must display the highest personal and professional ethics, integrity, values and sound business judgment.  The Independent Directors consider relevant factors in considering prospective director nominees, including but not limited to a candidate’s independence, business experience, breadth of knowledge about issues and matters affecting the Funds, time availability for meetings and consultation regarding Fund matters.

Compensation

Directors and officers of the Corporation who are also officers, directors, employees or shareholders of the Adviser do not receive any remuneration from the Corporation for serving as Directors or officers.  Accordingly, Mr. Forsyth does not receive any remuneration from the Corporation for his services as Director and officer.  Ms. Dilworth receives compensation from the Adviser for her services as Chief Compliance Officer of the Corporation.  The Funds pay compensation to an outside consulting firm for compliance-related services in support of Ms. Dilworth’s position as Chief Compliance Officer.  Neither the Corporation nor the Funds maintain any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as Corporation or Fund expenses. The following table provides information relating to compensation paid to Mr. Heald and Mr. Snyder for their services as Directors of the Corporation for the fiscal year ended June 30, 2008.

Aggregate Compensation Paid to Directors By the Funds
Name	Core Plus Fund	Core Fund	IronBridge Small Cap Fund	IronBridge SMID Fund	International Equity Fund	Small Cap Value Fund	Total Compensation from Funds and Fund Complex(2)

William D. Forsyth III(1)	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0
David L. Heald	$3,750.00	$3,750.00	$3,750.00	$3,750.00	$3,750.00	$3,750.00	$22,500.00 (3)
James M. Snyder	$3,333.34	$3,333.34	$3,333.34	$3,333.32	$3,333.34	$3,333.32	$20,000.00 (3)

___________________

(1)

Mr. Forsyth is deemed an “interested person” as defined in the 1940 Act.

(2)

The Frontegra Funds consist of eight separate series, six of which are discussed in this Proxy Statement.

(3)

The disinterested Directors may invest their compensation in shares of the Funds.

Director Ownership of Funds

The following table sets forth the dollar range of Fund shares beneficially owned by each Director as of June 30, 2008, stated using the following ranges: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

Dollar Range of Equity Securities Beneficially Owned
Name of Director	Core Plus Fund	Core Fund	Small Cap Fund	SMID Fund	International Equity Fund	Small Cap Value Fund	Aggregate Dollar Range of Equity Securities Beneficially Owned in Frontegra Family of Funds

William D. Forsyth III(1)	None	None	None	None	Over $100,000	None	Over $100,000
David L. Heald	$10,001- $50,000	None	$10,001- $50,000	None	None	None	$10,001- $50,000
James M. Snyder	None	None	Over $100,000	None	None	None	Over $100,000

INFORMATION ON INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP (“E&Y”) was selected by the Board, including a majority of the Independent Directors and retained by the Audit Committee as independent auditors for the Funds for the fiscal year ending June 30, 2008.  Representatives of E&Y are not expected to be present at the Meeting. The aggregate fees billed for professional services by E&Y during the last two fiscal years were as follows:

	Fiscal Year Ended June 30, 2008	Fiscal Year Ended June 30, 2007

Audit Fees	$193,800	$148,410
Audit-Related Fees	-	-
Tax Fees	$33,600	$ 31,200
All Other Fees	-	-

In the above table, “audit fees” are fees billed for professional services for the audit of the Corporation’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements. “Tax fees” are fees billed for professional services rendered by E&Y for tax compliance, tax advice and tax planning.

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Corporation, including services provided to any entity affiliated with the Corporation with respect to any engagement that directly relates to the operations and financial reporting of the Corporation.  In accordance with its pre-approval policies and procedures, the audit committee pre-approved all audit and tax services provided by E&Y during fiscal 2008.  During the last two fiscal years, there were no non-audit services rendered by E&Y to the Corporation’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Corporation.  All of E&Y’s hours spent on auditing the Corporation’s financial statements were attributed to work performed by full-time permanent employees of E&Y.

_______________________

(1)

This Director is deemed an “interested person” as defined in the 1940 Act.

PROPOSAL 2

APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT BETWEEN
THE CORPORATION AND THE ADVISER

The Board recommends that shareholders of each Fund vote FOR the approval of the New Advisory Agreement between the Corporation and the Adviser.

At the Meeting, shareholders of each Fund will be asked to approve the New Advisory Agreement between the Corporation and the Adviser.  The New Advisory Agreement contains substantially similar terms with respect to the investment advisory services provided by the Adviser and the identical fee structure as the Prior Advisory Agreement, which was originally entered into on October 30, 1996.  The New Advisory Agreement would simply continue the relationship between the Corporation and the Adviser.  The Corporation’s Independent Directors last approved the Prior Advisory Agreement on August 20, 2007 as part of its regular annual review process.  The Prior Advisory Agreement was last approved by the Corporation’s shareholders on October 9, 1996.

Multiple Class Structure

Three of the Funds, the Frontegra Columbus Core Plus Fund, Frontegra IronBridge SMID Fund and Frontegra Netols Small Cap Value Fund, currently offer two different classes of shares, Institutional Class shares and Class Y shares.  The different classes of shares represent investments in the same portfolio of securities, but are subject to different expenses.  Share classes may have different expenses which may affect their performance and may be subject to different investment minimums and other features.

Compensation Paid to the Adviser

Under the terms of the Prior Advisory Agreement, the Adviser supervises the management of the Funds’ investments and business affairs, subject to the supervision of the Board.

At its expense, the Adviser provides office space and all necessary office facilities, equipment and personnel for servicing the investments of the Funds.  As compensation for its services, the Adviser is entitled to receive from each Fund an investment advisory fee equal to a percentage of each Fund’s average daily net assets (“ADNA”) at the following annual rates:

Fund	Advisory Fee as % of ADNA
Frontegra Columbus Core Plus Fund	0.40%
Frontegra Columbus Core Fund	0.42%
Frontegra IronBridge SMID Fund	0.85%
Frontegra IronBridge Small Cap Fund	1.00%
Frontegra New Star International Equity Fund	0.95%
Frontegra Netols Small Cap Value Fund	1.00%

Pursuant to expense cap agreements between the Adviser and the Corporation, the Adviser contractually agreed to waive its management fee and/or reimburse each of the Funds to ensure that the total operating expenses for the shares of each Fund, as a percentage of each Fund’s ADNA are as follows:

Fund	Total Operating Expenses as % of ADNA
	Institutional Class	Class Y
Frontegra Columbus Core Plus Fund	0.35%	0.80%
Frontegra Columbus Core Fund	0.35%	n/a
Frontegra IronBridge SMID Fund	0.95%	1.40%
Frontegra IronBridge Small Cap Fund	1.10%	n/a
Frontegra New Star International Equity Fund	0.75%	n/a
Frontegra Netols Small Cap Value Fund	1.10%	1.50%

The expense cap agreements will continue in effect until October 31, 2009, with successive renewal terms of one year unless terminated by the Adviser or the Corporation prior to any such renewal.

For the fiscal year ended June 30, 2008, the Funds paid the following advisory fees to the Adviser under the Advisory Agreement, of which the Adviser waived or recouped the following amounts:

Fund	Advisory Fee	Waiver/Recoupment	Advisory Fee After Waiver/ Recoupment

Frontegra Columbus Core Plus Fund	$ 1,734,350	$ (802,439)	$ 931,911
Frontegra Columbus Core Fund	$ 402,868	$ (341,113)	$ 61,755
Frontegra IronBridge SMID Fund	$ 1,726,133	$ (22,812)	$ 1,703,321
Frontegra IronBridge Small Cap Fund	$ 4,174,986	$ 32,371	$ 4,207,357
Frontegra New Star International Equity Fund	$ 6,177,170	$(2,007,759)	$ 4,169,411
Frontegra Netols Small Cap Value Fund	$ 223,142	$ (110,227)	$ 112,915

Totals:	$14,438,649	$(3,251,979)	$11,186,670

Information about the Adviser

The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).  The Adviser’s principal offices are located at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062.  As of June 30, 2008, the Adviser managed over $1.6 billion of investment assets.  Effective August 1, 2008, Mr. Forsyth acquired 100% of the ownership interest in the Adviser pursuant to the Transaction, as described above.  Prior to the consummation of the Transaction, Mr. Forsyth and Mr. Holmberg each owned 50% of the Adviser.

The following table sets forth the officers of the Corporation and their positions with the Adviser as of August 1, 2008.  Officers of the Adviser who also serve as officers of the Corporation do not receive compensation from the Funds for their services as officers of the Corporation.  The Chief Compliance Officer of the Corporation receives compensation from the Adviser for her services as chief compliance officer.

Name	Position with the Fund	Position with the Adviser
William D. Forsyth III	President and Secretary	Director, President and Treasurer

Elyce D. Dilworth	Chief Compliance Officer, Treasurer and Assistant Secretary	Chief Compliance Officer and Secretary

There were no brokerage commissions paid by the Funds to affiliated brokers of the Adviser for the Funds’ fiscal year ended June 30, 2008.

Summary of the New Advisory Agreement and Prior Advisory Agreement

A copy of the New Advisory Agreement is attached as Exhibit A.  The following description is only a summary; however, all material terms of the New Advisory Agreement have been included in this summary.  You should refer to Exhibit A for the New Advisory Agreement, and the description set forth in this Proxy Statement of the New Advisory Agreement is qualified in its entirety by reference to Exhibit A.

The investment advisory services to be provided by the Adviser under the New Advisory Agreement are substantially the same and the fee structure is identical as under the Prior Advisory Agreement.  The changes between the New Advisory Agreement and the Prior Advisory Agreement generally relate to regulatory requirements that have been enacted since the Corporation and the Adviser first entered into the Prior Advisory Agreement on October 30, 1996, clarifying changes in accordance with the 1940 Act and other changes to reflect current industry best practices.

Advisory Services.  Both the New Advisory Agreement and Prior Advisory Agreement provide that the Adviser will furnish certain investment advisory services to the Corporation, on behalf of each Fund, including continuous advice and recommendations as to the acquisition, holding or disposition of any and all securities or other assets of each Fund, subject to supervision of the Board and in accordance with each Fund’s investment objectives.  The New Advisory Agreement clarifies that the Adviser will also manage each Fund in accordance with the policies and restrictions as stated in the Funds’ Registration Statement on Form N-1A, compliance policies and procedures adopted by the Board and the Corporation’s organizational documents.  Both the New Advisory Agreement and Prior Advisory Agreement provide that the Adviser may delegate its duties to a subadviser.  The New Advisory Agreement clarifies that such delegation is at the Adviser’s own expense.

Management Fees.  Both the New Advisory Agreement and Prior Advisory Agreement contain the identical fee structure based on each Fund’s average daily net assets.

Duration and Termination.  Both the New Advisory Agreement and Prior Advisory Agreement provide that it will begin for a Fund upon execution of the applicable Exhibit relating to such Fund and will remain in effect for such Fund for two years from the effective date for such Fund.  Both the New Advisory Agreement and Prior Advisory Agreement provide that, after the initial two-year term for a Fund, it will remain in effect for successive periods of one year, subject to annual approval by the Board.  The New Advisory Agreement clarifies that the annual approval may also be approved by the vote of a majority of the outstanding voting securities of each Fund in accordance with the 1940 Act.  Both the New Advisory Agreement and Prior Advisory Agreement may be terminated at any time, on sixty (60) days’ prior written notice, by the Corporation (by vote of the Board or by vote of a majority of the outstanding voting securities of a Fund) or by the Adviser, without the payment of a penalty.

Payment of Expenses.  Both the New Advisory Agreement and Prior Advisory Agreement provide that the Adviser will pay all expenses incurred by it in connection with its activities under the Agreement, compensation of the Directors of the Corporation who are “interested persons” of the Corporation as defined in the 1940 Act (“Interested Directors”) and the Corporation’s rental of offices.  Under the New Advisory Agreement, the Adviser will pay the costs of any special Board meetings or shareholders’ meetings convened for the primary benefit of the Adviser.  The New Advisory Agreement removes the Adviser’s obligation to bear expenses related to the promotion of Shares in keeping with the Rule 12b-1 plan applicable to Class Y shares of the Funds.  Additionally, the New Advisory Agreement clarifies that the Corporation will pay for customary Fund expenses, such as the costs of the maintenance of the Corporation’s registration statement, compliance program, bond and insurance coverage, any expenses incurred in connection with litigation, proceedings and claims and the legal obligations of the Corporation to indemnify its Directors, employees, shareholders and agents with respect thereto and compensation payable to its compliance officers as may be approved by the Board from time to time.

Limitation on Liability.  Both the New Advisory Agreement and Prior Advisory Agreement provide that, in the absence willful misfeasance, bad faith or reckless disregard of its duties, the Adviser shall not be liable for any act or omission or any loss suffered in the performance of its duties.  The New Advisory Agreement also provides that the Adviser, or any of its officers, directors, agents or employees, shall not be liable for any error of judgment, mistake of law or any loss arising out of the performance of its duties in the absence of negligence.  The Prior Advisory Agreement had a gross negligence standard.  Additionally, the New Advisory Agreement provides that nothing in the New Advisory Agreement shall constitute a waiver or limitation of any rights that the Corporation or any shareholder of a Fund may have under any federal securities or state laws, which may impose liabilities under certain circumstances on persons who have acted in good faith.

Amendments.  The Prior Advisory Agreement provides that the Agreement may be amended by the mutual consent of the parties, provided that the terms of the amendment are approved by the Board or by the affirmative vote of a majority of the outstanding voting securities of each Fund.  The New Advisory Agreement was revised to track the wording of the 1940 Act and to clarify that shareholder approval must only be obtained if required by the 1940 Act.

Other Provisions.  The New Advisory Agreement adds provisions to clarify obligations under regulatory requirements that have been enacted since the Corporation and the Adviser first entered into the Prior Advisory Agreement and to conform to current industry best practices.  The New Advisory Agreement states that the Adviser will act in accordance in all material respects with the Corporation’s organizational documents, regulatory filings and compliance policies and procedures and that the Adviser will cooperate with reviews of its compliance program by the Corporation’s compliance personnel.  Additionally, the New Advisory Agreement states that the Adviser has adopted a Code of Ethics, will not disclose non-public information as defined in Regulation S-P, will use its best efforts to assist the Funds in complying with the Sarbanes-Oxley Act of 2002 and implementing the Corporation’s controls and procedures and will provide information as may reasonably be requested in connection with the Board’s annual consideration of the Agreement.

Board Approval and Recommendation

When the Board reviewed the New Agreements at a special meeting on July 24, 2008, the Board was provided materials relevant to its consideration of the New Agreements, such as the Adviser’s and each Subadviser’s Form ADV and Code of Ethics, information regarding the Adviser’s and each Subadviser’s compliance program, personnel and financial condition and memoranda prepared by the Corporation’s legal counsel.  The Board also reviewed the advisory and subadvisory fees that would be payable by each Fund and the Adviser under the New Agreements, the proposed expense cap agreements between the Corporation and the Adviser on behalf of each Fund and comparative fee and expense information provided by an independent third party.  The Board was also provided with the Adviser’s and Subadvisers’ responses to detailed requests submitted by the Corporation’s legal counsel.

In reaching its decision to approve the New Advisory Agreement, the Board, the majority of which are Independent Directors, met at a special meeting held on July 24, 2008 with the officers of the Adviser and the Corporation’s legal counsel.  In the course of its review, the Board considered their legal responsibilities with regard to all factors deemed to be relevant to the Funds, including but not limited to the following:  (1) the quality of services provided to the Funds since the Adviser first became investment adviser to the Corporation in 1996; (2) the performance of each Fund since the Adviser became the investment adviser to such Fund; (3) the fact that the Transaction is not expected to affect the manner in which each Fund is advised; (4) the fact that the investment management teams at each Subadviser will continue to manage the applicable Funds; (5) the fee structure under the New Advisory Agreement would be identical to the fee structure under the Prior Advisory Agreement; (6) the changes to terms in the New Advisory Agreement from the Prior Advisory Agreement are generally to conform to current regulatory requirements and industry best practices; and (7) other factors deemed relevant.

The Board considered whether the New Advisory Agreement would be in the best interests of each Fund and its shareholders and the overall fairness of the New Advisory Agreement.  Among other things, the Board reviewed information concerning:  (1) the nature, extent and quality of the services provided by the Adviser; (2) each Fund’s investment performance; (3) the cost of the services provided and the profits realized by the Adviser and its affiliates from their relationship with the Corporation on behalf of each Fund; (4) the extent to which economies of scale have been or will be realized as each Fund grows; and (5) the extent to which fee levels reflect the economies of scale, if any, for the benefit of each Fund’s shareholders.  In their deliberations, the Board did not identify any single factor as determinative.

Nature, Extent and Quality of the Services to be Provided.  The Board considered the Adviser’s background and services it would continue to provide to the Funds and their shareholders under the New Advisory Agreement.  The Board discussed the fact that the Adviser had chosen each Fund’s investment strategy and had selected the Subadvisers to make the day-to-day investment decisions for the Funds.  The Board noted that the Adviser has 12 years of experience in hiring and supervising subadvisers to portfolios in the Frontegra family of Funds.  The Board discussed the Adviser’s responsibilities for overseeing the Subadvisers and for monitoring each Fund’s compliance with applicable requirements under the securities laws.  The Board concluded that the range of services to be provided by the Adviser was appropriate and that the Adviser was qualified to provide such services.

The Board took into account that there will be no changes (including changes to the fee structure) that will adversely impact the Adviser’s ability to provide the same quality of services as were provided under the Prior Advisory Agreement; the New Advisory Agreement is similar in most respects to the Prior Advisory Agreement; there are no material compliance issues or material changes to compliance policies and procedures since the last renewal of the Prior Advisory Agreement; during the term of the interim advisory agreement, the advisory fees are being held in escrow pending approval of the New Advisory Agreement; the Funds would not bear expenses related to the proxy statement.

Performance Record of the Funds.  The Board reviewed each Fund’s performance record for the period ended June 30, 2008.  The Board noted that one of the Funds had outperformed its benchmark index for the past five-, ten-year and since-inception periods and slightly underperformed its benchmark for the one-year period ended June 30, 2008, one of the Funds had outperformed its benchmark for the one- and five-year periods and slightly underperformed its benchmark for the inception period ended June 30, 2008, one of the Funds had outperformed its benchmark for the one-, five-year and since-inception periods ended June 30, 2008, one of the Funds outperformed its benchmark for the one-, three-year and since-inception periods ended June 30, 2008, one Fund had outperformed its benchmark for the one-year period and had underperformed its benchmark for the three-year and since-inception periods ended June 30, 2008 and one Fund had outperformed its benchmark for the one-year and since inception periods ended June 30, 2008.  The Board concluded that the Adviser has developed the necessary expertise and resources in selecting and managing qualified subadvisers to provide investment advisory services to the Funds in accordance with each Fund’s investment objective and strategy.  After considering all of the information, the Board concluded that, although past performance is not a guarantee of future results, the Funds and their shareholders were likely to benefit from the Adviser’s continued management.

Advisory fees.  The Board compared each Fund’s contractual advisory fee and total expense ratio to the industry data provided by an independent service with respect to other mutual funds in the same peer group.  The Board noted that the equity Funds’ advisory fees were above the industry average while the bond Funds’ advisory fees were below industry averages, and that the total expense ratios of the Institutional Class and common shares of the Funds, after giving effect to the contractual expense cap agreements, were well below industry averages.  The Board also reviewed the total expense ratios for the Funds that offer Class Y shares, which were slightly above industry averages.  The Board noted that overall, the Funds’ total expense ratios compared favorably to industry averages.  The Board concluded that the advisory fee to be paid by each Fund to the Adviser was reasonable in light of the nature and quality of services to be provided and fees paid by comparable funds.

Costs and profitability.  The Board reviewed information concerning the Adviser’s financial condition, costs and profitability.  The Board also considered the fact that the Adviser had renewed contractual expense cap agreements on behalf of the Funds.  The Board noted that the Adviser was still reimbursing expenses to five of the six Funds in operation.  The Board concluded that the Adviser’s current level of profitability was reasonable considering the quality of management and the fact that the Adviser was waiving its fees and/or reimbursing expenses for most of the Funds.

Economies of scale.  The Board reviewed net asset growth on a per Fund and aggregate basis and considered whether there may be economies of scale in the management of each Fund if its assets were to increase significantly.  However, the Board concluded that the assets of the Funds were not likely to increase to such an extent that breakpoints would be appropriate, particularly in light of the expense cap agreements in place between the Adviser and each Fund.

Benefits to the Adviser.  The Board considered information presented regarding any benefits to the Adviser or its affiliates from serving as adviser to the Funds (in addition to the advisory fee).  The Board noted that the Adviser’s affiliate, Frontier Partners, Inc. (“Frontier”), provides consulting services to, and is compensated by, the Subadvisers.  However, the Board determined that the Adviser’s services to the Funds would not be compromised by this potential conflict of interest.

On the basis of its review of the foregoing information, the Board found that the terms of the New Advisory Agreement were fair and reasonable and in the best interest of each Fund’s shareholders.

Based on all of the foregoing, the Board recommends that shareholders of each Fund vote FOR the approval of the New Advisory Agreement.

PROPOSAL 3

APPROVAL OF THE NEW SUBADVISORY AGREEMENT BETWEEN THE ADVISER
AND REAMS ASSET MANAGEMENT COMPANY, LLC

The Board recommends that the shareholders of the Frontegra Columbus Core Plus Fund (the “Core Plus Fund”) and Frontegra Columbus Core Fund (the “Core Fund”) approve the proposed new subadvisory agreement between the Adviser and Reams Asset Management Company, LLC (“Reams”) (the “New Reams Subadvisory Agreement”).

At the Meeting, shareholders of the Core Plus and Core Funds will be asked to approve the New Reams Subadvisory Agreement.  The New Reams Subadvisory Agreement contains substantially similar terms and the identical fee structure as the prior subadvisory agreement between the Adviser and Reams dated August 2, 1999, as amended (the “Prior Reams Subadvisory Agreement”).  The New Reams Subadvisory Agreement would simply continue the relationship between the Adviser and Reams.  Under the New Reams Subadvisory Agreement, Reams provides continuous advice and recommendations concerning the investments of the Core Plus and Core Funds and is responsible for placing purchase and sell orders for portfolio transactions.

The Board last approved the Prior Reams Subadvisory Agreement on August 20, 2007 as part of its regular annual review process.  The shareholders of the Core Plus and Core Funds last approved the Prior Subadvisory Agreement on July 28, 1999.

Compensation Paid to Reams

Under the Prior Reams Subadvisory Agreement, Reams is compensated by the Adviser for its investment advisory services at the annual rate of 0.21% of the Core Plus Fund’s average daily net assets and with respect to the Core Fund, Reams receives 75% of the net advisory fee received by the Adviser, after giving effect to any fee waiver or reimbursement by the Adviser pursuant to an expense cap agreement.  Pursuant to an expense cap agreement between the Adviser and the Corporation, on behalf of the Core Fund, the Adviser contractually agreed to waive its management fee and/or reimburse the Fund to ensure that the total operating expenses do not exceed 0.35% of the average daily net assets of the Core Fund’s average daily net assets.  The expense cap agreement will continue in effect until October 31, 2009 with successive renewal terms of one year unless terminated by the Adviser or the Corporation prior to any such renewal.  The fee structure under the New Reams Subadvisory Agreement is identical to the fee structure under the Prior Reams Subadvisory Agreement.

During the fiscal year ended June 30, 2008, Reams received $875,091 as compensation for its subadvisory services.

Information about Reams

Reams.  Reams is a registered investment adviser and is located at 227 Washington Street, Columbus, Indiana 47202-0727.  Reams provides investment advisory services to the Core Plus and Core Funds and also serves as investment adviser to other mutual funds, pension and profit-sharing plans and other institutional investors.  As of August 1, 2008, Reams had approximately $10.9 billion under management.

Mark M. Egan is Senior Vice President and a Manager of Reams.  David B. McKinney is President, Chief Compliance Officer and a Manager of Reams.  Robert A. Crider is a Senior Vice President and a Manager of Reams.  Thomas M. Fink is a Senior Vice President and a Manager of Reams.  Mr. Egan, Mr. McKinney, Mr. Crider and Mr. Fink are each considered a control person of Reams due to their ownership of and/or their position with Reams.

Portfolio Management Team.  Reams’ fixed income portfolio management team is responsible for the day-to-day management of each of the Fund’s portfolios.  The members of the team are listed below.  No member of the team is solely responsible for making recommendations for portfolio purchases and sales. Instead, all team members work together to develop investment strategies with respect to the Funds’ portfolio structure and issue selection.  Portfolio strategy is reviewed weekly by the entire portfolio management team.  A staff of research analysts, traders and other investment professionals supports the fixed income portfolio management team.

Mark M. Egan oversees the entire fixed income portfolio management team and retains oversight over all investment decisions.  Mr. Egan has been a Portfolio Manager of Reams since April 1994 and was a Portfolio Manager of Reams Asset Management Company, Inc. from June 1990 until March 1994.  Mr. Egan was a Portfolio Manager of National Investment Services until May 1990.

Robert A. Crider has been Senior Vice President, Fixed Income Management, of Reams since April 1994 and was Senior Vice President, Fixed Income Management, of Reams Asset Management Company, Inc. from 1981 until March 1994.

Thomas M. Fink has been a Portfolio Manager at Reams since December 2000.  Mr. Fink was previously a Portfolio Manager at Brandes Fixed Income Partners from 1999 until 2000, Hilltop Capital Management from 1997 until 1999, Centre Investment Services from 1992 until 1997 and First Wisconsin Asset Management from 1986 until 1992.

Todd Thompson has been a Portfolio Manager at Reams since July 2001.  Mr. Thompson was a Portfolio Manager at Conseco Capital Management from 1999 until June 2001 and was a Portfolio Manager at the Ohio Public Employees Retirement System from 1994 to 1999.

Summary of the New Reams Subadvisory Agreement and Prior Reams Subadvisory Agreement

A copy of the New Reams Subadvisory Agreement is attached to this Proxy Statement as Exhibit B.  The following description of the New Reams Subadvisory Agreement is only a summary; however, all material terms of the New Reams Subadvisory Agreement have been included in the summary.  You should refer to Exhibit B for the New Reams Subadvisory Agreement, and the description set forth in this Proxy Statement of the New Reams Subadvisory Agreement is qualified in its entirety by reference to Exhibit B.

The subadvisory services to be provided by Reams under the New Reams Subadvisory Agreement are substantially the same and the fee structure is identical as under the Prior Reams Subadvisory Agreement.  The changes between the New Reams Subadvisory Agreement and the Prior Reams Subadvisory Agreement generally relate to clarifying changes in accordance with the 1940 Act and other regulatory requirements and other updating changes.

Advisory Services.  Both the New Reams Subadvisory Agreement and Prior Reams Subadvisory Agreement provide that Reams serves as the Core Plus and Core Funds’ subadviser and, subject to the Adviser’s supervision, manages each Fund’s portfolio assets.  Under both Agreements, Reams provides continuous advice and recommendations concerning each Fund’s investments, including investment research, and is responsible for selecting the broker-dealers who execute the portfolio transactions.  Additionally, under both Agreements, Reams will provide services in accordance with each Fund’s investment objectives, policies and restrictions as stated in the Funds’ registration statement.  The New Reams Subadvisory Agreement clarifies that Reams will also manage each Fund in accordance with the Funds’ compliance policies and restrictions.

Management Fees.  Both the New Reams Subadvisory Agreement and Prior Reams Subadvisory Agreement contain the identical fee structures, under which the Adviser pays Reams a subadvisory fee based on each Fund’s average daily net assets.

Duration and Termination.  Both the New Reams Subadvisory Agreement and Prior Reams Subadvisory Agreement provide that the Agreement will be effective with respect to a Fund after it has been approved in accordance with the 1940 Act and the Exhibit relating to such Fund has been executed.  Both Agreements provide that the Agreement will remain in effect for a Fund for two years from the effective date, and thereafter for successive periods of one year, subject to annual approval as required by the 1940 Act.  Both Agreements provide that they may be terminated at any time on 60 days’ prior written notice to Reams (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) without the payment of a penalty.  Both Agreements provide that the Agreement may be terminated at any time, upon 180 days’ prior written notice, by either party without the payment of a penalty.

Payment of Expenses.  Both the New Reams Subadvisory Agreement and Prior Reams Subadvisory Agreement provide that Reams will pay all expenses incurred by it in connection with its activities under the Agreement and that Reams will not be responsible for any expenses incurred by the Corporation, the Funds or the Adviser.

Limitation on Liability.  Both the New Reams Subadvisory Agreement and Prior Reams Subadvisory Agreement provide that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties, Reams will not be liable for any error of judgment, mistake of law or for any loss suffered by any Fund, the Corporation or its shareholders or by the Adviser in connection with its services.

Other Provisions.  The New Reams Subadvisory Agreement adds provisions to clarify obligations under the 1940 Act and other regulatory requirements, and to make other minor changes.  The New Reams Subadvisory Agreement adds a provision that Reams will inform the Corporation and the Adviser of any changes in investment strategy, tactics, ownership or key personnel.  The New Reams Subadvisory Agreement also states that Reams maintains written policies, procedures and safeguards with respect to the protection of customer records and information as required by Regulation S-P.

Board Approval and Recommendation

When the Board reviewed the New Reams Subadvisory Agreement at a special meeting on July 24, 2008, the Board was provided materials relevant to its consideration of the New Reams Subadvisory Agreement, such as Reams’ Form ADV and Code of Ethics, information regarding Reams’ compliance program, personnel and financial condition and memoranda prepared by the Corporation’s legal counsel.  The Board also reviewed the subadvisory fees that would be payable by each Fund and the Adviser under the New Reams Subadvisory Agreement and the proposed expense cap agreement between the Corporation and the Adviser on behalf of each Fund.  The Board was also provided with the Reams’ responses to detailed requests submitted by the Corporation’s legal counsel.

In approving the New Reams Subadvisory Agreement, the Board considered the following factors and made the following conclusions:

Nature, extent and quality of the services to be provided.  The Board’s analysis of the nature, extent and quality of Reams’ services to the Funds took into account knowledge gained from Reams’ presentations to the Board at meetings throughout the year.  The Board reviewed and considered Reams’ investment strategy, experience as a fixed income manager, key personnel involved in providing investment management services to the Funds and financial condition.  The Board also considered services provided by Reams under the New Reams Subadvisory Agreement, including the selection of fixed income dealers, monitoring adherence to each Fund’s investment restrictions and assisting with the Funds’ compliance with applicable securities laws and regulations.  The Board concluded that the nature, extent and quality of the services provided by Reams to each Fund was appropriate and that the Funds were likely to continue to benefit from services provided by Reams under the New Reams Subadvisory Agreement.

Investment performance of the Funds.  The Board reviewed the performance record of the Funds.  It noted that the Core Plus Fund had slightly underperformed its benchmark for the one-year period ending June 30, 2008 and outperformed its benchmark index for the five- and ten-year periods ended June 30, 2008.  The Board noted that the Core Fund had outperformed its benchmark index for the one- and five-year periods and slightly underperformed the benchmark for the since-inception periods.  The Board also considered Reams’ quarterly portfolio commentary and review of each Fund’s performance.  The Board concluded that Reams would continue to provide a high level of subadvisory services to the Funds.

Subadvisory fees.  The Board reviewed and considered the subadvisory fees payable by the Adviser to Reams under the New Subadvisory Agreement.  The Board determined that the subadvisory fee payable with respect to each Fund was appropriate in light of the Funds’ investment style and in comparison to fees paid by separate account and other mutual fund clients of Reams managed in the same style as the Funds.  In evaluating the subadvisory fee, the Board noted that the fee is paid by the Adviser and that therefore the overall advisory fee paid by each Fund is not directly affected by the subadvisory fee.

Costs and profitability.  The Board did not consider the cost of services provided by Reams or the profitability to Reams from its relationship with the Funds because it did not view these factors as relevant given that the subadvisory fee is paid by the Adviser.

Economies of scale.  Because the subadvisory fee is not paid by the Funds, the Board did not consider whether the fee should reflect any potential economies of scale that might be realized as Fund assets increase.

Benefits to Reams.  The Board considered information presented regarding any benefits to Reams from serving as subadviser to the Funds (in addition to the subadvisory fee).  The Board noted that Reams does not participate in soft dollar arrangements with respect to fixed income transactions.  The Board also noted that Reams receives consulting services from Frontier, an affiliate of the Adviser.

On the basis of its review of the foregoing information, the Board found that the terms of the New Reams Subadvisory Agreement were fair and reasonable and in the best interest of the shareholders of the Core Plus and Core Funds.

The Board recommends that shareholders of the Core Plus and Core Funds vote FOR the approval of the New Reams Subadvisory Agreement.

PROPOSAL 4

APPROVAL OF THE NEW SUBADVISORY AGREEMENT BETWEEN THE ADVISER
AND IRONBRIDGE CAPITAL MANAGEMENT, LP

The Board recommends that the shareholders of the Frontegra IronBridge Small Cap Fund (the “Small Cap Fund”) and Frontegra IronBridge SMID Fund (the “SMID Fund”) approve the proposed new subadvisory agreement between the Adviser and IronBridge Capital Management, LP (“IronBridge”) (the “New IronBridge Subadvisory Agreement”).

At the Meeting, shareholders of the Small Cap and SMID Funds will be asked to approve the New IronBridge Subadvisory Agreement. The New IronBridge Subadvisory Agreement contains substantially similar terms with respect to the subadvisory services to be provided by IronBridge as the prior subadvisory agreement between the Adviser and IronBridge dated August 30, 2002, as amended (the “Prior IronBridge Subadvisory Agreement”).  The New IronBridge Subadvisory Agreement contains a new compensation structure for IronBridge and eliminates a non-competition provision, as further described below.  Under the New IronBridge Subadvisory Agreement, IronBridge provides continuous advice and recommendations concerning the investments of the Small Cap and SMID Funds and is responsible for selecting the broker-dealers who execute the portfolio transactions.  The Board last approved the Prior IronBridge Subadvisory Agreement on August 20, 2007 as part of its regular annual review process.

Compensation Paid to IronBridge

Under the New IronBridge Subadvisory Agreement, IronBridge is compensated by the Adviser for its investment advisory services, when a Fund’s net assets exceed $200,000,000, at the annual rate of 60% of the net advisory fee received by the Adviser, after giving effect to any fee waiver or reimbursement by the Adviser pursuant to an expense cap agreement.  Pursuant to an expense cap agreement between the Adviser and the Corporation, on behalf of the Small Cap and SMID Funds, the Adviser contractually agreed to waive its management fee and/or reimburse each of the Funds to ensure that the total operating expenses do not exceed 1.10% of the Small Cap Fund’s average daily net assets and 0.95% and 1.40% of the SMID Fund’s average daily net assets attributable to Institutional Class and Class Y shares, respectively.  The expense cap agreement will continue in effect until October 31, 2009 with successive renewal terms of one year unless terminated by the Adviser or the Corporation prior to any such renewal.

Additionally, under the New IronBridge Subadvisory Agreement, IronBridge is entitled to receive a percentage of any advisory fees and reimbursed expenses recouped by the Adviser which relate to periods in which IronBridge was paid a percentage of the net advisory fee.  IronBridge will receive the same percentage of any recouped advisory fees as the percentage it received of the net advisory fee at the time of the fee waiver.

Under the Prior IronBridge Subadvisory Agreement, as compensation from the Adviser for its investment advisory services to the Small Cap and SMID Funds, IronBridge received 50% of the net advisory fee received by the Adviser, after giving effect to any fee waiver or reimbursement by the Adviser pursuant to an expense cap agreement described above.  The Prior IronBridge Subadvisory Agreement does not contain any provisions relating to the recoupment of previously waived fees.  In keeping with the terms of the New IronBridge Subadvisory Agreement, the Adviser has agreed to compensate IronBridge for a portion of fees previously recouped by the Adviser with respect to the Small Cap Fund.

The table below compares the aggregate amount of the subadvisory fee that the Adviser paid to IronBridge under the Prior IronBridge Subadvisory Agreement during the fiscal year ended June 30, 2008 to the amount the Adviser would have paid to IronBridge if the New IronBridge Subadvisory Agreement had been effect during the same period.  The table also shows the increase between the two amounts expressed as a percentage of the prior subadvisory fee.  The table does not reflect any amounts that may be received by IronBridge pursuant to the Adviser’s recoupment of previously waived fees.

Prior Subadvisory Fees	New Subadvisory Fees	Increase Expressed as a % of the Prior Subadvisory Fee
$2,938,533	$3,526,984	20%

Information about IronBridge

IronBridge.  IronBridge is a registered investment adviser and is located at 1 Parkview Plaza, Suite 600, Oakbrook Terrace, Illinois 60181.  In addition to providing investment advisory services to the Small Cap and SMID Funds, IronBridge serves as investment adviser to pension plans, endowments, foundations and high net worth clients.  As of August 1, 2008, IronBridge had approximately $4.8 billion under management.

Christopher C. Faber is the General Partner and President of IronBridge.  Jeffrey B. Madden is a Partner and Portfolio Manager of IronBridge.  Elizabeth H. Murphy is the Chief Operating Officer of IronBridge.  Samuel T. Eddins is a Partner and Director of Research of IronBridge.  John G. Davis is the Chief Compliance Officer of IronBridge.  Mr. Faber, Ms. Murphy, Mr. Eddins and Mr. Davis are each considered a control person of IronBridge due to their ownership of and/or their position with IronBridge.

Portfolio Managers.  Each Fund’s portfolio is co-managed by Christopher C. Faber and Jeffrey B. Madden.  Mr. Faber has been the President and a portfolio manager of IronBridge since April 1999.  Mr. Faber was a founding partner of Holt Value Associates, L.P. from May 1986 to April 1999.  Mr. Madden has been a Vice President and a portfolio manager of IronBridge since 2000.  Mr. Madden was a consultant with Accenture from 1998 to 2000.  Mr. Faber and Mr. Madden review and approve the analysts’ recommendations and make the final buy and sell decisions for the Funds.

Summary of the New IronBridge Subadvisory Agreement and Prior IronBridge Subadvisory Agreement

A copy of the New IronBridge Subadvisory Agreement is attached to this Proxy Statement as Exhibit C.  The following description of the New IronBridge Subadvisory Agreement is only a summary; however, all material terms of the New IronBridge Subadvisory Agreement have been included in the summary.  You should refer to Exhibit C for the New IronBridge Subadvisory Agreement, and the description set forth in this Proxy Statement of the New IronBridge Subadvisory Agreement is qualified in its entirety by reference to Exhibit C.

The subadvisory services to be provided by IronBridge under the New IronBridge Subadvisory Agreement are substantially the same as the Prior IronBridge Advisory Agreement.  The changes between the New IronBridge Subadvisory Agreement and the Prior IronBridge Subadvisory Agreement relate to the change in compensation payable to IronBridge described above and the elimination of a non-competition provision.  Additionally, the New IronBridge Subadvisory Agreement contains clarifying changes in accordance with the 1940 Act and other regulatory requirements and other updating changes.

Advisory Services.  Both the New IronBridge Subadvisory Agreement and Prior IronBridge Subadvisory Agreement provide that IronBridge serves as the Small Cap and SMID Funds’ subadviser and, subject to the Adviser’s supervision, manages each Fund’s portfolio assets.  Under both Agreements, IronBridge provides continuous advice and recommendations concerning each Fund’s investments and is responsible for selecting the broker-dealers who execute the portfolio transactions.  Additionally, under both Agreements, IronBridge will manage each Fund in accordance with each Fund’s investment policies and restrictions as stated in the Funds’ registration statement.  The New IronBridge Subadvisory Agreement clarifies that IronBridge will also manage each Fund in accordance with the Funds’ compliance policies and procedures.

Management Fees.  As described above, the New IronBridge Subadvisory Agreement contains a revised fee structure.  Under this fee structure, the Adviser pays IronBridge a subadvisory fee, when a Fund’s assets exceed  $200,000,000, at the annual rate of 60% of the net advisory fee received by the Adviser, after giving effect to any fee waiver or reimbursement by the Adviser pursuant to an expense cap agreement.  Additionally, IronBridge is entitled to receive a percentage of any recoupment of previously waived advisory fees by the Adviser as described above.  The Prior IronBridge Subadvisory Agreement does not contain any provisions relating to the recoupment of waived advisory fees.

Non-Competition Clause. The Prior IronBridge Subadvisory Agreement contained a non-competition provision stating that IronBridge would not act as investment adviser or subadviser, render investment advice to or sponsor any registered investment company in the same Lipper category as the Small Cap Fund or SMID Fund for the term of the agreement and for a period of one year after the termination of the agreement.  The New IronBridge Subadvisory Agreement does not contain such a provison.

Duration and Termination.  Both the New IronBridge Subadvisory Agreement and Prior IronBridge Subadvisory Agreement provide that the Agreement will continue in effect for two years from the effective date for a Fund, and thereafter for successive periods of one year, subject to annual approval as required by the 1940 Act.  The New IronBridge Subadvisory Agreement clarifies that the Agreement will begin for a Fund after it has been approved in accordance with the 1940 Act and after the Exhibit relating to such Fund has been executed.  Both Agreements provide that they may be terminated, without penalty, at any time on 60 days’ prior written notice by vote of the majority of the Board or by vote of a majority of the outstanding voting securities of a Fund, or by IronBridge upon 120 days’ written notice to the Adviser, the Corporation and such Fund.

Payment of Expenses.  Both the New IronBridge Subadvisory Agreement and Prior IronBridge Subadvisory Agreement provide that IronBridge will pay all expenses incurred by it in connection with its activities under the Agreement and that IronBridge will not be responsible for any expenses of the Funds or the Adviser.

Limitation on Liability.  Both the New IronBridge Subadvisory Agreement and Prior IronBridge Subadvisory Agreement provide that, in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its duties or obligations, IronBridge will not be liable for any error of judgment, mistake of law or for any loss suffered by the Adviser, the Corporation, a Fund or its shareholders in connection with its services.  Both Agreements provide that, in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its duties or obligations, the Adviser will not be liable to IronBridge for any act, omission or loss suffered in connection with its services.

Other Provisions.  The New IronBridge Subadvisory Agreement adds provisions to clarify obligations under the 1940 Act and other regulatory requirements, and to make other minor changes.  The New IronBridge Subadvisory Agreement states that IronBridge will act in accordance with the Corporation’s compliance policies and procedures and the Funds’ prospectuses, policies and procedures, will cooperate with reviews of IronBridge’s compliance program by the Funds’ compliance personnel and will notify the Adviser of any material compliance violations that affect the Funds.  The New IronBridge Subadvisory Agreement provides that IronBridge will provide information requested by the Board in connection with its annual consideration of the Agreement.  The New IronBridge Subadvisory Agreement also states that IronBridge maintains written policies, procedures and safeguards with respect to the protection of customer records and information as required by Regulation S-P and that IronBridge has adopted proxy voting policies.  Additionally, the New IronBridge Subadvisory Agreement reflects the change in IronBridge’s organization from a limited liability company to a limited partnership.

Board Approval and Recommendation

When the Board reviewed the New IronBridge Subadvisory Agreement at special meetings on July 24, 2008 and September ___, 2008, the Board was provided materials relevant to its consideration of the New IronBridge Subadvisory Agreement, such as IronBridge’ Form ADV and Code of Ethics, information regarding IronBridge’s compliance program, personnel and financial condition and memoranda prepared by the Corporation’s legal counsel.  The Board also reviewed the subadvisory fees that would be payable by each Fund and the Adviser under the New IronBridge Subadvisory Agreement and the proposed expense cap agreement between the Corporation and the Adviser on behalf of each Fund.  The Board was also provided with the IronBridge’s responses to detailed requests submitted by the Corporation’s legal counsel.

In approving the New IronBridge Subadvisory Agreement between the Adviser and IronBridge, the Board considered the following factors and made the following conclusions:

Nature, extent and quality of the services provided.  The Board’s analysis of the nature, extent and quality of IronBridge’s services to the Funds took into account knowledge gained from IronBridge’s presentations to the Board at meetings throughout the year.  The Board reviewed and considered IronBridge’s proprietary investment style, key personnel involved in providing investment management services to the Funds and financial condition.  The Board also considered services provided by IronBridge under the Subadvisory Agreement, including the selection of broker-dealers for execution of portfolio transactions, monitoring adherence to each Fund’s investment restrictions and assisting with the Funds’ compliance with applicable securities laws and regulations.  The Board concluded that the nature, extent and quality of the services provided by IronBridge to each Fund was appropriate and that the Funds were likely to continue to benefit from services provided by IronBridge under the New IronBridge Subadvisory Agreement.

Investment performance of the Funds.  The Board reviewed the performance record of the Funds.  It noted that the Small Cap Fund had outperformed its benchmark index for the one-, five-year and since-inception periods ended June 30, 2008.  The Board noted that the SMID Fund had outperformed its benchmark index for the one-year and since-inception periods ended June 30, 2008.  The Board also considered IronBridge’s quarterly portfolio commentary and review of the Fund’s performance.  The Board also compared each Fund’s performance for the period ended June 30, 2008 to the performance for the corresponding composite of IronBridge’s separate account clients.  The Board concluded that IronBridge would continue to provide a high level of subadvisory services to the Funds.

Subadvisory fees.  The Board reviewed and considered the subadvisory fees payable by the Adviser to IronBridge under the Subadvisory Agreement.  The Board determined that the subadvisory fee payable with respect to each Fund was appropriate in light of the Fund’s investment style.  In evaluating the subadvisory fee, the Board noted that the fee is paid by the Adviser and that therefore the overall advisory fee paid by each Fund is not directly affected by the subadvisory fee.

Costs and profitability.  The Board did not consider the cost of services provided by IronBridge or the profitability to IronBridge from its relationship with the Funds because it did not view these factors as relevant given that the subadvisory fee is paid by the Adviser.

Economies of scale.  Because the subadvisory fee is not paid by the Funds, the Board did not consider whether the fee should reflect any potential economies of scale that might be realized as Fund assets increase.

Benefits to IronBridge.  The Board considered information presented regarding any benefits to IronBridge from serving as sub-adviser to the Funds (in addition to the subadvisory fee).  The Board noted that IronBridge uses Fund brokerage to obtain non-execution services on a limited basis.  The Board also noted that IronBridge receives consulting services from Frontier, an affiliate of the Adviser.

On the basis of its review of the foregoing information, the Board found that the terms of the New IronBridge Subadvisory Agreement were fair and reasonable and in the best interest of the shareholders of the Small Cap and SMID Funds.

The Board recommends that shareholders of the Small Cap and SMID Funds vote FOR the approval of the New IronBridge Subadvisory Agreement.

PROPOSAL 5

APPROVAL OF THE NEW SUBADVISORY AGREEMENT BETWEEN THE ADVISER
AND NEW STAR INSTITUTIONAL MANAGERS LIMITED

The Board recommends that the shareholders of the Frontegra New Star International Equity Fund (the “International Equity Fund”) approve the proposed new subadvisory agreement between the Adviser and New Star Institutional Managers Limited (“New Star”) (the “New NS Subadvisory Agreement”).

At the Meeting, shareholders of the International Equity Fund will be asked to approve the New NS Subadvisory Agreement.  The New NS Subadvisory Agreement contains substantially similar terms and the identical fee structure as the prior subadvisory agreement between the Adviser and New Star dated October 30, 2003, as amended (the “Prior NS Subadvisory Agreement”).  The New NS Subadvisory Agreement would simply continue the relationship between the Adviser and New Star.  Under the New NS Subadvisory Agreement, New Star provides continuous advice and recommendations concerning the investments of the International Equity Fund and is responsible for selecting the broker-dealers who execute the portfolio transactions.  The Board last approved the Prior NS Subadvisory Agreement on August 20, 2007 as part of its regular annual review process.

Compensation Paid to New Star

Under the subadvisory agreement, New Star is compensated by the Adviser for its investment advisory services at the annual rate of 60% of the net advisory fee received by the Adviser, after giving effect to any fee waiver or reimbursement by the Adviser pursuant to an expense cap agreement, subject to a minimum of 0.33% of the Fund’s average daily net assets.  Pursuant to an expense cap agreement between the Adviser and the Corporation, on behalf of the International Equity Fund, the Adviser contractually agreed to waive its management fee and/or reimburse the Fund to ensure that the total operating expenses for the Fund do not exceed 0.75% of the Fund’s average daily net asset value.  The expense cap agreement will continue in effect until October 31, 2009 with successive renewal terms of one year unless terminated by the Adviser or the Corporation prior to any such renewal.  The fee structure under the New NS Subadvisory Agreement is identical to the fee structure under the Prior Subadvisory Agreement.

During the fiscal year ended June 30, 2008, New Star received $2,501,646 as compensation for its subadvisory services.

Information about New Star

New Star.   New Star is an independent London-based manager of international equities and fixed income securities.  New Star is located at 1 Knightsbridge Green, London, United Kingdom, SW1X 7NE.  New Star is authorized and regulated by the Financial Services Authority for the conduct of investment business in the United Kingdom and is a registered investment adviser with the U.S. Securities and Exchange Commission.   In addition to providing investment advisory services to the International Equity Fund, New Star serves as investment adviser to fund vehicles registered in the European Union, charitable foundations, corporations, institutional investors and private accounts.  As of June 8, 2008, New Star had approximately U.S. $15.2 billion under management.

New Star is an indirect wholly-owned subsidiary of New Star Asset Management Group PLC.  Mark S. Beale is Co-Head of Institutional Equity and a Director of New Star and the Deputy Chief Investment Officer of New Star Asset Management Group plc.  Richard D. Lewis is Co-Head of Equity and a Director of New Star.  Rupert Ruvigny is Chief Compliance Officer and a Director of New Star.  John Mould is Chief Operating Officer of New Star.  Howard J. Covington is Chief Executive Officer of New Star.  Mr. Beale, Mr. Lewis, Mr. Ruvigny, Mr. Mould and Mr. Covington are each considered a control person of New Star due to their ownership of and/or their position with New Star.

Investment Policy Committee.  New Star’s Investment Policy Committee oversees the day-to-day management responsibilities for the Fund’s portfolio and approves all investment decisions for the Fund.  Mark Beale and Richard D. Lewis jointly manage the Investment Policy Committee and retain oversight over all investment decisions.  The Committee is divided into various geographic regions of responsibility, each with its own leader responsible for research and stock selection in the region.  Tim Bray, Ian Beattie and Chris Burling lead the United Kingdom, Asian and Japan regions of stock selection, respectively.

Mark S. Beale is the Co-Head of Institutional Equity of New Star and Deputy Chief Investment Officer of New Star Asset Management Group plc, an affiliate of New Star.  Mr. Beale is the lead portfolio manager for New Star’s international equity product.  Mr. Beale joined New Star in 1982 and has over 25 years of investment experience.  Mr. Beale obtained his B.A. from the University of Sussex.

Richard D. Lewis is the Co-Head of Institutional Equity and is responsible for New Star’s European equity group.  Mr. Lewis has over 23 years of investment experience.  Prior to joining New Star in 1989, Mr. Lewis was an equity investment manager and portfolio strategist with Capel-Cure Myers Capital Management Ltd.  Mr. Lewis obtained his B.S.c. degree from Bristol University.

Tim Bray is an Investment Director at New Star.  Mr. Bray has over 19 years of investment experience and is responsible for New Star’s U.K. equity group.  Prior to joining New Star in 1985, Mr. Bray was affiliated with Coutts & Company, a United Kingdom retail bank.  Mr. Bray obtained his B.Sc. degree from the University of London.

Ian Beattie is an Investment Director at New Star.  Mr. Beattie joined New Star in 1996 and is responsible for New Star’s Asian (ex Japan) equity group.  Prior to joining New Star, Mr. Beattie was a fund manager at Royal Insurance Asset Management Limited.  Mr. Beattie has over 16 years of investment experience.  Mr. Beattie obtained his B.Sc. degree from City University of London.

Chris Burling is an Investment Director at New Star.  Mr. Burling has over 25 years of experience and is responsible for New Star’s Japan equity group.  Prior to joining New Star in 2006, he was a Senior Investment Manager at Gartmore and member of its global team with responsibility for Japan.  Mr. Burling obtained his B.A. degree from Nottingham University.

Summary of the New NS Subadvisory Agreement and Prior NS Subadvisory Agreement

A copy of the New NS Subadvisory Agreement is attached to this Proxy Statement as Exhibit D.  The following description of the New NS Subadvisory Agreement is only a summary; however, all material terms of the New NS Subadvisory Agreement have been included in the summary.  You should refer to Exhibit D for the New NS Subadvisory Agreement, and the description set forth in this Proxy Statement of the New NS Subadvisory Agreement is qualified in its entirety by reference to Exhibit D.

The subadvisory services to be provided by New Star under the New NS Subadvisory Agreement are substantially the same and the fee structure is identical as under the Prior NS Subadvisory Agreement.  The changes between the New NS Subadvisory Agreement and the Prior NS Subadvisory Agreement generally relate to clarifying changes in accordance with the 1940 Act and other regulatory requirements, and other updating changes.

Advisory Services.  Both the New NS Subadvisory Agreement and Prior NS Subadvisory Agreement provide that New Star serves as the International Equity Fund’s subadviser and, subject to the Adviser’s supervision, manages the Fund’s portfolio assets.  Under both Agreements, New Star provides continuous advice and recommendations concerning the Fund’s investments and is responsible for selecting the broker-dealers who execute the portfolio transactions.  Additionally, under both Agreements, New Star will provide services in accordance with the Fund’s investment policies and restrictions.  The New NS Subadvisory Agreement clarifies that New Star will also manage the Fund in accordance with the Corporation’s compliance policies and procedures.

Management Fees.  Both the New NS Subadvisory Agreement and Prior NS Subadvisory Agreement contain the identical fee structure, under which the Adviser pays New Star a subadvisory fee, based on the Fund’s average daily net assets.

Duration and Termination.  Both the New NS Subadvisory Agreement and Prior NS Subadvisory Agreement provide that the Agreement will continue in effect for two years from the effective date for a Fund, and thereafter for successive periods of one year, subject to annual approval as required by the 1940 Act.  The New NS Subadvisory Agreement clarifies that the Agreement will begin for a Fund after it has been approved in accordance with the 1940 Act and after the Exhibit relating to such Fund has been executed.  Both Agreements provide that they may be terminated, without penalty, at any time on 60 days’ prior written notice by vote of the majority of the Board or by vote of a majority of the outstanding voting securities of the Fund without the payment of a penalty, or by New Star upon 120 days’ written notice to the Adviser, the Corporation and the Fund.

Payment of Expenses.  Both the New NS Subadvisory Agreement and Prior NS Subadvisory Agreement provide that New Star will pay all expenses incurred by it in connection with its activities under the Agreement and that New Star will not be responsible for any expenses of the Fund or the Adviser.

Limitation on Liability.  Both the New NS Subadvisory Agreement and Prior NS Subadvisory Agreement provide that, in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its duties or obligations, New Star will not be liable for any error of judgment, mistake of law or for any loss suffered by the Adviser, the Corporation, the Fund or its shareholders in connection with its services.  Both Agreements provide that, in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its duties or obligations, the Adviser will not be liable to New Star for any act, omission or loss suffered in connection with its services.  The New NS Subadvisory Agreement also adds a provision that nothing in the New NS Subadvisory Agreement shall constitute a waiver or limitation of any rights that the Corporation or any shareholder of the Corporation may have under any federal securities or state laws, which may impose liabilities under certain circumstances on persons who have acted in good faith.

Other Provisions.  The New NS Subadvisory Agreement adds provisions to clarify obligations under the 1940 Act and other regulatory requirements, and to make other minor changes.  The New NS Subadvisory Agreement adds a provision that New Star will inform the Corporation and the Adviser of any changes in ownership.  The New NS Subadvisory Agreement also adds provisions requiring New Star to provide appropriate assistance with fair valuation of securities, to provide back-up certification relating to the Corporation’s periodic reports filed with the SEC and to cooperate with reviews of New Star’s compliance program by the Fund’s compliance personnel and that New Star will notify the Adviser of any material compliance violations that affect the Fund.  The New NS Subadvisory Agreement provides that New Star will provide information requested by the Board in connection with its annual consideration of the Agreement.  The New NS Subadvisory Agreement also states that New Star maintains written policies, procedure and safeguards with respect to the protection of customer records and information as required by Regulation S-P and has adopted proxy voting policies.  Additionally, the structure of the New NS Subadvisory Agreement has been changed to be able to apply to more than one Frontegra Fund.

Board Approval and Recommendation

When the Board reviewed the New NS Subadvisory Agreement at a special meeting on July 24, 2008, the Board was provided materials relevant to its consideration of the New NS Subadvisory Agreement, such as New Star’s Form ADV and Code of Ethics, information regarding New Star’s compliance program, personnel and financial condition and memoranda prepared by the Corporation’s legal counsel.  The Board also reviewed the subadvisory fees that would be payable by the International Equity Fund and the Adviser under the New NS Subadvisory Agreement and the proposed expense cap agreement between the Corporation and the Adviser on behalf of the International Equity Fund.  The Board was also provided with the New Star’s responses to detailed requests submitted by the Corporation’s legal counsel.

In approving the New NS Subadvisory Agreement between the Adviser and New Star regarding the International Equity Fund, the Board considered the following factors and made the following conclusions:

Nature, extent and quality of the services provided.  The Board’s analysis of the nature, extent and quality of New Star’s services to the Fund took into account knowledge gained from New Star’s presentations to the Board at meetings throughout the year.  The Board reviewed and considered New Star’s non-US equity (EAFE) investment strategy and experience as an international manager, key personnel involved in providing investment management services to the Fund and financial condition.  The Board also considered services provided by New Star under the Subadvisory Agreement, including the selection of broker-dealers for execution of portfolio transactions, monitoring adherence to the Fund’s investment restrictions and assisting with the Fund’s compliance with applicable securities laws and regulations.  The Board concluded that the nature, extent and quality of the services provided by New Star to the Fund was appropriate and that the Fund was likely to continue to benefit from services provided by New Star under the Subadvisory Agreement.

Investment performance of New Star.  The Board reviewed the performance record of the International Equity Fund and noted that the Fund’s performance had outperformed its benchmark index for the one-year period and had underperformed its benchmark index for the three-year and since-inception periods ended June 30, 2008.  The Board also considered New Star’s quarterly portfolio commentary and review of the Fund’s performance, including discussions of the reasons for the Fund’s underperformance during these periods.  The Board also compared the Fund’s recent performance to the performance of New Star’s composite of other accounts managed in the EAFE style.  The Board concluded that the Fund’s performance was satisfactory and that New Star would continue to provide a high level of subadvisory services to the Fund.

Subadvisory fees.  The Board reviewed and considered the subadvisory fee payable by the Adviser to New Star under the Subadvisory Agreement.  The Board also reviewed information regarding New Star’s fee structures for other institutional clients.  The Board determined that the subadvisory fee was appropriate.  In evaluating the subadvisory fee, the Board noted that the fee is paid by the Adviser and that therefore the overall advisory fee paid by the Fund is not directly affected by the subadvisory fee.

Costs and profitability.  The Board did not consider the cost of services provided by New Star under the Subadvisory Agreement or the profitability to New Star from its relationship with the International Equity Fund because it did not view these factors as relevant given that the sub- advisory fee is paid by the Adviser.

Economies of scale.  Because the subadvisory fee is not paid by the International Equity Fund, the Board did not consider whether the fee should reflect any potential economies of scale that might be realized as Fund assets increase.

Benefits to New Star.  The Board considered information presented regarding any benefits to New Star from serving as sub-adviser to the International Equity Fund (in addition to the subadvisory fee).  New Star provided information to the Board regarding its policies for the use of soft dollar commissions. The Board also noted that New Star receives consulting services from Frontier, an affiliate of the Adviser.

On the basis of its review of the foregoing information, the Board found that the terms of the New NS Subadvisory Agreement were fair and reasonable and in the best interest of the shareholders of the International Equity Fund.

The Board recommends that shareholders of the International Equity Fund vote FOR the approval of the New NS Subadvisory Agreement.

PROPOSAL 6

APPROVAL OF THE NEW SUBADVISORY AGREEMENT BETWEEN THE ADVISER
AND NETOLS ASSET MANAGEMENT, INC.

The Board recommends that the shareholders of the Frontegra Netols Small Cap Value Fund (the “Small Cap Value Fund”) approve the proposed new subadvisory agreement between the Adviser and Netols Asset Management, Inc. (“Netols”) (the “New Netols Subadvisory Agreement”).

At the Meeting, shareholders of the Small Cap Value Fund will be asked to approve the New Netols Subadvisory Agreement.  The New Netols Subadvisory Agreement contains substantially similar terms and the identical fee structure as the prior subadvisory agreement between the Adviser and Netols dated August 31, 2005 (the “Prior Netols Subadvisory Agreement”).  The New Netols Subadvisory Agreement would simply continue the relationship between the Adviser and Netols.  Under the New Netols Subadvisory Agreement, Netols provides continuous advice and recommendations concerning the investments of the Small Cap Value Fund and is responsible for selecting the broker-dealers who execute the portfolio transactions.  The Board last approved the Prior Netols Subadvisory Agreement on August 20, 2007 as part of its regular annual review process.

Compensation Paid to Netols

Under the subadvisory agreement, Netols is compensated by the Adviser for its investment advisory services at the annual rate of 0.60% of the Fund’s average daily net assets.  The fee structure under the New Netols Subadvisory Agreement is identical to the fee structure under the Prior Netols Subadvisory Agreement.

During the fiscal year ended June 30, 2008, Netols received $133,882 as compensation for its subadvisory services.

Information about Netols

Netols.   Netols is a registered investment adviser and is located at 1045 West Glen Oaks Lane, Suite 202, Mequon, Wisconsin 53092.  In addition to providing investment advisory services to the Fund, Netols serves as investment adviser to other mutual funds pension plans, endowments, foundations and high net worth clients.  As of August 1, 2008, Netols had approximately $690 million under management.  Jeffrey W. Netols is the founder, Portfolio Manager and 100% owner of Netols.

Portfolio Manager.  The Fund’s portfolio is managed by Jeffrey W. Netols.  Mr. Netols reviews and approves the analysts’ recommendations and makes the final buy and sell decisions for the Fund.  Mr. Netols is the founder of Netols.  He has been a portfolio manager of Netols since 2000.  He served as a senior portfolio manager of Putnam Investments from 1993 to 2000.

Summary of the New Netols Subadvisory Agreement and Prior Netols Subadvisory Agreement

A copy of the New Netols Subadvisory Agreement is attached to this Proxy Statement as Exhibit E.  The following description of the New Netols Subadvisory Agreement is only a summary; however, all material terms of the New Netols Subadvisory Agreement have been included in the summary.  You should refer to Exhibit E for the New Netols Subadvisory Agreement, and the description set forth in this Proxy Statement of the New Netols Subadvisory Agreement is qualified in its entirety by reference to Exhibit E.

The subadvisory services to be provided by Netols under the New Netols Subadvisory Agreement are substantially the same and the fee structure is identical as under the Prior Netols Subadvisory Agreement.  The changes between the New Netols Subadvisory Agreement and the Prior Netols Subadvisory Agreement generally relate to clarifying changes in accordance with the 1940 Act and other regulatory requirements, and other updating changes.

Advisory Services.  Both the New Netols Subadvisory Agreement and Prior Netols Subadvisory Agreement provide that Netols serves as the Small Cap Value Fund’s subadviser and, subject to the Adviser’s supervision, manages the Fund’s portfolio assets.  Under both Agreements, Netols provides continuous advice and recommendations concerning the Fund’s investments and is responsible for selecting the broker-dealers who execute the portfolio transactions.  Additionally, under both Agreements, Netols will provide services in accordance with the Fund’s investment objective, policies and restrictions as stated in the Fund’s registration statement.  The New Netols Subadvisory Agreement clarifies that Netols will also manage the Fund in accordance with the Corporation’s compliance policies and procedures.

Management Fees.  Both the New Netols Subadvisory Agreement and Prior Netols Subadvisory Agreement contain the identical fee structure, under which the Adviser pays Netols a subadvisory fee, based on the Fund’s average daily net assets.

Duration and Termination.  Both the New Netols Subadvisory Agreement and Prior Netols Subadvisory Agreement provide that the Agreement will begin as of the date of execution of the Agreement, will continue in effect for two years from the effective date, and thereafter for successive periods of one year, subject to annual approval as required by the 1940 Act.  Both Agreements provide that they may be terminated, without penalty, at any time on 60 days’ prior written notice by vote of the majority of the Board or by vote of a majority of the outstanding voting securities of the Fund without the payment of a penalty, or by Netols upon 120 days’ written notice to the Adviser, the Corporation and the Fund.

Payment of Expenses.  Both the New Netols Subadvisory Agreement and Prior Netols Subadvisory Agreement provide that Netols will pay all expenses incurred by it in connection with its activities under the Agreement and that Netols will not be responsible for any expenses of the Fund or the Adviser.

Limitation on Liability.  Both the New Netols Subadvisory Agreement and Prior Netols Subadvisory Agreement provide that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or obligations, Netols will not be liable for any act or omission or for any loss suffered by the Adviser, the Corporation, the Fund or its shareholders in connection with its services.  Both Agreements provide that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or obligations, the Adviser will not be liable to Netols for any act, omission or loss suffered in connection with its services.  The New Netols Subadvisory Agreement also adds a provision that nothing in the New Netols Subadvisory Agreement shall constitute a waiver or limitation of any rights that the Corporation or any shareholder of the Corporation may have under any federal securities or state laws, which may impose liabilities under certain circumstances on persons who have acted in good faith.

Other Provisions.  The New Netols Subadvisory Agreement adds provisions to clarify obligations under the 1940 Act and other regulatory requirements, and to make other minor changes.  The New Netols Subadvisory Agreement states that Netols will act in accordance with the Corporation’s compliance policies and procedures and will cooperate with reviews of Netols’ compliance program by the Fund’s compliance personnel.  The New Netols Subadvisory Agreement also states that Netols maintains safeguards reasonably designed to protect the security of information relating to Fund shareholders in accordance with Regulation S-P.

Board Approval and Recommendation

When the Board reviewed the New Netols Subadvisory Agreement at a special meeting on July 24, 2008, the Board was provided materials relevant to its consideration of the New Netols Subadvisory Agreement, such as Netols’ Form ADV and Code of Ethics, information regarding Netols’ compliance program, personnel and financial condition and memoranda prepared by the Corporation’s legal counsel.  The Board also reviewed the subadvisory fees that would be payable by the Small Cap Value Fund and the Adviser under the New Netols Subadvisory Agreement and the proposed expense cap agreement between the Corporation and the Adviser on behalf of the Small Cap Value Fund.  The Board was also provided with the Netols’ responses to detailed requests submitted by the Corporation’s legal counsel.

In approving the New Netols Subadvisory Agreement between, the Directors considered the following factors and made the following conclusions:

Nature, extent and quality of the services to be provided.  The Board’s analysis of the nature, extent and quality of Netols’ services to the Fund took into account knowledge gained from Netols’ presentations to the Board at meetings throughout the year.  The Board reviewed and considered Netols’ investment strategy and experience as a small-cap value manager, key personnel involved in providing investment management services to the Fund and financial condition.  The Board also considered services provided by Netols under the Subadvisory Agreement, including the selection of broker-dealers for execution of portfolio transactions, monitoring adherence to the Fund’s investment restrictions and assisting with the Fund’s compliance with applicable securities laws and regulations. The Board concluded that the nature, extent and quality of the services provided by Netols to the Fund was appropriate and that the Fund was likely to continue to benefit from services provided by Netols under the Subadvisory Agreement.

Investment performance of Netols.  The Board reviewed the performance record of the Small Cap Value Fund and noted that the Fund had outperformed its benchmark index for the one-year and the since-inception periods ended June 30, 2008.  The Board also considered Netols’ quarterly portfolio commentary and review of the Fund’s performance.  The Board also compared the Fund’s recent performance to the performance of Netols’ composite of other accounts managed in the small cap value style.  The Board concluded that the Fund’s performance was satisfactory and that Netols would continue to provide a high level of subadvisory services to the Fund.

Subadvisory fees.  The Board reviewed and considered the subadvisory fee payable by the Adviser to Netols under the Subadvisory Agreement.  The Board determined that the subadvisory fee was appropriate.  In evaluating the subadvisory fee, the Board noted that the fee is paid by the Adviser and that therefore the overall advisory fee paid by the Fund is not directly affected by the subadvisory fee.

Costs and profitability.  The Board did not consider the cost of services provided by Netols under the Subadvisory Agreement or the profitability to Netols from its relationship with the Netols Small Cap Value Fund because it did not view these factors as relevant given that the subadvisory fee is paid by the Adviser.

Economies of scale.  Because the subadvisory fee is not paid by the Fund, the Board did not consider whether the fee should reflect any potential economies of scale that might be realized as Fund assets increase.

Benefits to Netols.  The Board considered information presented regarding any benefits to Netols from serving as sub-adviser to the Fund (in addition to the subadvisory fee).  Netols provided information to the Board regarding its policies for the use of soft dollar commissions. The Board also noted that Netols receives consulting services from Frontier, an affiliate of the Adviser.

On the basis of its review of the foregoing information, the Board found that the terms of the New Netols Subadvisory Agreement were fair and reasonable and in the best interest of the shareholders of the Small Cap Value Fund.

Based on all of the foregoing, the Board recommends that shareholders of the Small Cap Value Fund vote FOR the approval of the New Netols Subadvisory Agreement.

ADDITIONAL INFORMATION

Voting Information

Record Date.  Only shareholders of record at the close of business on August 26, 2008 (the “Record Date”) will be entitled to vote at the Meeting and at any postponement or adjournment thereof.  As of the Record Date, the following shares of each Fund were issued and outstanding.

Fund	Institutional Class	Class Y	Total Number of Shares Outstanding

Core Plus Fund	14,627,455.389	0	14,627,455.389
Core Fund	10,505,419.508	N/A	10,505,419.508
SMID Fund	23,513,429.758	0	23,513,429.758
Small Cap Fund	23,590,152.684	N/A	23,590,152.684
International Equity Fund	34,438,411.120	N/A	34,438,411.120
Small Cap Value Fund	2,790,201.693	90,523.345	2,880,725.038
Total	109,465,070.152	90,523.345	109,555,593.497

Quorum.  In order for a vote on any Proposal to be taken at the Meeting, there must exist a quorum of shareholders of the Corporation or Fund, as applicable, eligible to vote on such Proposal.  The presence at the Meeting, in person or by proxy, of shareholders representing one-third of the shares outstanding and entitled to vote on a Proposal constitutes a quorum for such Proposal.   For purposes of determining the presence of a quorum, abstentions and broker “non-votes” will be counted as present.  Broker “non-votes” occur when a nominee holding shares for a beneficial owner does not vote on a proposal because the nominee does not have discretionary voting powers with respect to that proposal and has not received instructions from the beneficial owner.

In the event that the necessary quorum to transact business is not present at the Meeting, or the vote required to approve any proposal is not obtained, the chairman of the Meeting, in order to permit the further solicitation of proxies, may adjourn the Meeting with respect to one or more proposals from time to time to a date not more than 120 days after the original record date of the Meeting without further notice other than announcement at the Meeting.  Alternatively, if a shareholder vote is called on any proposal to adjourn, the persons named as proxies, or their substitutes, will vote on such adjournment in their discretion.

Votes Required to Pass Proposals.

Proposal 1.  Shareholders of all Funds will vote together for purposes of electing the director nominees.  A director nominee must receive the affirmative vote of a plurality of votes cast at the Meeting in order to be elected to the Board.  Abstentions and broker non-votes will have no effect on the Proposal.

Proposal 2.  Shareholders of each Fund will vote separately for purposes of approving the New Advisory Agreement.  In order for the New Advisory Agreement to be approved with respect to a particular Fund, it must be approved by the holders of a “majority of the outstanding voting securities” of such Fund.  The term “majority of the outstanding voting securities,” as defined in the 1940 Act and as used in this Proxy Statement, means: the affirmative vote of the lesser of (i) 67% of the voting securities of a Fund present at the Meeting if more than 50% of the outstanding voting securities of a Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of a Fund.  Abstentions and broker non-votes will have the effect of a “no” vote on the Proposal.

Proposal 3-6.  Only shareholders of the applicable Fund are entitled to vote on approval of the new subadvisory agreement applicable to their Fund.  Shareholders of each Fund will vote separately for purposes of approving the new subadvisory agreement applicable to their Fund.  In order for a new subadvisory agreement to be approved with respect to a particular Fund, it must be approved by the holders of a “majority of the outstanding voting securities” of such Fund.  The term “majority of the outstanding voting securities,” as defined in the 1940 Act and as used in this Proxy Statement, means: the affirmative vote of the lesser of (i) 67% of the voting securities of a Fund present at the Meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of a Fund.  Abstentions and broker non-votes will have the effect of a “no” vote on a Proposal.

Voting Proxies.  Shareholders may provide their voting instructions through mail, telephone touch-tone voting or Internet voting.  These options require shareholders to input a control number which is located on the proxy card.  After inputting this number, shareholders will be prompted to provide their voting instructions on the Proposals.  Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link.  In addition to confirming their voting instructions prior to submission, shareholders who vote via the Internet will, upon request, receive an e-mail confirming their instructions.

If a shareholder wishes to attend the Meeting, the shareholder may still submit the proxy card originally sent with this Proxy Statement.  Should shareholders require additional information regarding the proxy or a replacement proxy card, they may call the Corporation toll-free at 1-888-825-2100.  Any proxy given by a shareholder is revocable until voted at the Meeting.

Any shareholder of the Funds giving a proxy has the power to revoke it prior to its exercise by mail (addressed to the Secretary at the principal executive office of the Corporation, at the address for the Corporation shown at the beginning of this Proxy Statement), or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund.  All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, FOR the Proposals referred to in the Proxy Statement and in the discretion of the persons named as proxies on such procedural matters that may properly come before the Meeting.

The Board, at any time, may elect to withdraw a Proposal from consideration at the Meeting.  A decision to withdraw a Proposal may arise if, because of changed circumstances, the Proposal is either no longer necessary or appropriate.  Should the Board elect to withdraw a Proposal, the Proposal will not be presented at the Meeting, and any proxies received regarding that proposal will not be voted.  If time permits, shareholders will be notified if the Proposal is withdrawn.

Other Shareholder Information.  As of the Record Date, each officer and Director individually, and the officers and Directors as a group, beneficially owned less than 1% of the outstanding shares of each Fund.  As of the Record Date the following persons are known by the corporation to own beneficially or of record 5% or more of the outstanding Shares of each Fund:

Name and Address	Fund	Number of Shares	Percentage

SEI Private Trust Company, Custodian	Core Plus	1,496,379.290	10.23%
1 Freedom Valley Dr
Oaks PA 19468

US Bank National Association, Custodian*	Core Plus	1,241,932.951	8.49%
f/b/o Arapahoe County Retirement Plan
1555 N Rivercenter Dr Suite 302
Milwaukee WI 53212-3958

Fidelity Management Trust Company*	Core Plus	1,150,769.078	7.87%
f/b/o Ace Hardware Corporation Employees’
Profit Sharing Plan
82 Devonshire St
Boston MA 02109-3605

Name and Address	Fund	Number of Shares	Percentage

Charles Schwab & Company*	Core Plus	850,577.983	5.81%
101 Montgomery St
San Francisco CA 94104-4151

Wells Fargo Bank NA*	Core Plus	818,805.996	5.60%
f/b/o Ms Baptist Health Systems
PO Box 1533
Minneapolis MN 55480-1533

American Institute of Physics Inc.	Core	2,872,898.285	27.35%
1 Physics Ellipse
College Park MD 20740- 3841

Patterson & Company*	Core	2,375,646.373	22.61%
1525 West W.T. Harris Blvd
Charlotte NC 28288-0001

Pershing LLC*	Core	1,941,544.002	18.48%
PO Box 2052
Jersey City NJ 07303-2052

San Diego Foundation	Core	1,220,706.888	11.62%
2508 Historic Decatur Road Suite 200
San Diego CA 92106-6138

New York Chiropractic College	Core	624,359.046	5.94%
2360 State Route 89
Seneca Falls NY 13148-9425

American Institute of Physics Inc	Core	615,377.658	5.86%
1 Physics Ellipse
College Park MD 20740- 3841

Wells Fargo Custodian*	Core	568,373.700	5.41%
University of Colorado Health Sciences Center
Proff Liability Self-Insurance Trust
1800 Grant St # 600
Denver Co 80203-1148

NFS LLC f/e/b/o*	Small Cap	5,466,837.278	23.17%
The Northern Trust Company
Po Box 92956
Chicago Il 60675-0001

Charles Schwab & Company*	Small Cap	4,541,593.786	19.25%
101 Montgomery St
San Francisco CA 94104-4151

Hickory Point Bank*	Small Cap	1,985,412.682	8.42%
225 North Water St
Decatur Il 62523-2322

Name and Address	Fund	Number of Shares	Percentage

Northern Trust Company*	Small Cap	1,225,741.385	5.20%
f/b/o American Association of University
Women Educational Foundation
1111 16th St NW
Washington DC 20036-4809

Charles Schwab & Company*	SMID	4,745,295.545	20.18%
101 Montgomery St
San Francisco CA 94104-4151

HOCO*	SMID	1,761,679.529	7.49%
911 Main St Ste 201
Kansas City MO 64105-5304

State of Indiana Trustee*	SMID	1,462,480.120	6.22%
f/b/o State of Indiana Def Comp 401K
8515 E Orchard Rd # 2t2
Greenwood Vlg CO 80111-5002

NFS LLC f/e/b/o*	International Equity	4,492,606.131	13.05%
The Northern Trust Company
PO Box 92956
Chicago Il 60675-0001

JP Morgan Chase Bank NA*	International Equity	2,820,679.227	8.19%
Employees Retirement Plan
of Bose Corporation
4 New York Plaza, 15th floor
New York NY 10004-2413

MAC & Co*	International Equity	2,530,881.118	7.35%
PO Box 3198
525 William Penn Place
Pittsburgh PA 15230-3198

Wells Fargo Bank NA*	International Equity	2,525,394.536	7.33%
f/b/o El Paso County New Star Inst
PO Box 1533
Minneapolis MN 55480-1533

JP Morgan Chase Bank*	International Equity	2,370,503.389	6.88%
Bose Employees Ret Svngs 401(K)
c/o JP Morgan Ret Pln Svcs
9300 Ward Pkwy
Kansas City MO 64114-3317

MAC & Co*	International Equity	2,054,336.726	5.97%
PO Box 3198
525 William Penn Place
Pittsburgh PA 15230-3198

Name and Address	Fund	Number of Shares	Percentage

University of Alabama Health	International Equity	1,817,849.890	5.28%
Services Foundation PC
500 22nd St S Ste 500
Birmingham AL 35233-3110

Mitra & Co* c/o Marshall & Ilsley Trust Co	Small Cap Value (Institutional Class)	942,602.663	33.78%
11270 W Park Pl Ste 400
Milwaukee WI 53224-3638

NFS LLC f/e/b/o* Marshall & Ilsley Trust Co NA	Small Cap Value (Institutional Class)	222,402.060	7.97%
11270 W Park Pl Suite 400
Milwaukee WI 53224-3638

Charles Schwab & Company* 101 Montgomery St	Small Cap Value (Institutional Class)	215,071.960	7.71%
San Francisco CA 94104-4151

NFS LLC f/e/b/o* Lasalle Bank	Small Cap Value (Institutional Class)	185,177.385	6.64%
c/o US Bancorp Fund Services, Inc.
615 East Michigan St., 3rd Fl
Milwaukee WI 53202-5207

Simon N Family LLC 151 Fairway Rd	Small Cap Value (Institutional Class)	148,747.503	5.33%
Chestnut Hill MA 02467-1847

DCGT Trustee & OR Custodian* fbo Principal Financial Group	Small Cap Value (Class Y)	87,680.517	96.86%
Qualified Prin Advtg Omnibus
711 High St
Des Moines IA 50309-2732

_______________________

*

The Corporation believes that this entity, the holder of record of these shares, is not the beneficial owners of such shares.

Principal Underwriter and Administrator

Frontegra Strategies, LLC, located at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois, 60062 acts as the principal underwriter of the Funds’ shares.  The Distributor and the Adviser are affiliates.  U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202-5207, serves as the Funds’ administrator.

Shareholder Proposals for Subsequent Meetings

The Fund does not hold annual shareholders meetings except to the extent that such meetings may be required under the 1940 Act or state law.  Shareholders who wish to submit proposals for inclusion in the Proxy Statement for a subsequent shareholder meeting should send their written proposals to the Fund’s Secretary at its principal office within a reasonable time before such meeting.  The timely submission of a proposal does not guarantee its inclusion.

Other Matters to Come Before the Meeting

Under Maryland law, the only matters that may be acted on at a special meeting of shareholders are those stated in the notice of the special meeting.  Accordingly, other than procedural matters relating to Proposals 1 through 6, no other business may properly come before the Meeting.  If any such procedural matter requiring a vote of shareholders should arise, or any question as to an adjournment of the Meeting is submitted to shareholders, the persons named as proxies will vote on such procedural matters in accordance with their discretion.

Dated:  September __, 2008

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE.  YOU MAY PROXY VOTE BY INTERNET OR TELEPHONE IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ON THE ENCLOSED PROXY CARD.  NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Exhibit A

FRONTEGRA FUNDS, INC.

INVESTMENT ADVISORY AGREEMENT

THIS AGREEMENT is entered into as of the _____ day of ______________, 2008, between Frontegra Funds, Inc., a Maryland corporation (the “Corporation”), and Frontegra Asset Management, Inc., an Illinois corporation (“Frontegra”).

W I T N E S S E T H

WHEREAS, the Corporation is an open-end investment company registered under the Investment Company Act of 1940, as amended (the “Act”).  The Corporation is authorized to create separate series, each with its own separate investment portfolio (the “Funds”), and the beneficial interest in each such series will be represented by a separate series of shares (the “Shares”).

WHEREAS, Frontegra is an investment adviser registered under the Investment Act of 1940, as amended (the “Advisers Act”), engaged in the business of rendering investment advisory services.

WHEREAS, in managing the Corporation’s assets, as well as in the conduct of certain of its affairs, the Corporation seeks the benefit of Frontegra’s services and its assistance in performing certain managerial functions.  Frontegra desires to furnish such services and to perform the functions assigned to it under this Agreement for the consideration provided for herein.

NOW THEREFORE, the parties mutually agree as follows:

1.

Appointment.  The Corporation hereby appoints Frontegra as investment adviser for each of the Funds of the Corporation on whose behalf the Corporation executes an Exhibit to this Agreement, and Frontegra, by execution of each such Exhibit, accepts the appointments.  Subject to the supervision and oversight of the Board of Directors (the “Directors”) of the Corporation, Frontegra shall manage the investment and reinvestment of the assets of each Fund in accordance with the Fund’s investment objective, policies and restrictions as set forth in the Corporation’s current registration statement on Form N-1A (“Registration Statement”) and any additional compliance policies and procedures that the Directors reasonably adopt and provide to Frontegra (the “Policies and Procedures”), for the period and upon the terms herein set forth.  The investment of funds shall also be subject to all applicable restrictions of the Corporation’s Articles of Incorporation (“Articles”) and Bylaws (“Bylaws”) (collectively, the Articles and Bylaws are hereinafter referred to as the “Organizational Documents”) as may from time to time be in force.  Subject to the requirements of the Act, Frontegra is hereby authorized to delegate its duties hereunder, at Frontegra’s own expense, to a subadviser, which is an investment adviser registered under the Advisers Act, pursuant to a written agreement under which the subadviser shall furnish the services specified therein to Frontegra.  Frontegra will continue to have responsibility for all investment advisory services furnished pursuant to any agreement with a subadviser.

2.

Management Functions.  In addition to the expenses which Frontegra may incur in the performance of its responsibilities under this Agreement, and the expenses which it may expressly undertake to incur and pay, Frontegra shall incur and pay the following expenses:

(a)

Reasonable compensation, fees and related expenses of the Corporation’s officers and its Directors, except for such Directors who are not interested persons (as that term is defined in Section 2(a)(19) of the Act) of Frontegra;

(b)

Rental of offices of the Corporation; and

(c)

Costs of any special meeting of Directors or shareholders convened for the primary benefit of Frontegra.

3.

Investment Advisory Functions.  In its capacity as investment adviser, Frontegra shall have the following responsibilities:

(a)

To furnish continuous advice and recommendations to the Funds, as to the acquisition, holding or disposition of any or all of the securities or other assets which the Funds may own or contemplate acquiring from time to time;

(b)

To cause its officers to attend meetings and furnish oral or written reports, as the Corporation may reasonably require, in order to keep the Directors and appropriate officers of the Corporation fully informed as to the condition of the investments of the Funds, the investment recommendations of Frontegra, and the investment considerations which have given rise to those recommendations; and

(c)

To supervise the purchase and sale of securities or other assets as directed by the appropriate officers of the Corporation.

The services of Frontegra are not to be deemed exclusive and Frontegra shall be free to render similar services to others as long as its services for others does not in any way hinder, preclude or prevent Frontegra from performing its duties and obligations under this Agreement.

4.

Obligations of Frontegra.

(a)

With respect to all matters relating to its performance under this Agreement, Frontegra and its directors, officers and employees will act in accordance in all material respects with applicable law and, with the Corporation’s Organizational Documents and regulatory filings, including its Registration Statement, as amended, and compliance Policies and Procedures adopted pursuant to Rule 38a-1 under the 1940 Act and the Corporation’s other Policies and Procedures, all to the extent required under applicable law in connection with Frontegra’s provision of services under this Agreement.

2

(b)

Frontegra agrees to cooperate with periodic reviews (at reasonable times and in reasonable number) of Frontegra’s compliance program by the Corporation’s compliance personnel in performance of the Corporation’s responsibilities under Rule 38a-1 of the 1940 Act.  Frontegra agrees to provide to the Corporation with copies of its compliance program and such additional information and certifications as may reasonably be requested by the Corporation’s compliance personnel.  Upon becoming aware thereof, Frontegra agrees to promptly notify the Corporation’s Directors of any material compliance violations which affect the Corporation.

(c)

Frontegra has adopted a Code of Ethics complying with Rule 204A-1 of the Advisers Act.

(d)

To the extent prohibited by Regulation S-P, Frontegra and its affiliates will not disclose any non-public personal information, as defined in Regulation S-P, received from the Corporation regarding any shareholder; provided, however, that Frontegra and its affiliates may disclose such information to any party as necessary in the ordinary course of business to carry out the purposes for which such information was disclosed to Frontegra and its affiliates, or as may be permitted by law.  Frontegra agrees to use reasonable precautions to protect and prevent the unintentional disclosure of such non-public personal information.

(e)

Frontegra agrees to use its best efforts to assist the Corporation in complying with the Sarbanes-Oxley Act and implementing the Corporation’s disclosure controls and procedures.  Frontegra agrees to inform the Corporation of any material development related to Frontegra that Frontegra reasonably believes is relevant to the Corporation’s certification obligations under the Sarbanes-Oxley Act.

(f)

Frontegra shall provide such information as may reasonably be requested by the Directors under Section 15(c) of the 1940 Act in connection with its annual consideration of this Agreement.

5.

Obligations of the Corporation.  The Corporation shall have the following obligations under this Agreement:

(a)

To keep Frontegra continuously and fully informed as to the composition of the Funds’ investments and the nature of all of its assets and liabilities;

(b)

To furnish Frontegra with a copy of any financial statement or report prepared for it by certified or independent public accountants, and with copies of any financial statements or reports made to the Funds’ shareholders or to any governmental body or securities exchange;

(c)

To furnish Frontegra with copies of the Registration Statement and Organizational Documents, each as currently in effect and including all amendments and restatements thereto, if such Organizational Documents have not yet been delivered by the Corporation to Frontegra.  The Corporation will promptly provide Frontegra with any Policies

3

and Procedures applicable to Frontegra adopted from time to time by the Corporation’s Directors and agrees to promptly provide Frontegra with copies of all amendments thereto.

(d)

To furnish Frontegra with any further materials or information which Frontegra may reasonably request to enable it to perform its functions under this Agreement; and

(e)

To compensate Frontegra for its services in accordance with the provisions of paragraph 5 hereof.

6.

Compensation.  Each Fund shall pay to Frontegra for its services a monthly fee, as set forth on the Exhibits hereto, payable on the last day of each month during which or during part of which this Agreement is in effect.  For the month during which this Agreement becomes effective and any month during which it terminates, however, there shall be an appropriate proration of the fee payable for such month based on the number of calendar days of such month during which this Agreement is effective.  Frontegra may from time to time and for such periods as it deems appropriate reduce its compensation (and/or assume expenses) for one or more of the Funds.

7.

Expenses Paid by Corporation.

(a)

Except as provided in this paragraph, nothing in this Agreement shall be construed to impose upon Frontegra the obligation to incur, pay, or reimburse the Corporation for any expenses not specifically assumed by Frontegra under paragraph 2 above.  Each Fund shall pay or cause to be paid all of its expenses and the Fund’s allocable share of the Corporation’s expenses, including, but not limited to, investment adviser fees; any compensation, fees, or reimbursements which the Corporation pays to its Directors who are not interested persons (as that phrase is defined in Section 2(a)(19) of the Act) of Frontegra; fees and expenses of the custodian, transfer agent, registrar or dividend disbursing agent; current legal, accounting and printing expenses; administrative, clerical, recordkeeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with the execution of Fund transactions; all expenses of bond and insurance coverage which inure to the Corporation’s benefit, including liability and fidelity bond coverage; interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements, notices and reports to shareholders; expenses of preparing and filing reports and tax returns with federal and state regulatory authorities; the maintenance of its compliance program; the maintenance of the Registration Statement under the applicable federal and state securities laws; all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer, or sale of Shares of the Funds, including but not limited to, all costs involved in the registration or qualification of Shares of the Funds for sale in any jurisdiction and all costs involved in preparing, printing and distributing prospectuses and statements of additional information to existing shareholders of the Funds; all expenses incurred in connection with litigation, proceedings and claims and the legal obligations of the Corporation to indemnify its Directors, employees, shareholders and agents with respect thereto; all expenses of meetings of the Directors and shareholders except for such costs described in Section 2(c); and such

4

compensation payable to its compliance officer(s) as may be approved by the Directors from time to time.

8.

Brokerage Commissions.  For purposes of this Agreement, brokerage commissions paid by a Fund upon the purchase or sale of securities shall be considered a cost of the securities of the Fund and shall be paid by the respective Fund.  Frontegra is authorized and directed to place Fund transactions only with brokers and dealers who render satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates, provided, however, that Frontegra may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if Frontegra determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or the overall responsibilities of Frontegra.  In placing Fund business with such broker or dealers, Frontegra shall seek the best execution of each transaction, and all such brokerage placement shall be made in compliance with Section 28(e) of the Securities Exchange Act of 1934 and other applicable state and federal laws.  Notwithstanding the foregoing, the Corporation shall retain the right to direct the placement of all Fund transactions, and the Directors may establish policies or guidelines to be followed by Frontegra in placing Fund transactions for the Funds pursuant to the foregoing provisions.

9.

Proprietary Rights.  Frontegra has proprietary rights in the name of each Fund on whose behalf the Corporation executes an Exhibit to this Agreement and the Corporation’s name.  Frontegra may withdraw the use of such names from the Fund or the Corporation.

10.

Termination.  This Agreement may be terminated at any time, without penalty, by the Directors of the Corporation or by the shareholders of a Fund acting by the vote of at least a majority of its outstanding voting securities (as that phrase is defined in Section 2(a)(42) of the Act), provided in either case that 60 days’ written notice of termination be given to Frontegra at its principal place of business.  This Agreement may be terminated by Frontegra at any time by giving 60 days’ written notice of termination to the Corporation, addressed to its principal place of business.

11.

Assignment.  This Agreement shall terminate automatically in the event of any assignment (as the term is defined in Section 2(a)(4) of the Act) of this Agreement.

12.

Term.  This Agreement shall be executed and become effective as of the date first written above.  This Agreement shall begin for each Fund as of the date of execution of the applicable Exhibit and shall continue in effect with respect to each Fund (and any subsequent Funds added pursuant to an Exhibit) for two years from the date of this Agreement or the date of execution of the applicable Exhibit, and thereafter for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof if such continuation shall be specifically approved at least annually by the vote of a majority of the Directors of the Corporation, including a majority of the Directors who are not parties to this Agreement or interested persons of any such party (other than as Directors of the Corporation),

5

cast in person at a meeting called for that purpose, or by vote of a majority of the outstanding voting securities of each Fund.

13.

Liability.  Neither Frontegra nor any of its officers, directors, agents or employees shall be liable or responsible to the Corporation or its shareholders for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by Frontegra of its duties under this Agreement, except for liability resulting from willful misfeasance, bad faith or negligence on Frontegra’s part or from reckless disregard by Frontegra of its obligations and duties under this Agreement.  Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Corporation or any shareholder of the Corporation may have under any federal securities or state law.

14.

Amendments.  This Agreement may be amended by the mutual consent of the parties, provided that the terms of each such amendment shall be approved by a majority of those Directors who are not persons (as that phrase is defined in Section 2(a)(19) of the Act) of the Corporation or Frontegra, voting in person at a meeting called for the purpose of voting on such approval, or if required by the Act, by the affirmative vote of a majority of the outstanding voting securities (as that phrase is defined in Section 2(a)(42) of the Act) of each Fund.

6

EXHIBIT A

to the

INVESTMENT ADVISORY AGREEMENT

FRONTEGRA COLUMBUS CORE PLUS FUND

For all services rendered by Frontegra Asset Management, Inc. (the “Adviser”) hereunder, the above-named Fund, a series of Frontegra Funds, Inc., shall pay the Adviser and the Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 0.40% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 0.40 of 1% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to Frontegra monthly.

Executed as of the ___ day of _______________, 2008.

FRONTEGRA ASSET MANAGEMENT, INC.

By:

William D. Forsyth III, President

FRONTEGRA FUNDS, INC.

By:

William D. Forsyth III, President

EXHIBIT B

to the

INVESTMENT ADVISORY AGREEMENT

FRONTEGRA COLUMBUS CORE FUND

For all services rendered by Frontegra Asset Management, Inc. (the “Adviser”) hereunder, the above-named Fund, a series of Frontegra Funds, Inc., shall pay the Adviser and the Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 0.42 of 1% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 0.42 of 1% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to the Adviser monthly.

Executed as of the ___ day of _______________, 2008.

FRONTEGRA ASSET MANAGEMENT, INC.

By:

William D. Forsyth III, President

FRONTEGRA FUNDS, INC.

By:

William D. Forsyth III, President

EXHIBIT C

to the

INVESTMENT ADVISORY AGREEMENT

FRONTEGRA IRONBRIDGE SMALL CAP FUND

For all services rendered by Frontegra Asset Management, Inc. (the “Adviser”) hereunder, the above-named Fund, a series of Frontegra Funds, Inc., shall pay the Adviser and the Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 1.00% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 1.00% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to the Adviser monthly.

Executed as of the ___ day of _______________, 2008.

FRONTEGRA ASSET MANAGEMENT, INC.

By:

William D. Forsyth III, President

FRONTEGRA FUNDS, INC.

By:

William D. Forsyth III, President

EXHIBIT D

to the

INVESTMENT ADVISORY AGREEMENT

FRONTEGRA IRONBRIDGE SMID FUND

For all services rendered by Frontegra Asset Management, Inc. (the “Adviser”) hereunder, the above-named Fund, a series of Frontegra Funds, Inc., shall pay the Adviser and the Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 0.85% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 0.85 of 1% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to the Adviser monthly.

Executed as of the ___ day of _______________, 2008.

FRONTEGRA ASSET MANAGEMENT, INC.

By:

William D. Forsyth III, President

FRONTEGRA FUNDS, INC.

By:

William D. Forsyth III, President

EXHIBIT E

to the

INVESTMENT ADVISORY AGREEMENT

FRONTEGRA NEW STAR INTERNATIONAL EQUITY FUND

For all services rendered by Frontegra Asset Management, Inc. (the “Adviser”) hereunder, the above-named Fund, a series of Frontegra Funds, Inc., shall pay the Adviser and the Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 0.95% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 0.95 of 1% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to Frontegra monthly.

Executed as of the ___ day of _______________, 2008.

FRONTEGRA ASSET MANAGEMENT, INC.

By:

William D. Forsyth III, President

FRONTEGRA FUNDS, INC.

By:

William D. Forsyth III, President

EXHIBIT F

to the

INVESTMENT ADVISORY AGREEMENT

FRONTEGRA NETOLS SMALL CAP VALUE FUND

For all services rendered by Frontegra Asset Management, Inc. (the “Adviser”) hereunder, the above-named Fund, a series of Frontegra Funds, Inc., shall pay the Adviser and the Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 1.00% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 1.00% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to the Adviser monthly.

Executed as of the ___ day of _______________, 2008.

FRONTEGRA ASSET MANAGEMENT, INC.

By:

William D. Forsyth III, President

FRONTEGRA FUNDS, INC.

By:

William D. Forsyth III, President

EXHIBIT G

to the

INVESTMENT ADVISORY AGREEMENT

FRONTEGRA SKY INTERNATIONAL VALUE FUND

For all services rendered by Frontegra Asset Management, Inc. (the “Adviser”) hereunder, the above-named Fund, a series of Frontegra Funds, Inc., shall pay the Adviser and the Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 0.95% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 0.95% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to the Adviser monthly.

Executed as of the ___ day of _______________, 2008.

FRONTEGRA ASSET MANAGEMENT, INC.

By:

William D. Forsyth III, President

FRONTEGRA FUNDS, INC.

By:

William D. Forsyth III, President

Exhibit B

SUB-ADVISORY AGREEMENT

THIS SUB-ADVISORY AGREEMENT dated as of the ___ day of ____________, 2008 between Frontegra Asset Management, Inc., an Illinois corporation (the “Adviser”), and Reams Asset Management Company, LLC, a limited liability company organized under the laws of the State of Indiana (the “Sub-Adviser”).

WHEREAS the Adviser has entered into an Investment Advisory Agreement dated as of ____________________, 2008 (the “Advisory Agreement”) with Frontegra Funds, Inc. (the “Fund”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), with respect to the Fund’s investment portfolios; and

WHEREAS the Adviser wishes to retain the Sub-Adviser to furnish certain investment advisory services to certain portfolios of the Fund, and the Sub-Adviser is willing to furnish those services;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties agree as follows:

1.

Appointment. The Adviser hereby appoints the Sub-Adviser as an investment sub-adviser with respect to each of the Fund’s portfolios named on an Exhibit to this Agreement (each, a “Portfolio”) for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2.

Duties as Sub-Adviser.

(a)

Subject to the supervision of and any guidelines adopted by the Fund’s Board of Directors (the “Board”) and the Adviser, the Sub-Adviser will provide a continuous investment program for the Portfolios, including investment research and management. The Sub-Adviser will determine from time to time what investments will be purchased, retained or sold by the Portfolios. The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions. The Sub-Adviser will provide services under this Agreement in accordance with each Portfolio’s investment objectives, policies and restrictions as stated with respect to such Portfolio in the Fund’s Registration Statement on Form N-1A and the Fund’s compliance policies and restrictions adopted pursuant to Rule 38a-1 of the 1940 Act.

(b)

The Sub-Adviser agrees that, in placing orders with brokers, it will obtain the best net result in terms of price and execution; provided that, on behalf of the Portfolios, the Sub-Adviser may, in its discretion, use brokers who provide the Sub-Adviser with research, analysis, advice and similar services to execute transactions with respect to a Portfolio, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, so long as (i) such commission is paid in compliance with all applicable state and Federal securities laws and in accordance with this Agreement and (ii) the Sub-Adviser has determined in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to such Portfolio and its other clients and that the total commissions paid by such Portfolio will be reasonable in relation to the benefits to such Portfolio over the long term. In no instance will securities of any Portfolio be purchased from or sold to the Sub-Adviser, or any affiliated person thereof except in accordance with the Federal securities laws and the rules and regulations thereunder. The Sub-Adviser may aggregate sales and purchase orders with respect to the assets of the Portfolios with similar orders being made simultaneously for other accounts advised by the Sub-Adviser or its affiliates. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of a Portfolio and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each such account. The Adviser recognizes that in some cases this procedure may adversely affect the results obtained for such Portfolio.

(c)

The Sub-Adviser will maintain all books and records required to be maintained by the Sub-Adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions by the Sub-Adviser on behalf of the Portfolios, and will furnish the Board and the Adviser with such periodic and special reports as the Board or the Adviser may reasonably request.  In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Portfolios are the property of the Fund, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records which it maintains for the Fund and which are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Fund any records which it maintains for the Portfolios upon request by the Fund.

(d)

At such times as shall be reasonably requested by the Board or the Adviser, the Sub-Adviser will provide the Board and the Adviser with economic and investment analyses and reports as well as quarterly reports setting forth the performance of the Portfolios and make available to the Board and the Adviser any economic, statistical and investment services normally available to institutional or other customers of the Sub-Adviser.  Upon reasonable advance notice, twice each calendar year the Sub-Adviser will make its officers and employees available to meet with the Board and employees of the Adviser at the Fund’s principal place of business or another mutually agreed upon location to review the securities of the Portfolios.  Subadviser will inform the Corporation and Adviser of changes in investment strategy, tactics, ownership or key personnel.

(e)

In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser will provide assistance with respect to the valuation of securities held by the Portfolios and will use its reasonable efforts to arrange for the provision of a price from a party or parties independent of the Sub-Adviser for each security held by a Portfolio for which the Fund or the Fund’s administrator is unable to obtain prices in the ordinary course of business from an automated pricing service.

3.

Further Duties. In all matters relating to the performance of this Agreement, the Sub-Adviser will act in conformity with the Fund’s Articles of Incorporation, By-laws and currently effective registration statement under the 1940 Act and any amendments or supplements thereto (the “Registration Statement”) and with the written instructions and written

2

directions of the Board and the Adviser and will comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the rules under each, Subchapter M of the Internal Revenue Code of 1986 (the “Code”) as applicable to regulated investment companies, the diversification requirements applicable to the Portfolios under Section 817(h) of the Code and all other applicable Federal and state laws and regulations. The Adviser agrees to provide to the Sub-Adviser copies of the Fund’s Articles of Incorporation, By-laws, Registration Statement, written instructions and directions of the Board and the Adviser, and any amendments or supplements to any of these materials as soon as practicable after such materials become available; provided, however, that the Sub-Adviser’s duty under this Agreement to act in conformity with any document, instruction or guidelines produced by the Fund or the Adviser shall not arise until it has been delivered to the Sub-Adviser.  In making any changes to a Portfolio’s objectives, policies or restrictions the Board will make due allowance for the time within which the Sub-Adviser shall have to bring such Portfolio into compliance with such changes.

4.

Proxies. The Sub-Adviser shall vote all securities held by a Portfolio in accordance with any policies adopted by the Board.

5.

Expenses. During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Agreement other than commissions, taxes, fees or other charges or expenses directly related to the purchase, sale or exchange of any securities for the Portfolios. The Sub-Adviser shall not be responsible for any expenses incurred by the Fund, the Portfolios or the Adviser.

6.

Compensation.

(a)

For the services provided by the Sub-Adviser with respect to a Portfolio pursuant to this Agreement, the Adviser will pay to the Sub-Adviser a fee, computed daily and payable monthly, at an annual rate set forth on the Exhibit relating to such Portfolio.

(b)

The fee due the Sub-Adviser with respect to each Portfolio shall be computed daily and shall be paid monthly to the Sub-Adviser on or before the last business day of the next succeeding calendar month.  Along with each such monthly payment the Adviser shall provide the Sub-Adviser with a schedule showing the manner in which such fee was computed.

(c)

With respect to the Sub-Adviser’s fee relating to any Portfolio that is calculated as a percentage of such Portfolio’s average daily net assets, unless otherwise provided in the Exhibit relating to such Portfolio, if the Adviser waives any portion of its management fee either voluntarily or contractually and the resulting net management fee received by the Adviser is less than the compensation due to the Sub-Adviser pursuant to subparagraph (a) above, then the Adviser shall only be required to pay the Sub-Adviser the net management fee.

(d)

If this Agreement becomes effective or terminates with respect to a Portfolio before the end of any month, the fee relating to such Portfolio for the period from the effective date with respect to such Portfolio to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the

3

proportion which such period bears to the full month in which such effectiveness or termination occurs.

7.

Limitation of Liability. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Portfolio, the Fund or its shareholders or by the Adviser in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

8.

Representations of Sub-Adviser. The Sub-Adviser represents, warrants and agrees as follows:

(a)

The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable Federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)

The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Adviser and the Board with a copy of such code of ethics, together with evidence of its adoption.  The Sub-Adviser will provide the Adviser and the Board with a copy of any amendment to its code of ethics promptly following the Sub-Adviser’s approval of any such amendment. Within 15 calendar days of the end of the last calendar quarter of each year that this Agreement is in effect, the President of the Sub-Adviser shall certify to the Adviser that the Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of the Sub-Adviser’s code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Adviser and the extent permitted by law, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and all other records relevant to the Sub-Adviser’s code of ethics.

(c)

The Sub-Adviser has provided the Adviser with a copy of its Form ADV as most recently filed with the Securities and Exchange Commission (the “SEC”) and will furnish a copy of all amendments to the Adviser at least annually.

(d)

The Sub-Adviser will provide a back-up certification to the Adviser in a form reasonably satisfactory to each party, relating to each annual and semi-annual report filed on Form N-CSR by the Fund.

4

(e)

Sub-Adviser has adopted, maintains and implements written policies and procedures with regard to the protection of customer records and information, as required by Regulation S-P.

9.

Trademark. The Sub-Adviser shall have no rights relating to the name of the Fund or the word “Frontegra” used in connection with investment products, services or otherwise, and shall make no use of such names without the express written consent of the Fund or Adviser, as the case may be.

10.

Services Not Exclusive. The Sub-Adviser may act as an investment adviser to, and may perform management and any other services for, any other person, association, firm, corporation or other entity, and take any action or do anything in connection therewith or related thereto, except as prohibited by applicable law; provided, however, that except as consented to by the Adviser in writing, the Sub-Adviser may not act as the investment adviser to, or sponsor, any registered investment company or portfolio thereof that has the same or a substantially similar principal investment strategy as any Portfolio.  The Sub-Adviser’s performance of investment advisory, management or other services permitted under this Section 10 shall not be restricted in any manner or otherwise affected by any aspect of any relationship of the Sub-Adviser to or with the Fund, the Portfolios or the Adviser or deemed to violate or give rise to any duty or obligation of the Sub-Adviser to the Fund, the Portfolios or the Adviser except as otherwise imposed by law or by this Agreement.  Notwithstanding the foregoing, the Sub-Adviser may act as an investment sub-adviser to another investment company or portfolio thereof that is managed by an investment adviser unaffiliated with the Sub-Adviser.  The Sub-Adviser shall provide reasonable advance notice to Adviser of any such engagement(s).

11.

Duration and Termination.

(a)

This Agreement shall become effective with respect to a Portfolio after it has been approved in accordance with the requirements of the 1940 Act and the Exhibit relating to such Portfolio has been executed by the Adviser and Sub-Adviser.

(b)

Unless sooner terminated with respect to a Portfolio as provided herein, this Agreement shall continue in effect for two years from its original effective date. Thereafter, if not terminated, this Agreement shall continue automatically for successive periods of 12 months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of those members of the Board who are not parties to this Agreement or interested persons of the Adviser, the Sub-Adviser or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities issued by such Portfolio.

(c)

Notwithstanding the foregoing, this Agreement may be terminated with respect to a Portfolio at any time, without the payment of any penalty, by vote of a majority of the Board or by a vote of a majority of the outstanding voting securities issued by such Portfolio upon 60 calendar days written notice to the Sub-Adviser. This Agreement may also be terminated, without the payment of any penalty, by either party hereto upon 180 calendar days written notice. This Agreement will terminate automatically in the event of its assignment or upon termination of the Advisory Agreement.

5

12.

Amendment. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement with respect to a Portfolio shall be effective until approved

(a)

by a vote of a majority of those members of the Board who are not parties to this Agreement or interested persons of the Adviser, the Sub-Adviser or the Fund, and

(b)

if required by the 1940 Act, by a vote of a majority of the outstanding voting securities issued by such Portfolio (in the case of (b), the Fund may rely upon an SEC order or no-action letter permitting it to modify this Agreement without such vote).

13.

Governing Law. This Agreement shall be construed in accordance with the 1940 Act and the laws of the State of Indiana, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of Indiana conflict with the applicable provisions of the 1940 Act, the latter shall control.

14.

Independent Contractor. In performing its duties under this Agreement the Sub-Adviser shall act as an independent contractor and unless otherwise expressly provided herein or authorized in writing, the Sub-Adviser will have no authority to represent the Fund, the Portfolios or the Adviser in any way or otherwise be deemed an agent of the Fund, the Portfolio or the Adviser.

15.

Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “net assets,” “sale,” “sell” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the Federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement may be signed in counterpart.

16.

Sole Agreement.  This Agreement represents the entire agreement and understanding between the parties and sets forth the rights, duties and obligations of each party to the other as of its date.  Any prior agreements, understandings and representations relating to the subject matter of this Agreement are incorporated herein.

17.

Confidentiality.  Subject to the duties of the parties to comply with applicable laws, including any demand of any regulatory or taxing authority having jurisdiction or under compulsory process of law, each party shall treat as confidential all non-public information pertaining to the Portfolios and the actions of Sub-Adviser, the Adviser and the Fund in respect

6

thereof.  Sub-Adviser agrees to adhere to the privacy policies adopted by the Fund pursuant to Regulation S-P under the Gramm-Leach-Bliley Act.  Sub-Adviser has adopted, implemented and agrees to maintain physical, electronic and procedural safeguards reasonably designed to protect the security, confidentiality and integrity of, and to prevent unauthorized access to or use of, records and information relating to Portfolio shareholders in compliance with Regulation S-P.  Sub-Adviser will not share any nonpublic personal information concerning Portfolio shareholders with any other party except as necessary for the performance of duties under this Agreement or as required by law or allowed under one of the exceptions set forth in Regulation S-P.

18.

Notices. Any written notice herein required to be given to the Sub-Adviser or the Adviser shall be deemed to have been given upon receipt of the same at their respective addresses set forth below, delivered or mailed postpaid, or transmitted by facsimile with acknowledgement of receipt or by electronic transmission.

7

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

FRONTEGRA ASSET MANAGEMENT, INC.

400 Skokie Boulevard Suite 500

Northbrook, Illinois 60062

By:

Name: William D. Forsyth III

Title: President

Attest:

___________________________

REAMS ASSET MANAGEMENT COMPANY, LLC

227 Washington Street

Columbus, Indiana 47201

By:  ____________________________________

Name: David B. McKinney

Title: President

Attest:

___________________________

8

Exhibit A

to the Sub-Advisory Agreement

FRONTEGRA COLUMBUS CORE PLUS FUND

Subadvisory fee:  0.21% of the Portfolio’s average daily net assets.

Executed as of the ____ day of ______________, 2008.

FRONTEGRA ASSET MANAGEMENT, INC.

By:  ____________________________________

Name:  William D. Forsyth III

Title:  President

REAMS ASSET MANAGEMENT COMPANY, LLC

By:  ____________________________________

Name:  David B. McKinney

Title:  President

Exhibit B

 to the Sub-Advisory Agreement

FRONTEGRA COLUMBUS CORE FUND

Subadvisory fee:  75% of the net fee received by the Adviser from the Portfolio after giving effect to any contractual or voluntary fee waiver borne by the Adviser.

Executed as of the ____ day of ______________, 2008.

FRONTEGRA ASSET MANAGEMENT, INC.

By:  ____________________________________

Name:  William D. Forsyth III

Title:  President

REAMS ASSET MANAGEMENT COMPANY, LLC

By:  ____________________________________

Name:  David B. McKinney

Title:  President

Exhibit C

SUBADVISORY AGREEMENT

THIS SUBADVISORY AGREEMENT is entered into as of the ____ day of_______, 2008, between Frontegra Asset Management, Inc. (“Adviser”) and IronBridge Capital Management, L.P. (“Subadviser”).

W I T N E S S E T H

WHEREAS, Frontegra Funds, Inc., a Maryland corporation (the “Corporation”), is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, pursuant to an Investment Advisory Agreement between the Corporation and the Adviser (the “Advisory Agreement”), the Corporation has retained Adviser to act as its investment adviser;

WHEREAS, the Advisory Agreement permits Adviser to delegate certain of its duties to a subadviser, subject to the requirements of the 1940 Act; and

WHEREAS, Adviser desires to retain Subadviser as subadviser with respect to the Corporation’s series named on an Exhibit to this Agreement (each, a “Fund”).

NOW, THEREFORE, Adviser and Subadviser mutually agree as follows:

1.

Appointment as Subadviser.  Adviser hereby retains Subadviser to act as subadviser for the Funds, subject to the supervision of Adviser and the Board of Directors of the Corporation and subject to the terms of this Agreement, and Subadviser agrees to accept such employment.

2.

Duties of Subadviser.

(a)

Investments.  Subject to the 1940 Act, the direction of Adviser, the Board of Directors of the Corporation and the investment policies and restrictions of each Fund as set forth in the Corporation’s current registration statement on Form N-1A and the compliance policies and procedures of such Fund, Subadviser is authorized and directed to purchase, hold, sell and monitor on a continuous basis investments for the accounts of the Funds (the “Investments”), with custody of such investments to be maintained by third parties, as more fully set forth below.  In providing these services, Subadviser will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Investments.  Adviser will provide Subadviser with reasonable assistance in connection with Subadviser’s activities under this Agreement, including without limitation, information concerning each Fund, its funds available for investment and general affairs of the Corporation.

(b)

Allocation of Brokerage.  Subject to the supervision of Adviser and the Board of Directors of the Corporation, Subadviser is authorized and directed to establish and maintain, through third party custodians, accounts on behalf of the Funds, place orders for the purchase and sale of Investments with or through such persons, brokers or dealers as Subadviser may elect, and negotiate commissions to be paid on such transactions.  In selecting brokers or dealers and placing orders, Subadviser will seek to obtain the most favorable combination of price and execution available (considering all factors it deems relevant, including price, size of transaction, nature of the market for the security, amount of commission, if any, timing, reputation of broker or dealer and other factors), except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as provided below.

The Subadviser may cause each Fund to pay a broker that provides brokerage and research services to the Subadviser a commission in excess of the commission that another broker would have charged for effecting that transaction provided (i) the Subadviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker in the terms of the particular transaction or in terms of the Subadviser’s overall responsibilities with respect to such Fund and the other accounts as to which the Subadviser exercises investment discretion, and (ii) such commission is paid in compliance with all applicable state and federal laws, including Section 28(e) of the Securities Exchange Act of 1934, as amended, and in accordance with this Agreement.

To the extent not prohibited by applicable law, if Subadviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other clients of Subadviser, it may aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution.  In such event, allocation of these securities and the expenses incurred in the transaction will be made by Subadviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to each Fund and its other clients.

(c)

Securities Transactions.  Subadviser and any of its affiliated persons will not purchase securities or other instruments from or sell securities or other instruments to any Fund; provided, however, Subadviser may purchase securities or other instruments from or sell securities or other instruments to a Fund if such transaction is permissible under applicable law and such Fund’s procedures or in accordance with an exemptive order.

(d)

Books and Records.  Subadviser will maintain all books and records required to be maintained by Subadviser in relation to the Funds pursuant to the 1940 Act, including without limitation, a daily ledger of such assets and liabilities relating thereto and brokerage and other records of all securities transactions, and will furnish to Adviser in a timely manner all information relating to Subadviser’s services under this Agreement.  The Subadviser will also preserve such books and records for the periods prescribed in Rule 31a-2 under the 1940 Act.  All books and records relating to the Funds remain the sole property of the Corporation and shall be immediately surrendered to the Corporation upon request, provided that Subadviser may retain a copy of the books and records.  Upon request during any business day, all books and records maintained under this Agreement immediately will be made available to the Corporation or Adviser.

2

(e)

Information Concerning Investments.  As Adviser or the Board of Directors of the Corporation may reasonably request, Subadviser will furnish reports on portfolio transactions and reports on Investments held in the portfolio in such detail as the requesting party may reasonably request.  As mutually agreed upon, Subadviser also will provide the Funds and Adviser periodic economic and investment analyses and reports or other investment services normally available to Subadviser’s other clients.  Upon reasonable advance notice, Subadviser will make its officers and employees available to meet with Adviser and the Corporation’s Board of Directors at the Corporation’s principal place of business or another mutually agreed location to review the Investments of the Funds.  Subadviser will inform the Corporation and Adviser of changes in investment strategy, tactics, ownership or key personnel.  Subadviser also will provide information or perform additional acts as are customarily performed by a subadviser or which are required for the Funds or Adviser to comply with their respective obligations under applicable law, including without limitation the Internal Revenue Code of 1986, the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the Securities Act of 1933, as amended (the “1933 Act”), and any state securities law, rule or regulation.

(f)

Custody Arrangements.  Subadviser acknowledges receipt of a Custody Agreement for the Funds and, to the extent within its control, will comply with the requirements of the Custody Agreement.  On each business day, Subadviser will provide each Fund’s custodian with information relating to all transactions concerning the Fund’s assets as Adviser or the custodian requests.

(g)

Voting of Proxies.  Subadviser will vote all securities constituting a Fund in accordance with any policies adopted by the Board of Directors of the Corporation.

(h)

Agent.  Subject to any other written instructions of Adviser, the Corporation or the Funds, Subadviser is hereby appointed as Adviser’s, the Corporation’s and each Fund’s agent and attorney-in-fact for the limited purpose of executing account documentation, agreements, contracts and other documents as Subadviser is requested by brokers, dealers, counterparties and other persons in connection with its management of the Investments; provided, however, that any such documentation that the Subadviser shall execute shall comply with all laws, rules and regulations applicable to the business of the Adviser and the Corporation, including but not limited to the Advisers Act, the 1940 Act and the rules and regulations thereunder.  The Subadviser shall provide the Adviser and the Corporation with copies of any documents executed on behalf of the Adviser or the Corporation hereunder as soon as possible after the execution of any such documents.

(i)

Compliance with Applicable Law and Governing Documents.  With respect to all matters relating to its performance under this Agreement, Subadviser and its managing members, directors, officers, partners, employees and interested persons will act in accordance with all applicable law.  To the extent applicable to the activities of the Subadviser in relation to the Funds, Subadviser will act in accordance with the Corporation’s governing instruments and regulatory filings, including the Corporation’s Articles of Incorporation, By-Laws, currently effective Registration Statement under the 1940 Act and the 1933 Act and Notice of Eligibility under Rule 4.5 of the Commodity Exchange Act (the “CEA”), compliance policies and procedures adopted pursuant to Rule 38a-1 under the 1940 Act and the Funds’ Prospectuses, policies and procedures, (collectively, “Governing Instruments and Regulatory

3

Filings”) and any instructions or directions of the Corporation, its Board of Directors or Adviser which whenever practicable the Adviser or the Corporation shall provide in writing.  Adviser will provide Subadviser with any amendments, supplements or other changes to the Governing Instruments and Regulatory Filings as soon as practicable after such materials become available, and upon receipt, Subadviser will act in accordance with such amendments, supplements or other changes.

(j)

Corporation’s Name; Adviser’s Name.  Subadviser will have no rights relating to the Corporation’s name, a Fund’s name or in the name “Frontegra” as it is used in connection with investment products, services or otherwise, and Subadviser will make no use of such names without the express written consent of the Corporation, such Fund or Adviser, as the case may be; provided that notwithstanding anything in this Agreement, Subadviser shall be entitled to use a Fund’s name and the name “Frontegra” in Form ADV or any other document required to be filed with any governmental agency or self-regulatory organization.

(k)

Personal Securities Transactions.  Subadviser will observe and comply with Rule 17j-l under the 1940 Act.  Upon request during any business day, Subadviser will make available to Adviser or each Fund any reports concerning such Fund required to be made by Subadviser pursuant to Rule 17j-1 under the 1940 Act.

(l)

Fair Valuation.  In accordance with procedures adopted by the Board of Directors of the Corporation, as amended from time to time, Subadviser is responsible for assisting in the fair valuation of all securities constituting a Fund and will use its reasonable efforts to arrange for the provision of a price from a party or parties independent of Subadviser for each security constituting part of a Fund for which the Fund or the Fund’s administrator is unable to obtain prices in the ordinary course of business from an automated pricing service.

(m)

Regulatory Filings.  Subadviser will provide a back-up certification to Adviser in a form reasonably satisfactory to each party relating to each annual and semi-annual report filed by the Corporation on Form N-CSR and shall provide any necessary documentation and/or certification required by any other regulatory filing applicable to a Fund, including, without limitation, Form N-Q and Form N-PX.

(n)

Compliance Oversight.  Subadviser agrees to cooperate with periodic reviews of Subadviser’s compliance program by the Funds’ compliance personnel in performance of their responsibilities under Rule 38a-1 of the 1940 Act.  Subadviser agrees to provide to the Funds copies of its compliance program and such additional information and certifications as may reasonably be requested by the Funds’ compliance personnel.  Subadviser agrees to promptly notify the Adviser of any material compliance violations which affect the Funds.

(o)

Section 15(c) Request for Information.  Subadviser shall provide such information as may reasonably be requested by the Board of Directors of the Corporation under Section 15(c) of the 1940 Act in connection with its annual consideration of this Agreement.

3.

Reserved.

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4.

Duties of Adviser.  Adviser will continue to be responsible for all services to be provided to the Funds pursuant to the Advisory Agreement, and shall oversee and review Subadviser’s performance under this Agreement.

5.

Independent Contractor.  Subadviser will be an independent contractor in performing its duties under this Agreement and unless otherwise expressly provided herein or otherwise authorized in writing, will have no authority to act for or represent the Corporation, the Funds or Adviser in any way or otherwise be deemed an agent of the Corporation, the Funds or Adviser.

6.

Compensation.  Adviser will pay Subadviser a fee (the “Subadvisory Fee”) for its services to each Fund at an annual rate set forth on the Exhibit relating to such Fund.  The Subadvisory Fee shall be accrued each calendar day during the term of this Agreement and the sum of the daily fee accruals shall be paid monthly as soon as practicable following the last day of each month.  In addition, during any month in which Adviser recoups previously waived advisory fees or reimbursed expenses (the “Recoupment”) relating to a period during which the Subadvisory Fee was based on a percentage of the net advisory fee received by the Adviser from a Fund, Subadviser shall be paid the same percentage of the Recoupment.

By way of example, if the Adviser recoups $2,000 in a particular month:

•

If such amount relates to a period in which the Subadvisory Fee was 50% of the net advisory fee, the Subadviser shall receive $1,000 of the Recoupment.

•

If such amount relates to a period in which the Subadvisory Fee was 60% of the net advisory fee, the Subadviser shall receive $1,200 of the Recoupment.

7.

Expenses.  The Subadviser shall bear all expenses incurred by it in connection with its services under this Agreement other than the cost of Investments (including brokerage commissions and other transaction charges, if any) purchased or sold by the Funds.  In addition, the Subadviser will, from time to time at its sole expense, employ such persons as it believes to be particularly fitted to assist it in the execution of its duties hereunder.  Except to the extent provided in Section 7 hereof, the Subadviser shall not be responsible for the Funds’ or the Adviser’s expenses.  Specifically, Subadviser will not be responsible for expenses of the Funds or the Adviser, including, but not limited to, the following:  (a) charges and expenses for determining a Fund’s net asset value and the maintenance of a Fund’s books and records and related overhead; (b) the charges and expenses of a Fund’s lawyers and auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and/or administrator appointed by the Funds; (d) brokers’ commissions, and issue and transfer taxes chargeable to the Funds in connection with securities transactions to which a Fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by a Fund to federal, state or other government agencies; (f) fees and expenses required to be paid for registration with the SEC, or any fees and expenses required to be paid for the sale of Fund shares in any state; (g) expenses related to shareholders’ and directors’ meetings, and the preparation, printing and distribution of prospectuses, proxy statements, reports to shareholders and other Fund sales literature; (h) distribution fees payable

5

pursuant to Rule 12b-1 under the 1940 Act, if any; and (i) compensation payable to the Funds’ directors.

8.

Representations and Warranties of Subadviser.  Subadviser represents and warrants to Adviser, the Corporation, and the Funds as follows:

(a)

Subadviser is registered as an investment adviser under the Advisers Act;

(b)

Subadviser will not engage in any futures transactions or options thereon on behalf of the Fund prior to Subadviser filing a notice of exemption pursuant to Rule 4.14 under the CEA with the Commodity Futures Trading Commission (the “CFTC”) and the National Futures Association or becoming otherwise qualified to act as a commodity trading advisor under the CEA;

(c)

Subadviser is a limited partnership duly organized and validly existing under the laws of Delaware with the power to carry on its business as it is now being conducted;

(d)

The execution, delivery and performance by Subadviser of this Agreement are within its powers and have been duly authorized by all necessary action on the part of its general partner, and no action or filing with any governmental body, agency or official is required for the execution, delivery and performance of this Agreement, and the execution, delivery and performance by Subadviser of this Agreement do not contravene or constitute a default under any provision of applicable law, rule or regulation, Subadviser governing instruments or any agreement, judgment, injunction, order, decree or other instrument binding upon Subadviser;

(e)

This Agreement is a valid and binding agreement of Subadviser;

(f)

Subadviser has provided its current (and will provide all amendments thereto) Form ADV to Adviser, and each Form ADV provided to Adviser is and will be a true and complete copy of the form filed with the SEC and, to the best of Subadviser’s knowledge and belief, the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; and

(g)

Subadviser has provided its Code of Ethics to Adviser along with the certification required by Rule 17j-1(c)(1)(ii) under the 1940 Act.  In accordance with Rule 17j-1, the Subadviser will submit any material changes to such Code of Ethics to the Corporation’s Board of Directors for approval no later than six months after its adoption of the material changes.  During the term of this Agreement, Subadviser will annually certify to the Corporation’s Board of Directors that it has adopted procedures reasonably necessary to prevent access persons from violating the Code of Ethics, and will describe in a written report any issues arising under the Code regarding material violations of the Code and sanctions imposed in response thereto.

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(h)

Subadviser has adopted, maintains and implements written policies and procedures with regard to the protection of customer records and information, as required by Regulation S-P.

(i)

Subadviser has adopted proxy voting policies which comply in all material respects with the requirements of the 1940 Act.

9.

Representations and Warranties of Adviser.  Adviser represents and warrants to Subadviser, as follows:

(a)

Adviser is registered as an investment adviser under the Advisers Act;

(b)

Adviser is a corporation duly organized and validly existing under the laws of Illinois with the power to carry on its business as it is now being conducted;

(c)

The execution, delivery and performance by Adviser of this Agreement are within its powers and have been duly authorized by all necessary action, and Adviser has caused to be taken all necessary action under the Advisory Agreement and the 1940 Act to authorize the retention of Subadviser under this Agreement, and no action or filing with any governmental body, agency or official is required for the execution, delivery and performance of this Agreement;

(d)

This Agreement is a valid and binding agreement of Adviser and the Corporation on behalf of each Fund; and

(e)

Adviser has provided to Subadviser the Corporation’s current Registration Statement on Form N-1A, and agrees to provide Subadviser with all supplements or amendments thereto and to advise Subadviser promptly in writing of any changes in a Fund’s investment policies or restrictions.

10.

Survival of Representations and Warranties.  All representations and warranties made by the parties pursuant to Sections 8 and 9 will survive for the duration of this Agreement, and each will immediately notify Adviser and the Corporation in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.  In addition, the parties will deliver to Adviser and the Funds copies of any material amendments, supplements or updates to any of the information provided to Adviser within 15 days after becoming available.

11.

Liability and Indemnification.

(a)  Liability.  In the absence of willful misfeasance, bad faith, negligence, or reckless disregard on the part of the Subadviser of its duties or obligations under this Agreement, Subadviser shall not be subject to any liability for errors of judgment, mistake of law or for any loss suffered by the Adviser, the Corporation, a Fund, or its shareholders in connection with matters to which this Agreement relates.  In the absence of willful misfeasance, bad faith, negligence, or reckless disregard on the part of the Adviser of its duties or obligations under this Agreement, the Adviser shall not be subject to any liability to the Subadviser, for any act or

7

omission in the course of, or in connection with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Investments; provided, however, that nothing herein shall relieve the Adviser or Subadviser from any of their respective obligations under applicable law, including without limitation, federal and state securities laws and the CEA.

(b)  Indemnification.  The Subadviser shall indemnify the Adviser and the Corporation, and their respective officers, directors and “controlling persons” (within the meaning of Section 2(a)(9) of the 1940 Act), for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, negligence, or reckless disregard of its duties or obligations hereunder or any violations of applicable law, including, without limitation, federal and state securities laws and the CEA.  The Adviser shall indemnify the Subadviser and its general partner, limited partners, officers, directors and “controlling persons” (within the meaning of Section 2(a)(9) of the 1940 Act) for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Adviser’s willful misfeasance, bad faith, negligence, or reckless disregard of its duties or obligations hereunder or any violations of applicable law, including, without limitation, federal and state securities laws and the CEA.

12.

Duration and Termination.

(a)

Duration. This Agreement shall begin with respect to a Fund after it has been approved in accordance with the requirements of the 1940 Act and the Exhibit relating to such Fund has been executed by the Adviser and Subadviser and shall continue in effect for two years from its effective date and thereafter for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof if such continuation  shall be specifically approved at least annually (i) by the vote of a majority of the Board of Directors of the Corporation, including a majority of the directors who are not parties to this Agreement or “interested persons” of any such party (as defined in the 1940 Act), cast in person at a meeting called for that purpose or (ii) by the vote of a majority of the outstanding voting securities (as that phrase is defined in Section 2(a)(42) of the 1940 Act) of each Fund.

(b)

Termination.  Notwithstanding anything to the contrary provided herein, this Agreement may be terminated at any time with respect to a Fund, without payment of any penalty:  (i) by the vote of a majority of the Board of Directors of the Corporation, by the vote of a majority of the outstanding voting securities of such Fund or by Adviser, in each case upon 60 days’ written notice; or (ii) by Subadviser upon 120 days’ written notice to Adviser, the Corporation, and such Fund.  This Agreement shall also terminate automatically in the event of its assignment (as defined in Section 2(a)(4) of the 1940 Act) or upon the termination of the Advisory Agreement.

13.

Amendment.  This Agreement may be amended with respect to a Fund by the mutual consent of the parties, provided that the terms of each such amendment shall be approved by (i) the affirmative vote of a majority of the Board of Directors of the Corporation cast in person at a meeting called for that purpose, including a majority of directors who are not “interested persons” of such Fund or the Adviser, and (ii) if necessary, by a vote of a majority of the outstanding voting securities of such Fund.  If such amendment is proposed in order to

8

comply with the requirements of the SEC, state regulatory bodies or other governmental authorities, Adviser will notify Subadviser of the form of amendment which it deems necessary or advisable and the reasons therefor, and if Subadviser declines to assent to such amendment, the Adviser may terminate this Agreement forthwith.

14.

Confidentiality.  Subject to the duties of the Subadviser to comply with applicable laws, including any demand of any regulatory or taxing authority having jurisdiction or under compulsory process of law, the Subadviser shall, during the term of this Agreement and for a period of 5 years thereafter, treat as confidential all non-public information pertaining to the Funds and the actions of Subadviser, the Adviser and the Corporation in respect thereof.  Information disclosed in voluntary and required reports to shareholders of the Corporation and to regulatory authorities or otherwise in the public domain other than by action of the Subadviser is deemed to be public information.  Subadviser agrees to adhere to the privacy policies adopted by the Corporation pursuant to Regulation S-P under the Gramm-Leach-Bliley Act.  Subadviser has adopted, implemented and agrees to maintain physical, electronic and procedural safeguards reasonably designed to protect the security, confidentiality and integrity of, and to prevent unauthorized access to or use of, records and information relating to Fund shareholders in compliance with Regulation S-P.  Subadviser will not share any nonpublic personal information concerning Fund shareholders with any other party except as necessary for the performance of duties under this Agreement or as required by law or allowed under one of the exceptions set forth in Regulation S-P.

15.

Notice.  Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, delivered or mailed postpaid to the other party, or transmitted by facsimile with acknowledgment of receipt or by electronic transmission, to the parties at their principal places of business, which may from time to time be changed by the parties by notice to the other party.  As of the date of this Agreement, the addresses of the parties are:

Corporation and Adviser:

Frontegra Funds, Inc.
Frontegra Asset Management, Inc.
Attention: William D. Forsyth III
400 Skokie Blvd., Suite 500
Northbrook, IL  60062
Fax: (847) 509-9845

Subadviser:

IronBridge Capital Management, L.P.

John G. Davis

One Parkview Plaza, Suite 600

Oakbrook Terrace, Illinois  60181

Fax:  (630) 684-8301

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16.

Governing Law.  This Agreement is governed by and construed in accordance with the laws of the United States and the internal laws of the State of Illinois without giving effect to conflicts of law principles; provided, however, that nothing herein shall be construed in a manner that is inconsistent with the 1940 Act, the Advisers Act or the rules and regulations promulgated with respect to such respective Acts.

17.

Counterparts.  This Agreement may be executed in one or more counterparts, all of which shall together constitute one and the same instrument.

18.

Third Party Rights.  In addition to the parties hereto, this Agreement is intended to be for the benefit of the Corporation, which is intended to be a third-party beneficiary hereunder and may, as such, exercise such rights as if it were the Adviser.  With the exception of such parties, no other party shall have any rights hereunder.

19.

Severability.  If any provision of this Agreement is held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

20.

Miscellaneous.  Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof.  Specifically, as used in this Agreement, “investment company,” “affiliated person,” “interested person,” “assignment,” “broker,” “dealer” and “affirmative vote of the majority of the Fund’s outstanding voting securities” shall all have such meaning as such terms have in the 1940 Act.  The term “investment adviser” shall have such meaning as such term has in the Advisers Act or the 1940 Act, as the case may be.  In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

21.  Sole Agreement.  This Agreement represents the entire agreement and understanding between the parties and sets forth the rights, duties and obligations of each party to the other as of its date.  Any prior agreements, understandings and representations relating to the subject matter of this Agreement are incorporated herein.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

FRONTEGRA ASSET MANAGEMENT, INC.

By:

Name:

William D. Forsyth III

Title:

President

Attest:

IRONBRIDGE CAPITAL MANAGEMENT, L.P.

By:

IronBridge Capital GP, Inc., its general
partner

By:

Name:

Christopher Faber

Title:

President

Attest:

11

Exhibit A

Frontegra IronBridge Small Cap Fund

Subadvisory Fee

0.40 of 1% of the average daily net assets of the Fund when the Fund has net assets of $200,000,000 or less, not subject to any reductions.  When the Fund’s net assets exceed $200,000,000, effective ____________, 2008, the Subadvisory Fee shall be 60% of the net fee received by the Adviser from the Fund after giving effect to any contractual or voluntary expense cap borne by Adviser.

Executed as of this ____ day of ________, 2008.

FRONTEGRA ASSET MANAGEMENT, INC.

By:

Name:

William D. Forsyth III

Title:

President

IRONBRIDGE CAPITAL MANAGEMENT, L.P.

By:

IronBridge Capital GP, Inc., its general
partner

By:

Name:

Christopher Faber

Title:

President

12

Exhibit B

Frontegra IronBridge SMID Fund

Subadvisory Fee

0.35 of 1% of the average daily net assets of the Fund when the Fund has net assets of $100,000,000 or less, not subject to any reductions.  When the Fund’s net assets exceed $100,000,000, effective _________, 2008, the Subadvisory Fee shall be 60% of the net fee received by the Adviser from the Fund after giving effect to any contractual or voluntary expense cap borne by Adviser.

Executed as of this ____ day of ________, 2008.

FRONTEGRA ASSET MANAGEMENT, INC.

By:

Name:

William D. Forsyth III

Title:

President

IRONBRIDGE CAPITAL MANAGEMENT, L.P.

By:

IronBridge Capital GP, Inc., its general
partner

By:

Name:

Christopher Faber

Title:

President

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Exhibit D

SUBADVISORY AGREEMENT

THIS SUBADVISORY AGREEMENT is entered into as of the ___ day of _____, 2008 between Frontegra Asset Management, Inc. (“Adviser”) and New Star Institutional Managers Limited (“Subadviser”).

W I T N E S S E T H

WHEREAS, Frontegra Funds, Inc., a Maryland corporation (the “Corporation”), is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, pursuant to an Investment Advisory Agreement between the Corporation and the Adviser (the “Advisory Agreement”), the Corporation has retained Adviser to act as its investment adviser;

WHEREAS, the Advisory Agreement permits Adviser to delegate certain of its duties to a subadviser, subject to the requirements of the 1940 Act; and

WHEREAS, Adviser desires to retain Subadviser as subadviser with respect to the Corporation’s series named on an Exhibit to this Agreement (each, a “Fund”).

NOW, THEREFORE, Adviser and Subadviser mutually agree as follows:

1.

Appointment as Subadviser.  Adviser hereby retains Subadviser to act as subadviser for the Funds, subject to the supervision of Adviser and the Board of Directors of the Corporation and subject to the terms of this Agreement, and Subadviser agrees to accept such employment.

2.

Duties of Subadviser.

(a)

Investments.  Subject to the 1940 Act, the direction of Adviser, the Board of Directors of the Corporation, the investment policies and restrictions of each Fund as set forth in the Corporation’s current registration statement on Form N-1A and the compliance policies and procedures, Subadviser is authorized and directed to purchase, hold, sell and monitor on a continuous basis investments for the accounts of the Funds (the “Investments”).  In providing these services, Subadviser will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Investments.  Adviser will provide Subadviser with reasonable assistance in connection with Subadviser’s activities under this Agreement, including without limitation, information concerning each Fund, the daily funds available for investment and general affairs of the Corporation.

(b)

Allocation of Brokerage.  Subject to the supervision of Adviser and the Board of Directors of the Corporation, Subadviser is authorized and directed to establish and maintain accounts on behalf of the Funds, place orders for the purchase and sale of Investments with or through such persons, brokers or dealers as Subadviser may elect, and negotiate commissions to be paid on such transactions.  In selecting brokers or dealers and placing orders, Subadviser will seek to obtain the most favorable combination of price and execution available (considering all factors it deems relevant including price, size of transaction, nature of the market for the security, amount of commission, if any, timing, reputation of broker or dealer and other factors), except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as provided below.

The Subadviser may cause each Fund to pay a broker that provides brokerage and research services to the Subadviser a commission in excess of the commission that another broker would have charged for effecting that transaction provided (i) the Subadviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker in the terms of the particular transaction or in terms of the Subadviser’s overall responsibilities with respect to the Fund and the other accounts as to which the Subadviser exercises investment discretion, (ii) such commission is paid in compliance with all applicable state and federal laws, including Section 28(e) of the Securities Exchange Act of 1934, as amended, and in accordance with this Agreement, and (iii) in the opinion of the Subadviser, the total commissions paid by each Fund will be reasonable in relation to the benefits to the Fund over the long term.

To the extent not prohibited by applicable law, if Subadviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other clients of Subadviser, it may aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution.  In such event, allocation of these securities and the expenses incurred in the transaction will be made by Subadviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to each Fund and its other clients.

(c)

Securities Transactions.  Subadviser and any of its affiliated persons will not purchase securities or other instruments from or sell securities or other instruments to any Fund; provided, however, Subadviser may purchase securities or other instruments from or sell securities or other instruments to a Fund if such transaction is permissible under applicable law and such Fund’s procedures or in accordance with an exemptive order.

(d)

Books and Records.  Subadviser will maintain all books and records required to be maintained pursuant to the 1940 Act, including without limitation, a daily ledger of such assets and liabilities relating thereto and brokerage and other records of all securities transactions, and will furnish to Adviser in a timely manner all information relating to Subadviser’s services under this Agreement.  The Subadviser will also preserve such books and records for the periods prescribed in Rule 31a-2 under the 1940 Act.  All books and records remain the sole property of the Corporation and shall be immediately surrendered to the Corporation upon request, provided that Subadviser may retain a copy of the books and records.  Upon request during any business day, all books and records maintained under this Agreement immediately will be made available to the Corporation or Adviser.

2

(e)

Information Concerning Investments.  As Adviser or the Board of Directors of the Corporation may reasonably request, Subadviser will furnish reports on portfolio transactions and reports on Investments held in the portfolio in such detail as the requesting party may request.  As mutually agreed upon, Subadviser also will provide the Funds and Adviser periodic economic and investment analyses and reports or other investment services normally available to Subadviser’s other clients.  Upon reasonable advance notice, Subadviser will make its officers and employees available to meet with Adviser and the Corporation’s Board of Directors at the Corporation’s principal place of business or another mutually agreed location to review the Investments of the Funds.  Subadviser will inform the Corporation and Adviser of changes in investment strategy, tactics, ownership or key personnel.  Subadviser also will provide information or perform additional acts as are customarily performed by a subadviser or which are required for the Fund or Adviser to comply with their respective obligations under applicable law, including without limitation the Internal Revenue Code of 1986, the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the Securities Act of 1933, as amended (the “1933 Act”), and any state securities law, rule or regulation.

(f)

Custody Arrangements.  Subadviser acknowledges receipt of a Custody Agreement for the Funds and, to the extent within its control, will comply with the requirements of the Custody Agreement.  On each business day, Subadviser will provide each Fund’s custodian with information relating to all transactions concerning the Fund’s assets as Adviser or the custodian requests.

(g)

Voting of Proxies.  Subadviser shall vote all securities in which it invests a Fund’s assets in accordance with any policies adopted by the Board of Directors of the Fund.

(h)

Agent.  Subject to any other written instructions of Adviser, the Corporation or the Funds, Subadviser is hereby appointed as Adviser’s, the Corporation’s and the Fund’s agent and attorney-in-fact for the limited purpose of executing account documentation, agreements, contracts and other documents as Subadviser is requested by brokers, dealers, counterparties and other persons in connection with its management of the Investments; provided, however, that any such documentation that the Subadviser shall execute shall comply with all laws, rules and regulations applicable to the business of the Adviser and the Corporation, including but not limited to the Advisers Act, the 1940 Act and the rules and regulations thereunder.  The Subadviser shall provide the Adviser and the Corporation with copies of any documents executed on behalf of the Adviser or the Corporation hereunder as soon as possible after the execution of any such documents.

(i)

Compliance with Applicable Law and Governing Documents.  With respect to all matters relating to its performance under this Agreement, Subadviser and its directors, officers, partners, employees and interested persons will act in accordance with all applicable law.  Subadviser will act in accordance with the Corporation’s governing instruments and regulatory filings, including the Corporation’s Articles of Incorporation, By-Laws, currently effective Registration Statement under the 1940 Act and the 1933 Act and

3

Notice of Eligibility under Rule 4.5 of the Commodity Exchange Act (the “CEA”), compliance policies and procedures adopted pursuant to Rule 38a-1 under the 1940 Act and the Funds’ Prospectuses, policies and procedures (collectively, “Governing Instruments and Regulatory Filings”) and any instructions or directions of the Corporation, its Board of Directors or Adviser which whenever practicable the Adviser or the Corporation shall provide in writing.  Adviser will provide Subadviser with any amendments, supplements or other changes to the Governing Instruments and Regulatory Filings as soon as practicable after such materials become available, and upon receipt, Subadviser will act in accordance with such amendments, supplements or other changes.

(j)

Corporation’s Name; Adviser’s Name.  Subadviser will have no rights relating to the Corporation’s name, a Fund’s name or in the name “Frontegra” as it is used in connection with investment products, services or otherwise, and Subadviser will make no use of such names without the express written consent of the Corporation, such Fund or Adviser, as the case may be; provided that notwithstanding anything in this Agreement, Subadviser shall be entitled to use a Fund’s name and the name “Frontegra” in Form ADV or any other document required to be filed with any governmental agency or self-regulatory organization.

(k)

Personal Securities Transactions.  Subadviser will observe and comply with Rule 17j-l under the 1940 Act.  Upon request during any business day, Subadviser immediately will make available to Adviser or any Fund any reports concerning such Fund required to be made by Subadviser pursuant to Rule 17j-1 under the 1940 Act.

(l)

Fair Valuation.  In accordance with the valuation procedures adopted by the Board of Directors of the Corporation, as amended from time to time, Subadviser shall provide appropriate assistance with fair valuation of those securities in which it invests Fund assets for which readily available market prices are unavailable.

(m)

Regulatory Filings.  Subadviser will provide a back-up certification to Adviser in a form reasonably satisfactory to each party relating to the Corporation’s periodic reports on Form N-CSR and Form N-Q with respect to matters of which Subadviser has firsthand knowledge.

(n)

Compliance Oversight.  Subadviser agrees to cooperate with periodic reviews of Subadviser’s compliance program by the Funds’ compliance personnel in performance of their responsibilities under Rule 38a-1 of the 1940 Act.  Subadviser agrees to provide to the Funds copies of its compliance program and such additional information and certifications as may reasonably be requested by the Funds’ compliance personnel.  Subadviser agrees to promptly notify the Adviser of any material compliance violations which affect the Funds.

(o)

Section 15(c) Request for Information.  Subadviser shall provide such information as may reasonably be requested by the Board of Directors of the Corporation under Section 15(c) of the 1940 Act in connection with its annual consideration of this Agreement.

4

3.

Services Exclusive.  Except as consented to by the Adviser in writing (which consent shall not be unreasonably withheld), during the term of this Agreement and for a period of one year thereafter, Subadviser (and its successors) and any person or entity controlled by Subadviser other than individual employees, will not act as investment adviser or subadviser or render investment advice to or sponsor, promote or distribute any investment company or comparable entity registered under the 1940 Act that is in the same Lipper category as any Fund.

4.

Duties of Adviser.  Adviser will continue to be responsible for all services to be provided to the Funds pursuant to the Advisory Agreement, and shall oversee and review Subadviser’s performance under this Agreement.

5.

Independent Contractor.  Subadviser will be an independent contractor in performing its duties under this Agreement and unless otherwise expressly provided herein or otherwise authorized in writing, will have no authority to act for or represent the Corporation, the Funds or Adviser in any way or otherwise be deemed an agent of the Corporation, the Funds or Adviser.

6.

Compensation.  Adviser will pay Subadviser a fee (the “Subadvisory Fee”) for its services to each Fund at an annual rate set forth on the Exhibit relating to such Fund.  The Subadvisory Fee shall be accrued each calendar day during the term of this Agreement and the sum of the daily fee accruals shall be paid monthly as soon as practicable following the last day of each month.

7.

Expenses.  The Subadviser shall bear all expenses incurred by it in connection with its services under this Agreement other than the cost of Investments (including brokerage commissions and other transaction charges, if any) purchased or sold by the Funds.  In addition, Subadviser will, from time to time at its sole expense, employ such persons as it believes to be particularly fitted to assist it in the execution of its duties hereunder.  Except to the extent provided in Section 7 hereof, the Subadviser shall not be responsible for the Funds’ or the Adviser’s expenses.  Specifically, Subadviser will not be responsible for expenses of the Funds or the Adviser, including, but not limited to, the following:  (a) charges and expenses for determining a  Fund’s net asset value and the maintenance of a Fund’s books and records and related overhead; (b) the charges and expenses of a Fund’s lawyers and auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and/or administrator appointed by the Funds; (d) brokers’ commissions, and issue and transfer taxes chargeable to the Funds in connection with securities transactions to which a Fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by a Fund to federal, state or other government agencies; (f) fees and expenses required to be paid for registration with the SEC, or any fees and expenses required to be paid for the sale of Fund shares in any state; (g) expenses related to shareholders’ and directors’ meetings, and the preparation, printing and distribution of prospectuses, proxy statements, reports to shareholders and other Fund sales literature; (h) distribution fees payable pursuant to Rule 12b-1 under the 1940 Act, if any; and (i) compensation payable to the Funds’ directors.

5

8.

Representations and Warranties of Subadviser.  Subadviser represents and warrants to Adviser, the Corporation, and the Funds as follows:

(a)

Subadviser is registered as an investment adviser under the Advisers Act;

(b)

Subadviser will not engage in any futures transactions or options thereon on behalf of the Fund prior to Subadviser filing a notice of exemption pursuant to Rule 4.14 under the CEA with the Commodity Futures Trading Commission (the “CFTC”) and the National Futures Association or becoming otherwise qualified to act as a commodity trading advisor under the CEA;

(c)

Subadviser is a private company duly organized and validly existing under the laws of England and Wales with the power to carry on its business as it is now being conducted;

(d)

The execution, delivery and performance by Subadviser of this Agreement are within its powers and have been duly authorized by all necessary action on the part of its members, and no action or filing with any governmental body, agency or official is required for the execution, delivery and performance of this Agreement, and the execution, delivery and performance by Subadviser of this Agreement do not contravene or constitute a default under any provision of applicable law, rule or regulation, Subadviser governing instruments or any agreement, judgment, injunction, order, decree or other instrument binding upon Subadviser;

(e)

This Agreement is a valid and binding agreement of Subadviser;

(f)

Subadviser has provided its current (and will provide all amendments thereto) Form ADV to Adviser, and each Form ADV provided to Adviser is and will be a true and complete copy of the form filed with the SEC and, to the best of Subadviser’s knowledge and belief, the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; and

(g)

Subadviser has provided its Code of Ethics to Adviser along with the certification required by Rule 17j-1(c)(1)(ii) under the 1940 Act.  In accordance with Rule 17j-1, the Subadviser will submit any material changes to such Code of Ethics to the Corporation’s Board of Directors for approval no later than six months after its  adoption of the material changes.  During the term of this Agreement, Subadviser will annually certify to the Corporation’s Board of Directors that it has adopted procedures reasonably necessary to prevent access persons from violating the Code of Ethics, and will describe in a written report any issues arising under the Code regarding material violations of the Code and sanctions imposed in response thereto.

6

(h)

Subadviser will provide a back-up certification in a form reasonably satisfactory to each party relating to each annual and semi-annual report filed on Form N-CSR by the Fund.

(i)

Subadviser has adopted, maintains and implements written policies and procedures with regard to the protection of customer records and information, as required by Regulation S-P.

(j)

Subadviser has adopted proxy voting policies which comply in all material respects with the requirements of the 1940 Act.

9.

Representations and Warranties of Adviser.  Adviser represents and warrants to Subadviser, as follows:

(a)

Adviser is registered as an investment adviser under the Advisers Act;

(b)

Adviser is a corporation duly organized and validly existing under the laws of Illinois with the power to carry on its business as it is now being conducted;

(c)

The execution, delivery and performance by Adviser of this Agreement are within its powers and have been duly authorized by all necessary action, and Adviser has caused to be taken all necessary action under the Advisory Agreement and the 1940 Act to authorize the retention of Subadviser under this Agreement, and no action or filing with any governmental body, agency or official is required for the execution, delivery and performance of this Agreement;

(d)

This Agreement is a valid and binding agreement of Adviser and the Corporation on behalf of the Fund; and

(e)

Adviser has provided to Subadviser the Corporation’s current Registration Statement on Form N-1A, and agrees to provide Subadviser with all supplements or amendments thereto and to advise Subadviser promptly in writing of any changes in a  Fund’s investment policies or restrictions.

10.

Survival of Representations and Warranties.  All representations and warranties made by the parties pursuant to Sections 8 and 9 will survive for the duration of this Agreement, and the parties will immediately notify Adviser and the Corporation in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.  In addition, the parties will deliver to Adviser and the Fund copies of any material amendments, supplements or updates to any of the information provided to Adviser within 15 days after becoming available.

11.

Liability and Indemnification.

(a)

Liability.  In the absence of willful misfeasance, bad faith, negligence, or reckless disregard on the part of Subadviser of its duties or obligations under this

7

Agreement, the Subadviser shall not be subject to any liability for errors of judgment, mistake of law or for any loss suffered by the Adviser, the Corporation, the Fund, or its shareholders in connection with matters to which this Agreement relates.  In the absence of willful misfeasance, bad faith, negligence, or reckless disregard on the part of the Adviser of its duties or obligations under this Agreement, the Adviser shall not be subject to any liability to the Subadviser, for any act or omission in the course of, or in connection with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Investments; provided, however, that nothing herein shall relieve the Adviser or Subadviser from any of their respective obligations under applicable law, including without limitation, federal and state securities laws and the CEA.  Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Corporation or any shareholder of the Corporation may have under any federal securities or state law.

(b)

Indemnification.  The Subadviser shall indemnify the Adviser and the Corporation, and their respective officers, directors and “controlling persons” (within the meaning of Section 2(a)(9) of the 1940 Act), for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, negligence, or reckless disregard of its duties or obligations hereunder or any violations of applicable law, including, without limitation, federal and state securities laws and the CEA.  The Adviser shall indemnify the Subadviser and its managing members, officers, directors and “controlling persons” (within the meaning of Section 2(a)(9) of the 1940 Act) for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Adviser’s willful misfeasance, bad faith, negligence, or reckless disregard of its duties and obligations hereunder or any violations of applicable law, including, without limitation, federal and state securities laws and the CEA.

12.

Duration and Termination.

(a)

Duration.  This Agreement shall begin with respect to a Fund after it has been approved in accordance with the requirements of the 1940 Act and the Exhibit relating to such Fund has been executed by the Adviser and Subadviser and shall continue in effect for two years from its effective date and thereafter for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof if such continuation  shall be specifically approved at least annually (i) by the vote of a majority of the Board of Directors of the Corporation, including a majority of the directors who are not parties to this Agreement or “interested persons” of any such party (as defined in the 1940 Act), cast in person at a meeting called for that purpose or (ii) by the vote of a majority of the outstanding voting securities (as that phrase is defined in Section 2(a)(42) of the 1940 Act) of a Fund.

(b)

Termination.  Notwithstanding anything to the contrary provided herein, this Agreement may be terminated at any time with respect to a Fund, without payment of any penalty:  (i) by the vote of a majority of the Board of Directors of the

8

Corporation, by the vote of a majority of the outstanding voting securities of such Fund or by Adviser, in each case upon not more than 60 days’ written notice; or (ii) by Subadviser upon not less than 120 days’ written notice to Adviser, the Corporation, and such Fund.  This Agreement shall also terminate automatically in the event of its assignment (as defined in Section 2(a)(4) of the 1940 Act) or upon the termination of the Advisory Agreement.

13.

Amendment.  This Agreement may be amended with respect to a Fund by the mutual consent of the parties, provided that the terms of each such amendment shall be approved by (i) the affirmative vote of a majority of the Board of Directors of the Corporation cast in person at a meeting called for that purpose, including a majority of directors who are not “interested persons” of such Fund or the Adviser, and (ii) if necessary, by a vote of a majority of the outstanding voting securities of such Fund.  If such amendment is proposed in order to comply with the requirements of the SEC, state regulatory bodies or other governmental authorities, Adviser will notify Subadviser of the form of amendment which it deems necessary or advisable and the reasons therefor, and if Subadviser declines to assent to such amendment, the Adviser may terminate this Agreement forthwith.

14.

Confidentiality.  Subject to the duties of the Subadviser to comply with applicable laws, including any demand of any regulatory or taxing authority having jurisdiction or under compulsory process of law, the Subadviser shall, during the term of this Agreement and for a period of 5 years thereafter, treat as confidential all non-public information pertaining to the Funds and the actions of Subadviser, the Adviser and the Corporation in respect thereof.  Information disclosed in voluntary and required reports to shareholders of the Corporation and to regulatory authorities or otherwise in the public domain other than by action of the Subadviser is deemed to be public information.  Subadviser agrees to adhere to the privacy policies adopted by the Corporation pursuant to Regulation S-P under the Gramm-Leach-Bliley Act.  Subadviser has adopted, implemented and agrees to maintain physical, electronic and procedural safeguards reasonably designed to protect the security, confidentiality and integrity of, and to prevent unauthorized access to or use of, records and information relating to Fund shareholders in compliance with Regulation S-P.  Subadviser will not share any nonpublic personal information concerning Fund shareholders with any other party except as necessary for the performance of duties under this Agreement or as required by law or allowed under one of the exceptions set forth in Regulation S-P.

15.

Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, delivered or mailed postpaid to the other party, or transmitted by facsimile with acknowledgment of receipt or by electronic transmission, to the parties at their principal places of business, which may from time to time be changed by the parties by notice to the other party.  As of the date of this Agreement, the addresses of the parties are:

Corporation and Adviser:

Frontegra Funds, Inc.
Frontegra Asset Management, Inc.

9

Attention: William D. Forsyth III
400 Skokie Blvd., Suite 500
Northbrook, IL  60062
Fax: (847) 509-9845

Subadviser:

New Star Institutional Managers Limited

Ms. Anna Kirk

1 Knightsbridge Green

London  SW1X 7NE  ENGLAND

Fax:  +44(0)20 7225 9302

16.

Governing Law.  This Agreement is governed by and construed in accordance with the laws of the United States and the internal laws of the State of Illinois without giving effect to conflicts of laws principles; provided, however, that nothing herein shall be construed in a manner that is inconsistent with the 1940 Act, the Advisers Act or the rules and regulations promulgated with respect to such respective Acts.

17.

Counterparts.  This Agreement may be executed in one or more counterparts, all of which shall together constitute one and the same instrument.

18.

Third Party Rights.  In addition to the parties hereto, this Agreement is intended to be for the benefit of the Corporation, which is intended to be a third-party beneficiary hereunder and may, as such, exercise such rights as if it were the Adviser.  With the exception of such parties, no other party shall have any rights hereunder.

19.

Severability.  If any provision of this Agreement is held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

20.

Miscellaneous.  Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof.  Specifically, as used in this Agreement, “investment company,” “affiliated person,” “interested person,” “assignment,” “broker,” “dealer” and “affirmative vote of the majority of the Fund’s outstanding voting securities” shall all have such meaning as such terms have in the 1940 Act.  The term “investment adviser” shall have such meaning as such term has in the Advisers Act or the 1940 Act, as the case may be.  In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

21.

Sole Agreement.  This Agreement represents the entire agreement and understanding between the parties and sets forth the rights, duties and obligations of each

10

party to the other as of its date.  Any prior agreements, understandings and representations relating to the subject matter of this Agreement are incorporated herein.

11

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

FRONTEGRA ASSET MANAGEMENT, INC.

By:

Name:

William D. Forsyth, III

Title:

President

Attest:

NEW STAR INSTITUTIONAL MANAGERS LIMITED

By:

Name:

Title:

Attest:

12

Exhibit A

Frontegra New Star International Equity Fund

Subadvisory Fee

Sixty percent (60%) of the net fee received by the Adviser after giving effect to any contractual or voluntary expense cap borne by Adviser; provided, however, that the Subadvisory Fee shall not be less than an annual rate of 0.33 of 1% of the Fund’s average daily net assets.

Executed as of this ___ day of ______, 2008.

FRONTEGRA ASSET MANAGEMENT, INC.

By:

Name:

William D. Forsyth III

Title:

President

NEW STAR INSTITUTIONAL MANAGERS LIMITED

By:

Name:

Title:

Exhibit E

SUBADVISORY AGREEMENT

THIS SUBADVISORY AGREEMENT (the “Agreement”) is entered into as of the ___ day of _________, 2008 by and between Frontegra Asset Management, Inc., an Illinois corporation (“Adviser”) and Netols Asset Management, Inc., a Wisconsin corporation (“Subadviser”).

W I T N E S S E T H

WHEREAS, Frontegra Funds, Inc., a Maryland corporation (the “Corporation”), is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, pursuant to an Investment Advisory Agreement between the Corporation and the Adviser (the “Advisory Agreement”), the Corporation has retained Adviser to act as its investment adviser;

WHEREAS, the Advisory Agreement permits Adviser to delegate certain of its duties to a subadviser, subject to the requirements of the 1940 Act; and

WHEREAS, Adviser desires to retain Subadviser as subadviser for the Frontegra Netols Small Cap Value Fund (the “Fund”), a newly formed series of the Corporation.

NOW, THEREFORE, Adviser and Subadviser mutually agree as follows:

1.

Appointment as Subadviser.  Adviser hereby retains Subadviser to act as subadviser for the Fund, subject to the supervision of Adviser and the Board of Directors of the Corporation and subject to the terms of this Agreement, and Subadviser agrees to accept such employment.

2.

Duties of Subadviser.

(a)

Investments.  Subject to the 1940 Act, the direction of Adviser, the Board of Directors of the Corporation, the investment policies and restrictions of the Fund as set forth in the Corporation’s current registration statement on Form N-1A and the compliance policies and procedures, Subadviser is authorized and directed to purchase, hold, sell and monitor on a continuous basis investments for the account of the Fund (the “Investments”).  In providing these services, Subadviser will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Investments.  Adviser will provide Subadviser with reasonable assistance in connection with Subadviser’s activities under this Agreement, including without limitation, providing such information concerning the Fund, its daily funds available for investment and general affairs of the Corporation as Subadviser may request.

(b)

Allocation of Brokerage.  Subject to the supervision of Adviser and the Board of Directors of the Corporation, Subadviser is authorized and directed to establish and maintain accounts on behalf of the Fund, place orders for the purchase and sale of Investments with or through such persons, brokers or dealers as Subadviser may elect, and negotiate commissions to be paid on such transactions.  In selecting brokers or dealers and placing orders, Subadviser will seek to obtain the most favorable combination of price and execution available (considering all factors it deems relevant under the circumstances, including price, size of transaction, nature of the market for the security, amount of commission, if any, timing, reputation of broker or dealer and other factors), except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as provided below.

Subadviser may cause the Fund to pay a broker that provides brokerage and research services to the Subadviser a commission in excess of the commission that another broker would have charged for effecting that transaction provided (i) Subadviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker in the terms of the particular transaction; (ii) such commission is paid in material compliance with all applicable state and federal laws, including Section 28(e) of the Securities Exchange Act of 1934, as amended, and in accordance with this Agreement, and (iii) in the opinion of the Subadviser, the total commissions paid by the Fund will be reasonable in relation to the services received.  Subadviser shall provide such information regarding any such “soft dollar” arrangements that the Subadviser maintains with respect to the Fund as may be requested from time to time by the Fund and the Adviser.

To the extent not prohibited by applicable law, Subadviser may aggregate the securities to be sold or purchased to seek to obtain the most favorable price or lower brokerage commissions and efficient execution.  In such event, allocation of these securities and the expenses incurred in the transaction will be made by Subadviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and its other clients.

(c)

Securities Transactions.  Subadviser and any of its affiliated persons will not purchase securities or other instruments from or sell securities or other instruments to the Fund; provided, however, Subadviser may purchase securities or other instruments from or sell securities or other instruments to the Fund if such transaction is permissible under applicable law and the Fund’s procedures or in accordance with an exemptive order.

(d)

Books and Records.  Subadviser will maintain all books and records required to be maintained pursuant to the 1940 Act with respect to its management of the Fund, including without limitation, a daily ledger of such assets and liabilities relating thereto and brokerage and other records of all securities transactions, and will furnish to Adviser or the Fund in a timely manner copies of all such books and records upon written request.  Subadviser will also preserve such books and records for the periods prescribed in Rule 31a-2 under the 1940 Act.

(e)

Information Provided by Subadviser.  As Adviser or the Board of Directors of the Corporation may reasonably request, Subadviser will furnish reports on portfolio transactions and reports on Investments held in the portfolio in such detail as the requesting party may reasonably request.  Subadviser will prepare, subject to review by the Adviser, a letter to shareholders to be included in the Fund’s semi-annual reports.  As mutually agreed upon by the

2

parties to this Agreement, Subadviser also will provide the Fund and Adviser quarterly economic and investment analyses and reports or other investment services normally available to Subadviser’s other clients.  Upon reasonable advance notice, Subadviser will make its officers and employees available to meet with Adviser and the Corporation’s Board of Directors at the Corporation’s principal place of business or another mutually agreed location to review the Investments of the Fund.  Subadviser will inform the Corporation and Adviser of material changes in investment strategy, tactics, ownership or key personnel.  Subadviser also will provide information to the Adviser to assist the Adviser in ensuring the Fund’s compliance with the Internal Revenue Code of 1986, the 1940 Act, the Securities Act of 1933, as amended (the “1933 Act”), and any state securities law, rule or regulation.

(f)

Custody Arrangements.  Subadviser acknowledges receipt of a Custody Agreement for the Fund and, to the extent within its control, will comply in all material respects with the provisions of that agreement that relate to the Subadviser’s duties hereunder.  On each business day, Subadviser will provide the Fund’s custodian with information relating to all transactions concerning the Fund’s assets as Adviser or the custodian reasonably requests.

(g)

Voting of Proxies.  Subadviser shall be responsible for voting proxies with respect to securities held by the Fund.  Subadviser shall provide the Corporation, in a timely manner, the proxy voting records of the Fund as required by Form N-PX and such other information regarding proxy voting as may reasonably be requested by the Fund’s Board of Directors or Adviser.  Subadviser shall use its good faith judgment to vote or abstain from voting proxies in a manner which it reasonably believes best serves the interests of Fund shareholders.

(h)

Agent.  Subject to any other written instructions of Adviser, the Corporation or the Fund, Subadviser is hereby appointed as Adviser’s, the Corporation’s and the Fund’s agent and attorney-in-fact for the limited purpose of executing account documentation, agreements, contracts and other documents as Subadviser is requested by brokers, dealers, counterparties and other persons in connection with its management of the Investments; provided, however, that any such documentation that the Subadviser shall execute shall comply in all material respects with all laws, rules and regulations applicable to the business of the Corporation, including but not limited to the 1940 Act and the rules and regulations thereunder.  Subadviser shall provide the Adviser and the Corporation with copies of any documents executed on behalf of the Corporation hereunder as soon as possible after the execution of any such documents.

(i)

Compliance with Applicable Law and Governing Documents.  With respect to all matters relating to its performance under this Agreement, Subadviser and its directors, officers, partners and employees will act in accordance in all material respects with applicable law and with the Corporation’s governing instruments and regulatory filings, including the Corporation’s Articles of Incorporation, By-Laws, currently effective Registration Statement under the 1940 Act and the 1933 Act and Notice of Eligibility under Rule 4.5 of the Commodity Exchange Act (the “CEA”) and compliance policies and procedures adopted pursuant to Rule 38a-1 under the 1940 Act and the Fund’s Prospectus, policies and procedures, copies of which the Adviser has provided to Subadviser prior to the date hereof, (collectively, “Governing Instruments and Regulatory Filings”) and any reasonable instructions or directions of the Corporation, its Board of Directors or Adviser provided in writing.  Adviser will promptly

3

provide Subadviser with any material amendments, supplements or other changes to the Governing Instruments and Regulatory Filings, and upon receipt, Subadviser will act in accordance with such amendments, supplements or other changes.

(j)

Corporation’s Name; Adviser’s Name.  Subadviser will have no rights relating to the Corporation’s name, the Fund’s name or in the name “Frontegra” as it is used in connection with investment products, services or otherwise, and Subadviser will make no use of such names without the express written consent of the Corporation, the Fund or Adviser, as the case may be; provided that notwithstanding anything in this Agreement, Subadviser shall be entitled to use the Fund’s name and the name “Frontegra” in Form ADV or any other document required to be filed with any governmental agency or self-regulatory organization and in marketing materials for the limited purpose of indicating that Subadviser is the subadviser to the Fund.  Subadviser may use the Fund’s name and “Frontegra” in marketing materials for other purposes subject to prior review and approval by Adviser.

(k)

Personal Securities Transactions.  Subadviser will comply in all material respects with Rule 17j-l under the 1940 Act.  Upon reasonable request during any business day, Subadviser will promptly make available to Adviser or the Fund any reports concerning the Fund required to be made by Subadviser pursuant to Rule 17j-1 under the 1940 Act.

(l)

Fair Valuation.  In accordance with procedures adopted by the Board of Directors of the Corporation, as amended from time to time, Subadviser shall provide appropriate assistance with fair valuation of those securities in which it invests Fund assets for which readily available market prices are unavailable.

(m)

Regulatory Filings.  Subadviser will provide a back-up certification to Adviser in a form reasonably satisfactory to each party relating to the Corporation’s periodic reports on Form N-CSR and Form N-Q with respect to matters of which Subadviser has firsthand knowledge.

(n)

Compliance Oversight.  Subadviser agrees to cooperate with periodic reviews of Subadviser’s compliance program by the Fund’s compliance personnel in performance of their responsibilities under Rule 38a-1 of the 1940 Act.  Subadviser agrees to provide to the Fund copies of its compliance program and such additional information and certifications as may reasonably be requested by the Fund’s compliance personnel.  Subadviser agrees to promptly notify the Adviser of any material compliance violations which affect the Fund.

(o)

Section 15(c) Request for Information.  Subadviser shall provide such information as may reasonably be requested by the Board of Directors of the Corporation under Section 15(c) of the 1940 Act in connection with its annual consideration of this Agreement.

3.

Services to Competing Funds.  Except as consented to by the Adviser in writing (which consent shall not be unreasonably withheld), during the term of this Agreement (and for an additional period if agreed to in writing by the parties prior to termination of this Agreement), Subadviser (and its successors) and any person or entity controlled by Subadviser other than individual employees, will not act as investment adviser or subadviser or render investment

4

advice to or sponsor, promote or distribute any no load investment company (or portfolio thereof) or comparable entity registered under the 1940 Act that is managed by a single investment adviser and is in the same Lipper category as the Fund.

4.

Duties of Adviser.  Adviser will continue to be responsible for all services to be provided to the Fund pursuant to the Advisory Agreement, and shall oversee and review Subadviser’s performance under this Agreement.

5.

Independent Contractor.  Subadviser will be an independent contractor in performing its duties under this Agreement and unless otherwise expressly provided herein or otherwise authorized in writing, will have no authority to act for or represent the Corporation, the Fund or Adviser in any way or otherwise be deemed an agent of the Corporation, the Fund or Adviser.

6.

Compensation.  Adviser will pay Subadviser a fee for its services (the “Subadvisory Fee”) at an annual rate of 0.60% of the Fund’s average daily net assets. Subject to the foregoing, the Subadvisory Fee shall be accrued each calendar day during the term of this Agreement and the sum of the daily fee accruals shall be paid monthly as soon as practicable following the last day of each month.

7.

Expenses.  Subadviser shall bear its own expenses incurred by it in connection with its services under this Agreement other than the cost of Investments (including brokerage commissions and other transaction charges, if any, on such Investments) purchased or sold by the Fund.  In addition, Subadviser will, from time to time at its sole expense, employ such persons as it reasonably believes to be particularly fitted to assist it in the execution of its duties hereunder.  Except to the extent provided in Section 7 hereof, the Subadviser shall not be responsible for the Fund’s or the Adviser’s expenses.  Specifically, Subadviser will not be responsible for expenses of the Fund or the Adviser, including, but not limited to, the following:  (a) charges and expenses for determining the Fund’s net asset value and the maintenance of the Fund’s books and records and related overhead; (b) the charges and expenses of the Fund’s lawyers and auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and/or administrator appointed by the Fund; (d) brokers’ commissions, and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the Fund to federal, state or other government agencies; (f) fees and expenses required to be paid for registration with the SEC, or any fees and expenses required to be paid for the sale of Fund shares in any state; (g) expenses related to shareholders’ and directors’ meetings, and the preparation, printing and distribution of prospectuses, proxy statements, reports to shareholders and other Fund sales literature; (h) distribution fees payable pursuant to Rule 12b-1 under the 1940 Act, if any; and (i) compensation payable to the Fund’s directors.

8.

Representations and Warranties of Subadviser.  Subadviser represents and warrants to Adviser, the Corporation, and the Fund as follows:

(a)

Subadviser is registered as an investment adviser under the Advisers Act;

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(b)

Subadviser will not engage in any futures transactions or options thereon on behalf of the Fund prior to Subadviser filing a notice of exemption pursuant to Rule 4.14 under the CEA with the Commodity Futures Trading Commission (the “CFTC”) and the National Futures Association or becoming otherwise qualified to act as a commodity trading advisor under the CEA;

(c)

Subadviser is a corporation duly organized and validly existing under the laws of the State of Wisconsin with the power to carry on its business as it is now being conducted;

(d)

The execution, delivery and performance by Subadviser of this Agreement are within its powers and have been duly authorized by all necessary action, and no action or filing with any governmental body, agency or official is required for the execution, delivery and performance of this Agreement, and the execution, delivery and performance by Subadviser of this Agreement do not contravene or constitute a default under any provision of applicable law, rule or regulation, Subadviser governing instruments or any agreement, judgment, injunction, order, decree or other instrument binding upon Subadviser;

(e)

This Agreement is a valid and binding agreement of Subadviser;

(f)

Subadviser has provided its current (and will promptly provide all amendments thereto) Form ADV (Parts 1 and II) to Adviser, and each Form ADV provided to Adviser is and will be a true and complete copy of Subadviser’s Form ADV and, to the best of Subadviser’s knowledge and belief, the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; and

(g)

Subadviser has provided its Code of Ethics to Adviser along with the certification required by Rule 17j-1(c)(1)(ii) under the 1940 Act.  In accordance with Rule 17j-1, the Subadviser will submit any material changes to such Code of Ethics to the Corporation’s Board of Directors for approval no later than six months after its adoption of the material changes.  During the term of this Agreement, Subadviser will annually certify to the Corporation’s Board of Directors that it has adopted procedures reasonably necessary to prevent persons subject to such Code from violating the Code of Ethics, and will describe in a written report any issues arising under the Code regarding material violations of the Code and sanctions imposed in response thereto.

(h)

Subadviser has adopted, maintains and implements written policies and procedures with regard to the protection of customer records and information, as required by Regulation S-P.

(i)

Subadviser has adopted proxy voting policies which comply in all material respects with the requirements of the 1940 Act.

(j)

Subadviser represents, warrants and agrees that it has adopted and implemented, and will maintain throughout the term of this Agreement, policies and procedures, as required by Rule 206(4)-7 under the Advisers Act.  Subadviser has provided the Fund with true and complete copies of such policies and procedures (or summaries thereof).

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9.

Representations and Warranties of Adviser.  Adviser represents and warrants to Subadviser, as follows:

(a)

Adviser is registered as an investment adviser under the Advisers Act;

(b)

Adviser is a corporation duly organized and validly existing under the laws of Illinois with the power to carry on its business as it is now being conducted;

(c)

The execution, delivery and performance by Adviser of this Agreement are within its powers and have been duly authorized by all necessary action, and Adviser has caused to be taken all necessary action under the Advisory Agreement and the 1940 Act to authorize the retention of Subadviser under this Agreement, and no action or filing with any governmental body, agency or official is required for the execution, delivery and performance of this Agreement and the execution, delivery and performance by Adviser of this Agreement do not contravene or constitute a default under any provisions of applicable law, rule or regulation, Adviser governing instruments or any agreement, judgment, injunction, order, decree or other instrument binding upon Adviser;

(d)

This Agreement is a valid and binding agreement of Adviser.

(e)

Adviser has provided to Subadviser the Corporation’s current Registration Statement on Form N-1A relating to the Fund, and agrees to promptly provide Subadviser with all supplements or amendments thereto relating to the Fund and to advise Subadviser promptly in writing of any changes in the Fund’s investment policies or restrictions.

10.

Survival of Representations and Warranties.  All representations and warranties made by the parties pursuant to Sections 8 and 9 will survive for the duration of this Agreement, and each party will immediately notify the other party in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

11.

Liability and Indemnification.

(a)

Liability.  In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of Subadviser of its duties or obligations under this Agreement, Subadviser shall not be subject to any liability to Adviser for any act or omission in the course of, or in connection with, rendering services hereunder or for any loss suffered by the Adviser, the Corporation, the Fund (including losses that may be sustained in the purchase, holding or sale of Investments), or its shareholders in connection with matters to which this Agreement relates.  In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of the Adviser of its duties or obligations under this Agreement, the Adviser shall not be subject to any liability to Subadviser for any act or omission in the course of, or in connection with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Investments; provided, however, that nothing herein shall relieve the Adviser or Subadviser from any of their respective obligations under applicable law, including without limitation, federal and state securities laws and the CEA.  Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any

7

way constitute a waiver or limitation of any rights which the Corporation or any shareholder of the Corporation may have under any federal securities or state law.

(b)

Indemnification.  Subadviser shall indemnify the Adviser and its respective officers, directors and “controlling persons” (within the meaning of Section 2(a)(9) of the 1940 Act), for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties or obligations hereunder or any violations of applicable law, including, without limitation, federal and state securities laws and the CEA.  The Adviser shall indemnify the Subadviser and its officers, directors and “controlling persons” (within the meaning of Section 2(a)(9) of the 1940 Act) for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties or obligations hereunder or any violations of applicable law, including, without limitation, federal and state securities laws and the CEA.

12.

Duration and Termination.

(a)

Duration.  This Agreement shall begin as of the date of execution hereof and shall continue in effect for two years from the date of this Agreement and thereafter for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof if such continuation  shall be specifically approved at least annually (i) by the vote of a majority of the Board of Directors of the Corporation, including a majority of the directors who are not parties to this Agreement or “interested persons” of any such party (as defined in the 1940 Act), cast in person at a meeting called for that purpose or (ii) by the vote of a majority of the outstanding voting securities (as that phrase is defined in Section 2(a)(42) of the 1940 Act) of the Fund.  Adviser will use its good faith efforts to facilitate such annual approval unless it believes that the continuation of this Agreement is not in the best interest of the Fund.

(b)

Termination.  Notwithstanding anything to the contrary provided herein, this Agreement may be terminated at any time, without payment of any penalty:  (i) by the vote of a majority of the Board of Directors of the Corporation, by the vote of a majority of the outstanding voting securities of the Fund or by Adviser, in each case upon not more than 60 days’ written notice; or (ii) by Subadviser upon not less than 120 days’ written notice to Adviser, the Corporation, and the Fund.  This Agreement shall also terminate automatically in the event of its assignment (as defined in Section 2(a)(4) of the 1940 Act) or upon the termination of the Advisory Agreement.

13.

Amendment.  This Agreement may be amended by the mutual consent of the parties, provided that the terms of each such amendment shall be approved by (i) the affirmative vote of a majority of the Board of Directors of the Corporation cast in person at a meeting called for that purpose, including a majority of directors who are not “interested persons” of the Fund or the Adviser, and (ii) if necessary, by a vote of a majority of the outstanding voting securities of the Fund.  If such amendment is proposed in order to comply with the requirements of the SEC, state regulatory bodies or other governmental authorities, Adviser will notify Subadviser of the form of amendment which it deems necessary or advisable and the reasons therefor.

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14.

Confidentiality.  Subject to the duties of the parties to comply with applicable laws, including any demand of any regulatory or taxing authority having jurisdiction or under compulsory process of law, each party shall treat as confidential all non-public information pertaining to the Fund and the actions of Subadviser, the Adviser and the Corporation in respect thereof.  Subadviser agrees to adhere to the privacy policies adopted by the Corporation pursuant to Regulation S-P under the Gramm-Leach-Bliley Act.  Subadviser has adopted, implemented and agrees to maintain physical, electronic and procedural safeguards reasonably designed to protect the security, confidentiality and integrity of, and to prevent unauthorized access to or use of, records and information relating to Fund shareholders in compliance with Regulation S-P.  Subadviser will not share any nonpublic personal information concerning Fund shareholders with any other party except as necessary for the performance of duties under this Agreement or as required by law or allowed under one of the exceptions set forth in Regulation S-P.

15.

Notice.  Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, delivered or mailed postpaid to the other party, or transmitted by facsimile with acknowledgment of receipt or by electronic transmission, to the parties at their principal places of business, which may from time to time be changed by the parties by notice to the other party.  As of the date of this Agreement, the addresses of the parties are:

Corporation and Adviser:

Frontegra Funds, Inc.
Frontegra Asset Management, Inc.
Attention: William D. Forsyth III

400 Skokie Blvd., Suite 500
Northbrook, IL  60062
Fax: (847) 509-9845

Subadviser:

Netols Asset Management, Inc.
Attention:  Jeffrey Netols
1045 W. Glen Oaks Lane, Suite 201
Mequon, Wisconsin  53092
Fax:  (262) 240-2931

16.

Governing Law.  This Agreement is governed by and construed in accordance with the laws of the United States and the internal laws of the State of Illinois, without giving effect to conflicts of laws principles; provided, however, that nothing herein shall be construed in a manner that is inconsistent with the 1940 Act, the Advisers Act or the rules and regulations promulgated with respect to such respective Acts.

17.

Counterparts.  This Agreement may be executed in one or more counterparts, all of which shall together constitute one and the same instrument.

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18.

Severability.  If any provision of this Agreement is held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

19.

Miscellaneous.  Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof.  Specifically, as used in this Agreement, “investment company,” “affiliated person,” “interested person,” “assignment,” “broker,” “dealer” and “affirmative vote of the majority of the Fund’s outstanding voting securities” shall all have such meaning as such terms have in the 1940 Act.  The term “investment adviser” shall have such meaning as such term has in the Advisers Act or the 1940 Act, as the case may be.  In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

20.

Sole Agreement.  This Agreement represents the entire agreement and understanding between the parties and sets forth the rights, duties and obligations of each party to the other as of its date.  Any prior agreements, understandings and representations relating to the subject matter of this Agreement are incorporated herein.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

FRONTEGRA ASSET MANAGEMENT, INC.

on behalf of Frontegra Netols Small Cap Value Fund

By:

Name:

William D. Forsyth, III

Title:

President

Attest:

NETOLS ASSET MANAGEMENT, INC.

By:

Name:

Jeffrey W. Netols

Title:

President

Attest:

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PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

THREE EASY WAYS TO AUTHORIZE YOUR PROXY

By Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com.

3) Follow the instructions provided on the website.

By Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903.

3) Follow the instructions.

By Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

If you authorize your proxy by telephone or internet, do not mail your proxy.

This proxy is solicited by the Board of Directors of Frontegra Funds, Inc., which unanimously recommends that you vote FOR each of the nominees for Director and FOR each Proposal.  Please vote by checking the appropriate box.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	FRTGR1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

[NAME OF FUND]

Vote on Directors	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominees(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
1. To elect the following current Directors to the Board of the Corporation to serve until their successors are duly elected and qualify:	⁮	⁮	⁮
Nominees:
01) David L. Heald
02) James M. Snyder
03) William D. Forsyth III

Vote on Proposals				For	Against	Abstain
2. To approve a new investment advisory agreement between the Corporation and Frontegra Asset Management, Inc. (the “Adviser”), the investment adviser to the Fund.				⁮	⁮	⁮
3. To approve a new subadvisory agreement between [SUBADVISER] and the Adviser on behalf of the [NAME OF FUND].				⁮	⁮	⁮
7. To vote and otherwise represent the undersigned on any procedural matter with respect to the foregoing proposals as may properly come before the Meeting or any adjournment or postponements thereof.				⁮	⁮	⁮
PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET

Note:  Please sign exactly as your name appears on the records of the Corporation and date.  If joint owners, each holder should sign this proxy.  When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Signature (and Title, if applicable) [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)			Date

--------------------------------------------------------------------------------------------------------------------------------------------

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER __, 2008

FRONTEGRA FUNDS, INC. PROXY FOR SPECIAL MEETING OF SHAREHOLDERS THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder(s) of the Frontegra Fund referenced on the reverse side of this ballot, a series of Frontegra Funds, Inc. (the “Corporation”), hereby appoints William D. Forsyth III and Elyce D. Dilworth, and each of them, as proxies for the undersigned, each with full power of substitution, to attend the Special Meeting of Shareholders of the Corporation (the “Meeting”) to be held at 10:00 a.m., local time, on October __, 2008, at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois  60062, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting.  The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Proxy Statement (the terms of which are incorporated by reference herein) and revokes any proxy heretofore given with respect to such Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side.  If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” each of the nominees for Director and “FOR” each other proposal.  The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any procedural matter relating to the proposals that may properly come before the Meeting or any adjournment or postponement thereof.

WE NEED YOUR VOTE BEFORE OCTOBER __, 2008.

Your vote is important.  Regardless of whether you are able to attend the Meeting in person, we urge you to authorize your proxy because your vote is vital.  If you are unable to attend the Meeting in person, we urge you to authorize the proxies to cast your votes, which is commonly known as proxy voting.  You can do this in one of three ways: by (1) completing, signing, dating and promptly returning this proxy card using the enclosed postage prepaid envelope, (2) calling the toll free number 1-800-690-6903 or (3) voting on the website at www.proxyvote.com.  Your prompt voting by proxy will help assure a quorum at the Meeting.  Voting by proxy will not prevent you from personally casting your votes at the Meeting.  You may revoke your proxy before it is exercised at the Meeting by submitting to the Secretary of the Corporation a written notice of revocation or a subsequently signed proxy card, or by attending the Meeting and voting in person.

THANK YOU FOR YOUR TIME. PLEASE SIGN ON REVERSE SIDE.

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